As filed with the Securities and Exchange Commission
                   on May 28, 1999

                                          File No. 33-44909
                                          File No. 811-6520

          SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C. 20549

                     F O R M  N-1A
    Registration Statement Under the Securities Act of 1933
            Post-Effective Amendment No. 17
                        and
    Registration Statement Under the Investment Company
                    Act of 1940
                 Amendment No. 19
                _____________________

                  SMITH BREEDEN TRUST
  (Exact Name of Registrant as Specified in Charter)

              100 Europa Drive, Suite 200
           Chapel Hill, North Carolina 27514
        (Address of Principal Executive Office)

                     (919) 967-7221
 (Registrant's Telephone Number, Including Area Code)

                    MICHAEL J. GIARLA
              100 Europa Drive, Suite 200
            Chapel Hill, North Carolina 27514
         (Name and Address of Agent for Service)
                     _______________
          Please Send Copy of Communications to:

                   MARIANTHE S. MEWKILL
              Smith Breeden Associates, Inc.
               100 Europa Drive, Suite 200
                  Chapel Hill, NC 27514
                     (919)-967-7221


   It is proposed that this filing shall become effective on July 31, 1999 pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933.

   The Registrant has previously registered an indefinite number of shares of beneficial interest pursuant to Rule
24f-2 under the Investment Company Act of 1940, as amended.
The Rule 24f-2 notice for the Registrant's most recent fiscal year will be filed before June 30, 1999.






                     SMITH BREEDEN TRUST
          SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
            (THE "U.S. EQUITY MARKET PLUS FUND")
            SMITH BREEDEN FINANCIAL SERVICES FUND
              (THE "FINANCIAL SERVICES FUND")
	    SMITH BREEDEN HIGH YIELD BOND FUND
               (THE "HIGH YIELD BOND FUND")
        SMITH BREEDEN ASIAN/PACIFIC EQUITY MARKET FUND
          (THE "ASIAN/PACIFIC EQUITY MARKET FUND")
         SMITH BREEDEN EUROPEAN EQUITY MARKET FUND
            (THE "EUROPEAN EQUITY MARKET FUND")

                    CROSS REFERENCE SHEET
                          FORM N-1A

         Part A:  Information Required in Prospectus

   N-1A
Item No.  Item               Location in the
                              Registratation Statement
			      by Prospectus Heading


1.    Front & Back 		 Front & Back
        Cover Pages               Cover Pages

2.  Risk/Return Summary:	Smith Breeden Equity Funds:
     Investments, Risk		 Investment Objectives,
     and Performance           	 Principal Investments
				 Strategies, Principal
				 Investment Risks, Annual
				 Performance; Smith Breeden
				 High Yield Bond Fund:
				 Investment Objectives,
				 Principal Investment
				 Strategies, Principal
 				 Investment Risks, Annual
				 Performance; Smith Breeden
				 Financial Services Fund:
				 Investment Objectives,
				 Principal Investment
				 Strategies, Principal
				 Investment Risks, Annual
				 Performance.

3.  Risk/Return Summary:	Smith Breeden Equity Funds:
     Fee Table         		 Your Expenses; Smith
				 Breeden High Yield Bond
				 Fund:  Your Expenses;
				 Smith Breeden Financial
				 Services Fund:  Your
				 Expenses

4.  Investment Objectives,	Summary of Principal Risks
     Principal Investment	 and Investment Strategies
     Strategies, and
     Related Risks

5.  Management's Discussion	Contained in the Funds'
     of Fund's Performance       Annual Report to
                                 Shareholders

6.  Management, Organization,	Management of the Funds
     and Capital Structure

7.  Shareholder Information	Pricing of Fund Shares,
				 How to Purchase Shares,
				 How to Exchange Shares,
				 How to Redeem Shares,
				 Dividends and
				 Distributions,
				 Shareholder Reports and
				 Information, Taxes

8.   Distribution Arrangements	How to Purchase Shares,
				 Service and Distribution
				 Plans

9.   Financial Highlights	Financial Highlights
      Information

                   SMITH BREEDEN MUTUAL FUNDS




        Smith Breeden Short Duration U.S. Government Fund

    Smith Breeden Intermediate Duration U.S. Government Fund

               Smith Breeden High Yield Bond Fund

           Smith Breeden U.S. Equity Market Plus Fund

         Smith Breeden Asian/Pacific Equity Market Fund

            Smith Breeden European Equity Market Fund

              Smith Breeden Financial Services Fund


                           PROSPECTUS


                          JULY 31, 1999












               Advised by Smith Breeden Associates, Inc.


These securities have not been approved or disapproved by the Securities and Exchange commission nor has the securities and exchange commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
1

                       SUMMARY INFORMATION

   This Prospectus describes seven no load mutual funds offering you a choice of investments to help fulfill your asset allocation needs:

     Smith Breeden Short Duration U.S. Government Fund
     Smith Breeden Intermediate Duration U.S. Government Fund
     Smith Breeden High Yield Bond Fund
     Smith Breeden U.S. Equity Market Plus Fund
     Smith Breeden Asian/Pacific Equity Market Fund
     Smith Breeden European Equity Market Fund
     Smith Breeden Financial Services Fund

Each Fund is a series of the Smith Breeden Series Fund or the Smith Breeden Trust, each an open-end management investment company. The investment adviser for the Funds is Smith Breeden Associates, Inc. (the "Adviser"). The Adviser is a money management and consulting firm founded in 1982 whose clients include pension funds, financial institutions, corporations, governmental entities and charitable foundations.

                        TABLE OF CONTENTS

   Smith Breeden Bond Funds                                 3
Smith Breeden Equity Funds                                  8
Summary of Principal Risks and Investment Strategies       13
Characteristics and Risks of the Securities in which
the Funds May Invest                                       19
Management of Funds                                        24
Pricing of Fund Shares                                     29
How to Purchase Shares                                     30
How to Exchange Shares                                     32
How to Redeem Shares                                       33
Dividends and Distributions                                36
Shareholder Reports and Information                        37
Retirement Plans                                           38
Service and Distribution Plans                             38
Taxes                                                      38
Capital Structure                                          39
Transfer and Dividend Disbursing Agent, Custodian
and Independent Auditors                                   40
Fund Performance                                           40
Financial Highlights                                       42
2
                    SMITH BREEDEN BOND FUNDS

Smith Breeden Short Duration U.S. Government Fund
Smith Breeden Intermediate Duration U.S. Government Fund

   Investment Objectives

The Short Duration U.S. Government Fund (the "Short Fund") seeks to provide investors with a high level of current income, consistent with a low volatility of net asset value.

The    Intermediate   Duration   U.S.   Government   Fund   (the
  "Intermediate Fund") seeks to provide investors with a total return in excess of the total return of the major market indices for mortgage-backed securities.

   Principal Investment Strategies

   The Short Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in six month U.S. Treasury securities on a constant maturity basis.

   The Intermediate Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices for mortgage-backed securities. These indices currently include, but are not limited to, the Salomon Brothers Mortgage Index and the Lehman Brothers Mortgage Index, each of which includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration of these indices is generally similar to that of intermediate-term U.S. Treasury Notes, and typically will range between three and five years.

   Duration is a measure of the price sensitivity of a portfolio to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates. Each year of duration represents an approximate 1% change in price for a 1% change in interest rates. For example, if a bond fund has an average duration of three years, its price will fall approximately 3% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise approximately 3% when interest rates fall by one percentage point.

   Under normal circumstances, each Fund will invest at least 70% of its total assets in U.S. Government Securities, primarily in mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. The Funds will also invest in fixed-rate and adjustable-rate mortgage-backed securities issued by non-governmental issuers and may hold a portion of their assets in money market instruments and in time and savings deposits in commercial banks or institutions whose accounts are insured by the Federal Deposit Insurance Corporation.
3
   The investment objectives of the Short and Intermediate Funds are fundamental, meaning they may not be changed without a vote of the shareholders of the relevant Fund. In addition, as a matter of fundamental policy the Funds will limit purchases to securities from the following classes of assets:

Securities  issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities.
Mortgage-Backed  Securities  rated  AAA  by  Standard  &  Poor's
  Corporation ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") or unrated but deemed of equivalent quality by the Adviser.
Securities  fully  collateralized by assets  in  either  of  the above classes.
Assets which would qualify as liquidity items under federal regulations (which may change from time to time) if held by a commercial bank or savings institution.
Hedge instruments, which may only be used for risk management purposes. Any securities described in [the "Hedging" section] and any stripped Mortgage-Backed Securities may only be used for risk management purposes.

Principal Investment Risks

   Among the primary risks of investing in the Funds are:

Market Risk
Interest Rate Risk
Prepayment Risk
Derivatives Risk
Management Risk
Year 2000 Risk

   Please   see  "Summary  of  Principal  Risks  and   Investment
Strategies" for a discussion of these and other risks of investing in the Funds.


Annual Performance

   The bar charts below show how the Funds' performance has varied from year to year by illustrating the Fund's total calendar-year returns. The table following the bar charts compares each Fund's average annual returns for the periods indicated to those of a broad-based securities market index. The charts and table are intended to illustrate some of the risks of investing in the Funds by showing how the Funds' performance can vary from year to year. Past performance does not guarantee future results.

      Calendar-Year Total Returns
          Short Fund
   Best    quarter:      First quarter 1995, + 2.40%
   Worst  quarter:       First quarter 1994, + 0.06%
More recent return information:
(January  1, 1999 -  June  30,1999)   to be provided
4
U.S. T-Bill   3.39%   3.88%   6.54%   5.31%   5.57%   5.58%
Short Fund    4.30%   4.14%   6.13%   6.28%   6.32%   4.77%
              1993    1994    1995    1996    1997    1998


       Calendar-Year Total Returns
          Intermediate Fund
   Best    quarter:      First quarter 1995, + 5.45%
   Worst quarter:        First quarter 1994, - 2.25%
More recent return information:
(January  1, 1999 -  June  30, 1999)   to be provided

5 Year/SBMI (1)     9.63%   (1.42)%   16.77%   5.37%   9.26%   6.98%
Intermediate Fund  11.09%   (1.67)%   16.40%   5.05%   9.00%   6.56%
                    1993     1994      1995    1996    1997    1998



                   Average Annual Total Returns
              (for periods ended December 31, 1998)

Short Fund                                         Fund
                                 1 Year   5      Inception
                                        Years   (March 31,
                                                  1992)
The Fund                          4.77   5.52      5.46
Merrill Lynch 6 Month US T-Bill   5.58   5.36      4.96
T-Bill



Intermediate Fund                            Fund
                          1 Year    5      Inception
                                  Years   (March 31,
                                            1992)
The Fund                   6.56    6.90      8.26
5 Year/SBMI (1)            6.98    7.23      8.09

 (1) 5 -Year Treasury Note to 12/31/93 and Salomon Smith Barney
Mortgage Index ("SBMI") to 3/31/99. The fund changed its investment objective 1/1/94.

Your Expenses

   The information below describes the fees and expenses you may pay if you buy and hold shares of the Funds and do not reflect any expense reimbursements by the Adviser.
5
                                 Short Fund   Intermediate Fund

Shareholder Fees (1)
(fees  paid directly from  your  None         None
investment)

Annual Fund Operating Expenses
(expenses  that  are   deducted
from Fund assets)                0.70%        0.70%
    Management Fees (2)(3)
    Other Expenses (3)           0.30%        0.36%
       Total   Fund   Operating  1.00%        1.06%
Expenses (3)

(1)For accounts of less than $2,000, each Fund assesses an annual account maintenance fee of $16. In addition, a transaction charge of $9 may be imposed on redemptions by wire transfer and an account closing fee of $8 may be imposed.

(2)Pursuant to a distribution and services plan in respect of each Fund, the Adviser may pay annual distribution and servicing fees of up to 0.25% of each Fund's net assets out of its management fee.

(3)Expenses shown are before giving effect to expense limitations. The Adviser voluntarily reimburses the Funds' expenses so that during the fiscal year ended March 31, 1999 total fund operating expenses were 0.78% for the Short Fund and 0.88% for the Intermediate Fund.

Examples

   The examples below are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, that you investment earns a 5% return each year and that the Fund's operating expenses remain the same and that the Adviser does not reimburse the Fund any expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year       3 Years      5 Years       10 Years

Short Fund               $105         $328         $568          $1,258
Intermediate Fund        $111         $347         $601          $1,329


Smith Breeden High Yield Bond Fund


   Investment Objective

   The Fund seeks high current income and capital appreciation.

   Principal Investment Strategies

   The Fund invests primarily in lower and unrated rated debt securities commonly referred to as "junk bonds." At least 65% of the Fund's total assets will be invested in these high yield debt securities rated below investment grade by national rating agencies such as S&P and Moody's. There is no limit on the acceptable rating of securities bought by the Fund.
6
   The Fund may also invest 35% of its total assets in equity securities, namely common or preferred stock and warrants, of U.S. and foreign companies. To the extent the Fund invests in stocks, the value of these equity investments will fluctuate day to day with movements in the stock market, as well as in response to the activities of individual companies. The Fund may also use options, future contracts, options on futures contracts and swaps to increase or decrease its exposure to changing security prices, interest or currency exchange rates, or other factors that affect security values.

Principal Investment Risks

   Among the primary risks of investing in the Funds are:

Market Risk
Interest Rate Risk
Credit Risk
Prepayment Risk
Derivatives Risk
Leveraging Risk
Liquidity Risk
Foreign Investment Risk
Management Risk
Year 2000 Risk

   Please see "Summary of Principal Risks and Investment Strategies" for  a
discussion of these and other risks of investing in the Funds.    .

Annual Performance

   The Fund began operations on October 15, 1998 and therefore does not have a full calendar year of performance to report. Since the Fund's performance can be expected to vary from year to year there are risks of investing in the Fund.

Your Expenses

   The information below describes the fees and expenses you may pay if you buy and hold shares of the Funds and do not reflect any expense reimbursements by the Adviser.

Shareholder Fees (1)                None
(fees  paid directly from  your
investment)

Annual Fund Operating Expenses
 (expenses  that  are deducted
 from Fund assets)                   0.70%
Management Fees (2)(3)
Other Expenses (3)                   6.16%
Total   Fund   Operating
 Expenses (3)                        6.86%

(1)For accounts of less than $2,000, the Fund assesses an annual account maintenance fee of $16. In addition, a transaction charge of $9 may be imposed on redemptions by wire transfer and an account closing fee of $8 may be imposed.
7
(2)Pursuant to a distribution and services plan in respect of the Fund, the Adviser may pay annual distribution and servicing fees of up to 0.25% of the Fund's net assets out of its management fee.

(3)Expenses shown are before giving effect to expense limitations and are estimated had the Fund been operational for a full fiscal year. The Adviser voluntarily reimburses the Fund's expenses so that had the Fund been operational during the full fiscal year ended March 31, 1999 total fund operating expenses would have been 0.98%

Examples

   The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The examples assume that you invest $10,000 in the Fund for the time periods indicated, that you investment earns a 5% return each year and that the Fund's operating expenses remain the same and that the Adviser does not reimburse any expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 Year      3 Years     5 Years   10 Years

        $720        $2,114      $3,446     $6,529


SMITH BREEDEN EQUITY FUNDS
Smith Breeden U.S. Equity Market Plus Fund
Smith Breeden Asian/Pacific Equity Market Fund
Smith Breeden European Equity Market Fund

   Investment Objectives

The  U.S.  Equity  Market  Plus  Fund seeks  to  provide  a  total  return exceeding the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") without additional equity market risk.

The Asian/Pacific Equity Market Fund seeks capital appreciation through investments in financial instruments related to the major equity markets of Asia and the Pacific region.

The European Equity Market Fund seeks capital appreciation through investments in securities related to the major equity markets of Europe.

   Principal Investment Strategies

   None of the Funds invests principally in the common stocks of the regions or indices whose returns they are targeting. Instead, each Fund uses futures, options and swaps to maintain its equity exposure in its respective market. The Asian/Pacific Equity Market and European Equity Market Funds may also employ futures and forwards on the currency markets of their respective regions to maintain the relevant market exposure. When futures contracts and/or swaps are, in the judgment of the Adviser, relatively overpriced, a Fund may invest directly in the common stocks
represented  by  the  index  or  in the region  being  tracked.   In  these
circumstances, the Fund will not own all issues, but will attempt to purchase a basket of common stocks which the Adviser expects will, on average, match the movements in the index or market being tracked.

   Since futures contracts and swaps can be purchased on little or no margin,
8
under normal circumstances each Fund commits only a small percentage of its net assets to purchasing the instruments which it uses to capture its equity market risk. With its remaining cash, each Fund invests in a low duration fixed income strategy substantially similar to that of the Short
Fund.   The  Funds'  fixed  income securities  consist  primarily  of  U.S.
Government Securities, including U.S. agency mortgage-backed securities, but may also include corporate debt securities, and mortgage-backed and other asset-backed securities of non-governmental issuers.

   With these fixed-income related investments, each Fund seeks to generate income and gains exceeding the total operating costs of the Fund. The operating costs of the Funds include the transaction and financing costs of entering into the futures, options and swap contracts used to replicate the respective stock market returns. Thus, whether a Fund's total return equals or exceeds the performance of the index or market it targets (the S&P 500 index in the case of the U.S. Equity Market Plus Fund, the Asia/Pacific region in the case of the Asian/Pacific Equity Market Fund, the European region in the case of the European Equity Market Fund) depends largely on whether the total return on the Fund's fixed-income portfolio equals or exceeds the Fund's total operating expenses. Other factors which will impact the success of the Funds' strategies relate to how well the returns of the futures, swaps and options chosen by the Adviser as the Fund's investments correlate to the markets tracked. Each Fund has also applied for an exemptive order with the Securities and Exchange Commission which would permit the Fund to invest in the Short Fund for purposes of pursuing its short duration fixed income strategy. There is no assurance that such an order will be granted.

   Principal Investment Risks

   Among the primary risks of investing in the Funds are:
Market Risk
Interest Rate Risk
Prepayment Risk
Derivatives Risk
Foreign Investment Risk
Leveraging Risk
Liquidity Risk
Management Risk
Year 2000 Risk

   Please see "Summary of Principal Risks and Investment Strategies" for a discussion of these and other risks of investing in the Funds.

Annual Performance

   The bar chart below shows how the U.S. Equity Market Plus Fund's performance has varied from year to year by illustrating the Fund's total
calendar-year  returns.   The table following the bar  chart  compares  the
Fund's average annual returns for the periods indicated to those of a broad-based securities market index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing how the Fund's performance can vary from year to year. There are no charts and tables for the Asian/Pacific Equity Market and European Equity Market Fund because the Funds have no performance history. However, since these Funds' performance can be expected to vary from year to year there are risks of investing in these Fund as well. Past performance does not guarantee future results.

9
                         Calendar-Year Total Returns
                       U.S. Equity Market Plus Fund

                         [Plot points for bar chart]

S&P 500           10.06%   1.32%   37.58%   22.96%   33.36%   28.58%
U.S. Equity       13.22%   1.84%   36.76%   24.36%   32.29%   26.43%
Market Plus Fund   1993    1994     1995     1996     1997     1998


   Best quarter:  Fourth quarter 1998,  21.07%
   Worst quarter: Third quarter 1998,  (10.82)%
   More recent return information (January 1, 1999-June 30, 1999):
    to be provided%




                          Average Annual Total Returns
                   (for periods ended December 31, 1998)

                                               Fund
                        1 Year     5        Inception
                                   Years    (June 30,
                                              1992)
U.S. Equity Market      26.43%    23.69%      21.89%
 Plus Fund
S&P 500 Index*          28.58%    24.03%      21.24%

* The S&P 500 Index is a widely recognized, unmanaged index of common stocks of the 500 largest capitalized U.S. companies. The index does not incur expenses and cannot be purchased directly by investors.

   Your Expenses

   The information below describes the fees and expenses you may pay if you buy and hold shares of the Funds.

                               U.S.      Asian/Pa  European
                               Equity    cific     Equity
                               Market    Equity    Market
                               Plus      Market

Shareholder Fees (1)           None      None      None
 (fees paid directly from your
 investment)
Annual Fund Operating
 Expenses
 (expenses  that are  deducted
 from Fund assets)
  Management Fees (2)(3)        0.70%     0.70%     0.70%
  Other Expenses (3)(4)         0.34%     5.30%     5.30%
  Total Fund Operating          1.34%     6.00%     6.00%
  Expenses (3)(4)

(1)For accounts of less than $2,000, each Fund assesses an annual account maintenance fee of $16. In addition, a transaction charge of $9 may be imposed on redemptions by wire transfer and an account closing fee of $8 may be imposed.
10
(2)Pursuant to a distribution and services plan in respect of each Fund, the Adviser may pay annual distribution and servicing fees of up to 0.25% of each Fund's net assets out of its management fee.

(3)Expenses shown are before giving effect to expense limitations. The Adviser voluntarily reimburses the Funds' expenses so that during the fiscal year ended March 31, 1999 total fund operating expenses were 0.88% for the U.S. Equity Market Plus Fund and would be expected to be 0.98% for each of the European Equity Index and Asian/Pacific Equity Index Funds had they been operational.

(4)Other expenses and Total Fund Operating expenses for the Asian/Pacific Equity Market and European Equity Market Funds are based on estimated amounts for the first fiscal year of the Funds.


Examples

   The examples below are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, that you investment earns a 5% return each year and that the Fund's operating expenses remain the same and that the Adviser does not reimburse any expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year   3 Years   5 Years   10 Years

U.S. Equity Market Plus          $ 109    $  341     $  590     $1,305
Asian/Pacific Equity Market      $ 630    $1,866     $3,069     $5,944
European Equity Market           $ 630    $1,866     $3,069     $5,944


Smith Breeden Financial Services Fund


   Investment Objective

   The Fund seeks capital appreciation.

   Principal Investment Strategies

   To pursue its investment objective, the Fund invests at least 65% of its total assets in U.S. and foreign financial services companies. These include banks, thrifts, finance and leasing companies, brokerage, investment banking and advisory firms, real estate related firms and insurance companies. The Fund will generally invest in common stock and in other equity securities such as preferred stock and warrants, although it may also engage in other investment practices.

   Under regulations imposed by the Investment Company Act of 1940 and its rules (the "1940 Act"), the Fund may not purchase more than 10% of the securities of any domestic or foreign insurance company. The Fund may also not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities, unless such investment is limited to not more than 5% of the equity securities or 10% of the debt securities of such company, and such investment represents not more than 5% of the net assets of the Fund.
11
   The Fund intends to be a diversified fund, as defined under the 1940 Act, and as such, with respect to 75% of its assets, will not invest more than 5% of its assets in any single issuer, and such 5% holding cannot represent more than a 10% voting interest in the acquired company.

Principal Investment Risks

   Among the primary risks of investing in the Funds are:

Market Risk
Concentration and Related Risk
Derivatives Risk
Foreign Investment Risk
Leveraging Risk
Liquidity Risk
Management Risk
Year 2000 Risk

Please see "Summary of Principal Risks and Investment Strategies" for a discussion of these and other risks of investing in the Funds.

Annual Performance

   The bar chart below shows the Fund's performance by illustrating the Fund's total calendar-year returns. The table following the bar chart compares the Fund's average annual returns for the periods indicated to those of a broad-based securities market index. Because the Fund's performance can be expected to vary from year to year there are risks of investing in the Fund. Past performance does not guarantee future results.


                           Calendar-Year Total Returns

                           [Plot points for bar chart]
S&P 500                   28.58%
Financial Services Fund  (4.81%)
                          1998

   Best quarter:  Fourth quarter 1998, 18.18%
   Worst quarter: Third quarter 1998,  (27.04)%
   More recent return information (January 1, 1999-June 30, 1999):
     to be provided%




                          Average Annual Total Returns
                   (for periods ended December 31, 1998)

                                     Fund
                          1 Year   Inception
                                   (December
                                   22, 1997)
Fund                      (3.77)     (4.81)
S&P 500 Index *           28.58      30.08
* The S&P 500 Index is a widely recognized, unmanaged index of common stocks of the 500 largest capitalized U.S. companies. The index does not incur expenses and cannot be purchased directly by investors.

12
Your Expenses

   The information below describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (1)                None
(fees  paid directly from  your
investment)

Annual Fund Operating Expenses
(expenses  that  are   deducted
from Fund assets)                   0.70%
    Management Fees (2)(3)
    Other Expenses (3)              2.42%
       Total   Fund   Operating     3.12%
Expenses (3)

(1)For accounts of less than $2,000, the Fund assesses an annual account maintenance fee of $16. In addition, a transaction charge of $9 may be imposed on redemptions by wire transfer and an account closing fee of $8 may be imposed.

(2)Pursuant to a distribution and services plan in respect of the Fund, the Adviser may pay annual distribution and servicing fees of up to 0.25% of the Fund's net assets out of its management fee.

(3)Expenses shown are before giving effect to expense limitations. The Adviser voluntarily reimburses the Fund's expenses so that during the fiscal year ended March 31, 1999 total fund operating expenses were 1.48%


Examples

   The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The examples assume that you invest $10,000 in the Fund for the time periods indicated, that you investment earns a 5% return each year and that the Fund's operating expenses remain the same and that the Adviser does not reimburse any expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 Year    3 Years       5 Years    10 Years
         $328     $1,000        $1,695      $3,452

           SUMMARY OF PRINCIPAL RISKS AND INVESTMENT STRATEGIES

Principal Risks

   The value of your investment in a Fund changes with the values of that Fund's holdings. Many factors can affect those values. The "principal risks" identified in the fund descriptions part of this Prospectus represent the factors that are most likely to have a material effect on a particular Fund's portfolio as a whole. Each Fund may be subject to additional principal risks and other risks in addition to the risks described here. The risks of a Fund may change over time because the types of investments made by a Fund can change over time. The following subsection on "Characteristics and Risks of the Securities in Which the Funds May Invest" and the Statements of Additional Information include more important information about the Funds, their investment strategies and the 13 related risks.

   Market Risk. The market price of securities held by a Fund may fall, sometimes rapidly or unpredictably, due to changing economic, political or market conditions, or due to the financial condition of the issuer. The value of a security may decline due to general market conditions which are not specifically related to a company or industry, such a real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

   Interest  Rate  Risk.   The  market  prices  of  a  Fund's  fixed-income
investments may decline due to an increase in market interest rates. Generally, the longer the maturity or duration of a fixed-income security, the more sensitive it is to changes in interest rates. The Short Fund (and the fixed-income segments of the U.S. Equity Market Plus, Asian/Pacific Equity Market and European Equity Market Funds) seek to match the duration of a portfolio that invests exclusively in six month U.S. Treasury securities on a constant maturity basis, and the Intermediate Fund seeks to match the duration of a portfolio that invests in mortgage-backed securities as weighted in the major market indices (typically ranging from three to five years). However, each Fund expects that, under normal circumstances, the dollar-weighted average life (or period until the next reset date) of its portfolio securities will be longer six months or five years, as the case may be, sometimes significantly longer.

   Credit Risk. An issuer of securities held by the Fund may be unable to pay principal and interest when due, or the value of the security may suffer because investors believe the issuer is less able to pay. Lower rated securities, while usually offering higher yields, generally have more risk and volatility because of reduced creditworthiness and greater chance of default.

   While certain U.S. Government securities such as U.S. Treasury obligations and GNMAs (discussed in the next section) are backed by the full faith and credit of the U.S. Government, other fixed-income securities in which the Funds may invest are subject to varying degrees of risk of default. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed and asset-backed securities, the ability of the mortgagor or other borrower to meet its obligations. The Short and Intermediate Funds will seek to minimize this credit risk by investing in securities of the highest credit quality, while the U.S. Equity Market Plus, European Equity Market and Asian/Pacific Equity Market Funds will seek to minimize this risk of default by investing in securities of at least investment grade, except that its investment in mortgage-backed securities will be rated at least A. The High Yield Bond Fund will invest in securities of below investment grade.

   Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating agency from another rating agency. Bonds rated BBB or Baa or below (and unrated bonds of comparable quality) have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity of the issuer to make interest and principal payments. In addition, the market for high yield bonds can be thinner and less active than that for higher-quality debt securities. As a result, lower rated securities held by a Fund can be less liquid, meaning that they are difficult to purchase or sell, possibly preventing the Fund from selling the investment at an advantageous price or time. Moreover, because these 14 less active market quotations may not always be available, the securities will be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information is available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and a Fund's ability to dispose of these securities.

   Prepayment risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on a security purchased to be less than expected. Mortgage-backed securities, which represent an interest in a pool of mortgages, present this risk, as do many asset-backed securities and high yield bonds. In general, when market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected, forcing a Fund to reinvest the proceeds at current yields, which are lower than those paid by the security that was paid off. When market interest rates increase, the market values of mortgage-backed securities declines. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities on these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities. Asset-backed securities can present similar risks.

   Similarly, investments in high yield bonds can present the risk of prepayment since these securities often contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. The Adviser may use options to try to mitigate the prepayment risk but such a strategy may not be successful.

   Derivatives Risk. The Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. Using derivatives, a Fund can increase or decrease its exposure to changing security prices and indices, currency exchange rates, interest rates or other factors that affect security value, or to employ temporary substitutes for anticipated future transactions. Techniques involving derivatives include buying or selling financial futures contracts, purchasing call or put options, or selling covered call options on such futures or entering into currency exchange contracts or swap agreements. Any or all of these techniques may be used at one time, except that only the Asian/Pacific Equity Market, European Equity Market, and Financial Services Funds may enter into currency exchange futures, forward or swap contracts. Use of any particular transaction is a function of market conditions. There is no overall limitation on the percentage of a Fund's assets which may be subject to a hedge position.

   The Funds will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, market risk and liquidity risk, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, the Funds' use of derivatives may have the effect of accelerating a Fund's recognition of gain.

15
   The use of derivatives involves costs and may result in losses. For example, the losses from investing in futures transactions are potentially unlimited. In addition, the use of options and futures strategies also involves the risk of imperfect correlation between movements in the values of the securities underlying the futures and options purchased and sold by a Fund, of the option and futures contract itself, and of the securities which are the subject of a hedge. For example, a Fund bears the risk that prices of hedged securities will not move to the same degree as the hedging instrument, or that price movements in the hedging instrument will not accurately reflect price movements in the security underlying the hedging instrument. It is also possible for a Fund to incur a loss on both the hedged securities and the hedging instrument. This means that a Fund may not achieve, and may at times exceed, its targeted duration or the return of the market it tracks.

   The U.S. Equity Market Plus, Asian/Pacific Equity Market and European Equity Market Funds' use of derivative instruments such as futures, swaps and options to track the relevant index or region raises additional risks. Each of these Fund's opportunity for gain or loss may be greater than if the Fund invested directly in the stocks represented by the relevant market or index because the notional value of the financial instruments utilized may not match exactly a Fund's net assets. For example, in the U.S. Equity Market Plus Fund, the total net notional amount of the Fund's equity swap contracts, S&P 500 Index futures contracts, plus the market value of any common stocks owned may be more or less than the Fund's total net assets. (Under normal market conditions, each Fund expects that such variations in its exposure to the relevant index or regions will be up to 5% more or less than the Fund's net assets.) For the Asian/Pacific Equity Market and European Equity Market Funds, there are no futures traded which match exactly the stock market capitalization of the Asian/Pacific or European regions. As a result, the Asian/Pacific Equity Market and European Equity Market Funds will utilize a composite of the futures traded in these regions. Futures contracts may not be available to trade in all countries making up a region, or a Fund may not be able to match exactly the weighting of a country's market capitalization in a region due to size limitations on the notional amount of the futures being purchased. Due to the lower correlation of the selected country or region futures with the return of the region in total, this circumstance may magnify the "tracking error" of a Fund's performance.

   At times, a Fund may sell interest rate futures in a different dollar amount than the dollar amount of securities being hedged, depending on the expected relationship between the volatility of the prices of such securities and the volatility of the futures contracts, based on duration calculations by the Adviser. If the actual price movements of the securities and futures are inconsistent with the Adviser's estimates of their durations, the hedge may not be effective.

   A Fund will not maintain open short positions in interest rate futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its fixed income securities portfolio plus or minus the unrealized gain or loss on these open positions, adjusted for the expected volatility relationship between the portfolio and the futures contracts based on duration calculations. If this limitation should be exceeded at any time, a Fund will take prompt action to close out the appropriate number of open contracts to bring its open futures position into compliance with this limitation.

   The  Short and Intermediate Funds will not purchase a put or call option
16
n U.S. Government Securities or mortgage-backed securities if, as a result of such purchase, more than 10% of its total assets would be invested in such options. The Short and Intermediate Funds will engage in OTC option transactions only with primary U.S. Government Securities dealers recognized by the Federal Reserve Bank of New York. The Short and Intermediate Funds will also not sell options which are not covered.

   In accordance with regulations established by the Commodity Futures Trading Commission, each Funds' aggregate initial margin and premiums on all futures and options contract positions not held for bona fide hedging purposes, will not exceed 5% of a Fund's net assets, after taking into account unrealized profits and losses on such contracts. In addition to margin deposits, when the Fund purchases a futures contract, it is required to maintain at all times liquid securities in a segregated account with its Custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value of the futures contract. The Funds' ability to engage in options and futures transactions and to sell related securities might also be limited by tax considerations and by certain regulatory requirements. See "Taxes" in the relevant Statement of Additional Information.

   Foreign Investment Risk. Funds investing in foreign markets and securities may experience more rapid and extreme changes in value than Funds investing solely in U.S. companies and markets. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. These investments are also influenced by currency risk, the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the value of a Fund's foreign securities. Although these Funds will enter into currency futures and forwards to maintain the same currency exposure as the markets in which they invest, there is no guarantee that the use of such techniques will be successful. Other risks and considerations relate to the higher transaction costs of trading in foreign securities; lower liquidity which may result in greater price volatility; the possibility of expropriation or confiscatory taxation; adverse change in investment or exchange control regulation; difficulty in obtaining a judgement from a foreign court; political instability; and potential restrictions on the flow of international capital.

   Concentration and Related Risk. Because the Financial Services Fund invests in a single sector, its performance is largely dependent on the sector's performance, which may differ from that of the overall stock market. Changing interest rates or deteriorating economic conditions can adversely affect the performance of financial services companies' stocks. Although the Fund may buy or sell interest rate futures and options to attempt to mitigate the effect of changing interest rates on the portfolio, the use of these instruments in such a strategy involves the risk that the price movements of the hedging instrument will not accurately reflect price movements in the securities, so that the hedge will not be fully effective or may result in losses.

   In addition, the financial services companies in which the Fund invests are subject to extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they charge. Profitability is largely dependent upon the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting 17 from the financial difficulties of borrowers can negatively affect the industry. Insurance companies may be subject to severe price competition. Legislation is currently being considered which would reduce the separation between commercial and investment banking businesses. If enacted this could significantly harm the financial services sector and the Fund.

   Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, foreign investments and securities having small market capitalization, substantial market and/or credit risk tend to involve greater liquidity risk.

   A Fund may invest up to 15% of its net assets in illiquid securities. The term illiquid securities for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business. The SEC staff takes the position that this includes non-terminable repurchase agreements having maturities of more than seven days.

   The High Yield Bond, U.S. Equity Market Plus, Asian/Pacific Equity Market, European Equity Market, and Financial Services Funds may invest in restricted securities, which represent securities that can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in registered public offering. Restricted securities deemed to be liquid under procedures established by the Board are not subject to the limitations on illiquid securities.

   The determination of whether certain IO/PO Strips issued by the U.S. Government and backed by fixed-rate mortgages or any other securities in which a Fund desires to invest are liquid shall be made by the Adviser under guidelines established by the Trustees in accordance with applicable pronouncements of the SEC. At present, all other IO/PO Strips, other residual interests of CMOs and OTC options are treated as illiquid securities. The SEC staff also currently takes the position that the interest rate swaps, caps and floors discussed in the Statements of Additional Information, as well as equity swap contracts and reverse equity swap contracts, are illiquid.

   Year 2000 Risk Like other mutual funds (and most organizations around the world), the Funds could be adversely affected by computer problems related to the year 2000. These could interfere with operations of the Funds, the Adviser and the Distributor or could impact the issuers of the securities in which the Funds invest.

While no one knows if these problems will have any impact on the Funds or on financial markets in general, the Adviser is taking steps to protect fund investors. These include efforts to determine that the problem will not directly affect the systems used by major service providers.

Whether these steps will be effective can only be known for certain in the year 2000.


   Leveraging Risk. When a Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio holdings. Each Fund may take on leveraging risk by using reverse repurchase agreements, dollar rolls and other 18 borrowings, by investing collateral from loans of portfolio securities, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives. The use of leverage may also cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

   Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired result.

Characteristics of Certain of the Securities in which the Funds May Invest

   Subject to the percentage limitations on investment to which each Fund is subject based on their investment objective, and unless stated otherwise, each of the Funds may invest in the following types of securities. The Statements of Additional Information also include information on these and other securities and financial instruments in which the Funds may invest.

U.S. Government Securities. The U.S. Government Securities in which the Funds may invest include U.S. Treasury Bills, Notes, Bonds, discount notes and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities including, but not limited to, the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). (Other U.S. Government agencies or instrumentalities include Federal Home Loan Banks, Bank for Cooperatives, Farm Credit Banks, Tennessee Valley Authority, Federal Financing Bank, Small Business Administration, and Federal Agricultural Mortgage Corporation.) Mortgage-backed securities are explained more fully below.

Corporate Debt Securities. All of the Funds, with the exception of the Short and Intermediate Funds, may invest in corporate debt securities. Corporate Debt Securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. Debt securities issued by smaller and medium sized issuers may be less actively traded than those of larger issuers and may experience greater fluctuations in price. Smaller and medium sized issuers may be less seasoned, have more limited product lines, markets, financial resources and management depth, and therefore be more susceptible to adverse market conditions than larger issuers.

Convertible Securities. All of the Funds, with the exception of the Short and Intermediate Funds, may invest in convertible securities. A convertible security is a fixed income equity security that may be converted into a prescribed amount of common stock at a specified formula. A convertible security entitles the owner to receive interest until the security matures or is converted. Convertibles have several unique investment characteristics such as: (a) higher yields than common stocks but lower yields than straight debt securities; (b) lesser degree of fluctuation in value than the underlying stock since they have fixed income 19 characteristics; and (c) potential for capital appreciation if the market price of the underlying securities increases.

Mortgage-Backed   and   Other   Asset-Backed  Securities.   Mortgage-backed
securities are securities that directly or indirectly represent a participation in, or are collateralized by and payable from, mortgage loans secured by real property. The term "mortgage-backed securities," as used herein, includes adjustable-rate mortgage securities, fixed-rate mortgage securities, and derivative mortgage products such as collateralized mortgage obligations, including residuals, stripped mortgage-backed securities and other instruments. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, but are not limited to, pools of automobile loans, educational loans and credit card receivables. These securities are described in detail below and in the Statement of Additional Information.

There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. Not all securities issued by the U.S. Government or its agencies are backed by the full faith and credit of the United States; some may be backed only by the assets of the particular instrumentality or the ability of the agency to borrow.

The Short and Intermediate Funds may only invest in mortgage-backed securities issued by private originators of, or investors in, mortgage loans issued by private entities that are rated AAA by S&P or Aaa by
Moody's, or, if unrated, determined by the Adviser to be of comparable quality. The Short and Intermediate Funds will not pay any additional fees for credit support and will not invest in private mortgage pass-through securities unless they are rated AAA by S&P or Aaa by Moody's. In addition, the Short and Intermediate Funds will only purchase mortgage-backed securities which constitute "Mortgage Related Securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

The Funds will not purchase privately-issued mortgage-backed securities or Collateralized Mortgage Backed Obligations ("CMOs") collateralized by interests in whole mortgage loans (not guaranteed by GNMA, FNMA or FHLMC) if the securities of any one issuer would exceed 10% of any Fund's assets at the time of purchase. The Funds will not purchase privately-issued mortgage-backed securities or CMOs collateralized by U.S. Government agency mortgage-backed securities if the securities of any one issuer would exceed 20% of any Fund's assets at the time or purchase.

The U.S. Equity Market Plus, European Equity Market and Asian/Pacific Equity Market Funds' investments in mortgage-backed and other asset-backed securities will be rated at least A by Moody's or S&P.

Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain 10 mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. Prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature. In order to hedge against possible prepayment, the Funds may purchase certain options and options on futures contracts as described more fully in "Other Investment Practices and Risk Considerations" and the Statements of Additional Information.

Adjustable-Rate Securities. Adjustable-rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable-rate securities are backed by pools of mortgage loans. The Short and Intermediate Funds will only invest in adjustable-rate securities backed by pools of mortgage loans ("ARMs"). The Fixed Income Segments of the U.S. Equity Market Plus, Asian/Pacific Equity Market, and European Equity Market Funds may also invest in adjustable-rate securities backed by assets other than mortgage pools.

Although the rate adjustment feature may act as a buffer to reduce large changes in the value of adjustable-rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable-rate securities may lag changes in prevailing market interest rates. Also, some adjustable-rate securities (or the underlying mortgages or other underlying loans or receivables) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable-rate securities are less likely than non-adjustable-rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Adjustable-rate securities are also subject to the prepayment risks associated generally with mortgage-backed securities.

Other Mortgage Backed Securities and Fixed Income Investments. The Funds may also invest in other types of mortgage-backed and fixed income securities including Collateralized Mortgage Obligations, Stripped Securities, and zero coupon bonds. These types of securities, including their risks, are described in detail in the Statements of Additional Information. New financial instruments and securities continue to be developed. The Funds may invest in any such instruments or variations to the extent consistent with their investment objectives and policies and applicable regulatory requirements.

Securities Lending, Repurchase Agreements and Forward Commitments. The Funds may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at 21 all times but involve some risk to the Funds if the other party should default on its obligations and a Fund is delayed in or prevented from recovering the collateral. None of the Funds will lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the total asset value (including such loans). The Funds will only enter into repurchase agreements with or lend securities to (i) member banks of the Federal Reserve System having total assets in excess of $500 million and
(ii) securities dealers, provided such banks or dealers meet the creditworthiness standards established by the Board of Trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Board of Trustees.

The Funds may also purchase securities for future delivery, which may increase overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of liquid securities equal to at least 100% of the value of the when-issued or forward commitment securities will be established and maintained with the Funds' custodian. Subject to this requirement, the Funds may purchase securities on such basis without limit. Settlements in the ordinary course, which may be substantially more than three business days for mortgage-backed securities, are not treated as when-issued or forward commitment transactions, and are not subject to the foregoing limitations, although some of the risks described above may exist.

Reverse Repurchase Agreements, Dollar Roll Agreements and Borrowing. The Funds may enter into reverse repurchase agreements or dollar roll agreements with commercial banks and registered broker-dealers in amounts up to 33 1/3% of their assets. The Short and Intermediate Funds may only enter into these transactions with commercial banks and registered broker-dealers which are also Qualified Institutions. The Statement of Additional Information for each Trust contains a more detailed explanation of these practices. Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund and require segregation of assets with a Fund's custodian in an amount equal to the Fund's obligations pending completion of such transactions. Each Fund may also borrow money from banks in an amount up to 33 1/3% of a Fund's total assets to realize investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. Borrowing from banks usually involves certain transaction and ongoing costs and may require a Fund to maintain minimum bank account balances. Use of these borrowing techniques to purchase securities is a speculative practice known as "leverage." Depending on whether the performance of the investments purchased with borrowed funds is sufficient to meet the costs of borrowing, a Fund's net asset value per share will increase or decrease, as the case may be, more rapidly than if the Fund did not employ leverage.

Short Sales. The Funds may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. All of the Funds, except the Financial Services and High Yield Bond Funds, expect to engage in short sales as a form of hedging in order to shorten the overall duration of the portfolio and maintain portfolio flexibility. The Financial Services and High Yield Bond Funds may make short sales of securities to reduce the risk of the portfolio to the market or to increase return. While a short sale may act as effective hedge to reduce the market or interest rate risk of a portfolio, it may also result in losses which can reduce the portfolio's total return.
22
When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon completion of the transaction. A Fund may have to pay a fee to borrow particular securities, and is often obligated to relinquish any payments received on such borrowed securities.

Until a Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian into which it will deposit liquid securities such that the amount deposited in the account plus any amount deposited with the broker as collateral will equal the current value of the security sold short. Depending on arrangements made with the broker, a Fund may not receive any payments (including interest) on collateral deposited with the broker. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although a Fund's gain is limited to the amount at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.

A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold exceeds 25% of the value of the Fund's total net assets. A Fund may also effect short sales where the Fund owns, or has the right to acquire at no additional cost, the identical security (a technique known as a short sale "against the box"). Such transactions might accelerate the recognition of gain. See "Taxes" in the relevant Statement of Additional Information.

Portfolio Turnover

The Adviser buys and sells securities for a Fund whenever it believes it is appropriate to do so. The portfolio turnover rate for each Fund's previous fiscal periods is shown in the table under the heading "Financial Highlights".

The portfolio turnover rates reported in the "Financial Highlights" for the Short, Intermediate, High Yield Bond and U.S. Equity Market Plus Funds for the fiscal year ended March 31, 1999 were relatively high. In addition, the Adviser anticipates that the portfolio turnover rate for the Asian/Pacific Equity Market, and European Equity Market Funds will also be relatively high. Because of their relatively frequent trading, the funds will realize taxable capital gains frequently which must be distributed yearly to shareholders. To the extent these gains are short-term capital gains, such gains are generally taxed at ordinary income tax rates. If a shareholder holds an investment in a fund in something other than a tax-deferred account (e.g. a retirement account), the payment of any taxes will impact a shareholder's net return from holding an investment in a Fund. Portfolio turnover also generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. However, the mortgage securities in which some of the Funds may invest are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission. The Funds will pay commissions in connection with options and future transactions and, for the High Yield Bond, U.S. Equity Market Plus, Asian/Pacific Equity Market, European Equity Market and Financial Services Funds, in relation to any purchase of common stocks or other equity securities.

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                          MANAGEMENT OF THE FUNDS

Its Board of Trustees manages the business affairs of the Funds. Each of the Funds has entered into an investment advisory agreement with Smith Breeden Associates, Inc., 100 Europa Drive, Chapel Hill, North Carolina, 27514 (the "Investment Advisory Agreements"). Pursuant to such investment advisory agreements, the Adviser furnishes continuous investment advisory services to each of the Funds.

Trustees and Officers

The following is a listing of the Trustees and officers of the Series Fund and Trust, the legal entities that have issued shares in the Funds. Unless otherwise indicated, all of the named individuals serve in their capacities for both the Series Fund and Trust.

Douglas T. Breeden*        Trustee and Chairman
                           Portfolio Manager, Financial Services Fund
                           Portfolio Manager, High Yield Bond Fund

Dr. Breeden, the Chairman of the Board of Smith Breeden Associates, co-founded the firm in 1982. In conjunction with Michael J. Giarla and Robert
B. Perry, he is responsible for the day-to-day operations of the Financial Services Fund, and in conjunction with David A. Tiberii, he is responsible for the day-to-day operations of the High Yield Bond Fund. Dr. Breeden has served on business school faculties at Duke University, Stanford University and the University of Chicago, and as a visiting professor at Yale University and at the Massachusetts Institute of Technology. He is the Editor of The Journal of Fixed Income. Dr. Breeden served as Associate Editor for five journals in financial economics, and was elected to the Board of Directors of the American Finance Association. He has published several well-cited articles in finance and economics journals. He holds a Ph.D. in Finance from the Stanford University Graduate School of Business, and a B.S. in Management Science from the Massachusetts Institute of Technology. He serves as Chairman of Harrington Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond, Indiana.

*Interested Person

Michael J. Giarla*         Trustee and President
                           Portfolio Manager, Financial Services Fund

Mr. Giarla is Chief Operating Officer, President and Director of Smith Breeden Associates. In conjunction with Douglas T. Breeden and Robert B. Perry, he is responsible for the day-to-day operations of the Financial Services Fund. He also serves as a Director of Harrington Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond, Indiana. Formerly Smith Breeden's Director of Research, he was involved in research and programming, particularly in the development and implementation of models to evaluate and hedge mortgage securities. He also consults with institutional clients and conducts special projects. Before joining Smith Breeden Associates, Mr. Giarla was a Summer Associate in Goldman Sachs & Company's Equity Strategy Group in New York. Mr. Giarla has published a number of articles and book chapters regarding MBS investment, risk management and hedging. He served as an Associate Editor of The Journal of Fixed Income from 1991-1993. Mr. Giarla holds a Master of Business Administration with Concentration in Finance from the Stanford University Graduate School of Business, where he was an Arjay Miller Scholar. He earned a Bachelor of Arts in Statistics, summa cum laude, from Harvard 24
University, where he was elected to Phi Beta Kappa and was a Harvard Club of Boston Scholar. Mr. Giarla is a Trustee of the Roxbury Latin School, West Roxbury, Massachusetts.

*Interested Person

Stephen M. Schaefer        Trustee

Stephen M. Schaefer is the Tokai Bank Professor of Finance at the London Business School. Previously on the Faculty of the Graduate School of Business of Stanford University, he has also taught at the Universities of California (Berkeley), Chicago, British Columbia and Venice. His research interests focus on capital markets and financial regulation. He served on the editorial board of a number of professional journals including, currently, The Journal of Fixed Income, The Review of Derivative Research, and Ricerche Economiche. He consults for a number of leading financial institutions, including the Adviser, and is a former Independent Board Member of the Securities and Futures Authority of Great Britain.

Myron S. Scholes           Trustee

   Myron S. Scholes is the Frank E. Buck Professor of Finance Emeritus at the Graduate School of Business at Stanford University (since 1983). He is a member of the Econometric Society. Professor Scholes was also a Managing Director and co-head of the fixed income derivatives group at Salomon Brothers between 1991-1993. Prior to coming to Stanford University in 1983, Professor Scholes was the Edward Eagle Brown Professor of Finance at the Graduate School of Business, University of Chicago (1974-1983). He served as the Director of the University of Chicago's Center for Research in Security Prices from 1974-1980. Prior to coming to the University of
Chicago, Professor Scholes was first an Assistant Professor then an Associate Professor at the Sloan School of Management at M.I.T. from 1968 to 1973. He received his Ph.D. in 1969 from the Graduate School of Business, University of Chicago. He has honorary Doctor of Law degrees from the University of Paris and McMaster University. He is a past president of the American Finance Association (1990).

Dr. Scholes has published numerous articles in academic journals and in professional volumes. He is most noted as the co-originator of the Black-Scholes Options Pricing Model as described in the paper, "The Pricing of Options and Corporate Liabilities," published in the Journal of Political Economy (with Fischer Black, May 1973), for which he was awarded the Nobel Prize in Economic Sciences in 1997. His other papers include such topics as risk-return relationships, the effects of dividend policy on stock prices, and the effects of taxes and tax policy on corporate decision making. His book with Mark Wolfson (Stanford University) Taxes and Business Strategy: A Planning Approach was published by Prentice Hall in 1991.

William F. Sharpe          Trustee

William F. Sharpe is the STANCO 25 Professor of Finance at Stanford University's Graduate School of Business. He is best known as one of the developers of the Capital Asset Pricing Model, including the beta and alpha concepts used in risk analysis and performance measurement. He developed the widely used binomial method for the valuation of options and other contingent claims. He also developed the computer algorithm used in many asset allocation procedures, a procedure for estimating the style of an investment manager from its historic returns, and the Sharpe ratio for measuring investment performance. Dr. Sharpe has published articles in a 25 number of professional journals. He has also written six books, including Portfolio Theory and Capital Markets, (McGraw-Hill, 1970), Asset Allocation Tools, (Scientific Press, 1987), Fundamentals of Investments (with Gordon
J. Alexander and Jeffery Bailey, Prentice-Hall, 1993) and Investments (with Gordon J. Alexander and Jeffrey Bailey, Prentice-Hall, 1990). Dr. Sharpe is a past President of the American Finance Association. He also served as consultant to a number of corporations and investment organizations. He is Trustee of the Barr Rosenberg mutual funds, a director of Stanford Management Company and the Chairman of the Board of Financial Engines, a company providing electronic portfolio advice. He received the Nobel Prize in Economic Sciences in 1990.

Daniel C. Dektar           Vice President, Smith Breeden Series Fund
                           Portfolio Manager, Short and Intermediate Funds

Daniel C. Dektar is a Principal, Executive Vice President, Director of Portfolio Management, and Director of Smith Breeden Associates. Mr. Dektar has been primarily responsible for the day-to-day management of the Short and Intermediate Funds since their commencement of operations in 1992. In December 1997, Timothy D. Rowe joined Mr. Dektar as Co-portfolio Manager of the Intermediate Fund, and shares responsibility for the day-to-day management of that Fund. As head of Smith Breeden Associates' portfolio management group, Mr. Dektar is constantly in touch with developments on Wall Street. He serves as a liaison among the portfolio management, client service, and research groups to ensure accurate analysis and timely execution of portfolio management opportunities. Mr. Dektar consults with institutional clients in the areas of investments and risk management. He made several presentations on mortgage investments and risk management at seminars for institutional investors. Mr. Dektar was an Associate in the Mergers and Acquisitions Group of Montgomery Securities in San Francisco, California and a Financial Analyst in the Investment Banking Division of Morgan Stanley & Co., Incorporated, New York before joining Smith Breeden Associates. He holds a Master of Business Administration with Concentration in Finance from Stanford University Graduate School of Business, where he was an Arjay Miller Scholar. Mr. Dektar received a Bachelor of Science in Business Administration, summa cum laude, from the University of California at Berkeley, where he was University of California Regent's Scholar, was elected to Phi Beta Kappa and Phi Eta Sigma, and won the White Award as the top student in finance.

Timothy D. Rowe            Vice President, Smith Breeden Series Fund
                           Portfolio Manager, Intermediate Fund

Timothy D. Rowe is a Principal, Director, and Vice President of Smith Breeden Associates. Mr. Rowe, in conjunction with Daniel C. Dektar, is responsible for the day-to-day management of the Intermediate Fund. Mr. Rowe is a senior portfolio manager working primarily with discretionary separate account clients. He implements investment strategies designed to generate portfolio returns superior to the broad investment grade and mortgage market indices. Mr. Rowe joined Smith Breeden in 1988. His prior experience includes three years as Assistant Economist at the Federal Reserve Bank of Richmond, Virginia. While at the Bank, he co-edited the sixth edition of Instruments of the Money Market, and produced research papers for publication in the Bank's Economic Review magazine. He holds a Master of Business Administration with specialization in Finance from the University of Chicago Graduate School of Business, and a Bachelor of Arts in Economics and History from Duke University. He graduated from Duke magna cum laude, earned Class Honors and was a National Merit Scholar.

26
John B. Sprow              Vice President, Smith Breeden Trust
                           Portfolio Manager, U.S. Equity Market Plus Fund

John B. Sprow is a Principal, Director and Executive Vice President of Smith Breeden Associates. Mr. Sprow has been primarily responsible for the day-to-day management of the U.S. Equity Market Plus Fund from the commencement of its operations in 1992. Mr. Sprow is a senior portfolio manager who works primarily with discretionary pension accounts. In addition to traditional mortgage accounts, he also manages S&P 500 indexed accounts. Prior to directly managing discretionary accounts, Mr. Sprow assisted in the development of the Adviser's models for pricing and hedging mortgage-related securities, risky commercial debt, and forecasting mortgage prepayment behavior. Mr. Sprow came to Smith Breeden Associates from the Fuqua School of Business, Duke University, where he was Research Assistant. Previously, Mr. Sprow was a Research Assistant to the Department Head of the Materials Science Department, Cornell University. He received a Master of Business Administration with Emphasis in Finance from the Fuqua School of Business, Duke University. Mr. Sprow holds a Bachelor of Science in Materials Science and Engineering from Cornell University, where he was awarded the Carpenter Technology Scholarship three successive years.

Robert B. Perry            Vice President, Smith Breeden Trust
                           Portfolio Manager, Financial Services Fund

Robert B. Perry is a Principal at Smith Breeden Associates, providing hedging and investment advice to Smith Breeden's financial services clients. He is also responsible for calculating marked-to-market values and projected income of institutions, and assesses the effects of interest rate and economic changes. In conjunction with Douglas T. Breeden and Michael J. Giarla, Mr. Perry is responsible for the day-to-day operations of the Financial Services Fund. Prior to joining Smith Breeden, Mr. Perry served as an interest rate risk analyst for Centura Bank, and secretary to the Asset/Liability Management Committee. He has also served as a Director for Community First Financial Group, a multi-bank holding company located in Indianapolis, Indiana. Mr. Perry earned his Bachelor of Arts in Business Administration from North Carolina State University.

David A. Tiberii           Vice President, Smith Breeden Trust
                           Portfolio Manager, High Yield Bond Fund

David  A.  Tiberii  is  an  Associate  at  Smith  Breeden  Associates.   In
conjunction with Douglas T. Breeden, Mr. Tiberii is responsible for the day-
to-day  operations  of  the  High Yield Bond Fund.   Before  joining  Smith
Breeden Associates, he was an engineering consultant specializing in operational and maintenance issues at nuclear power plants and a submarine officer in the US Navy. He received his Masters of Business Administration with a concentration in Finance from the Fuqua School of Business, Duke University, where he was a Fuqua Scholar. Mr. Tiberii holds a Bachelor of Arts degree in Physics from Holy Cross College and a Chief Nuclear Engineer certification from the US Navy.

William F. Quinn           Vice President, Smith Breeden Trust
                           Portfolio Manager, Asian/Pacific Equity Market and European Equity Market Funds

William  F.  Quinn is an Executive Vice President and a Director  of  Smith
Breeden Associates. He is a Senior Portfolio Manager, a member of Smith Breeden's Portfolio Management Group (PMG), and the portfolio manager for several discretionary accounts. Mr. Quinn is also involved in the 27 formulation and implementation of investment and risk management policies and procedures as well as clients' strategic plans and business plans. He has completed a number of special projects for both institutional clients and government regulators regarding complex mortgage securities. Mr. Quinn is primarily responsible for the day-to-day operations of the Asian/Pacific Equity Market and European Equity Market Funds. Mr. Quinn joined Smith Breeden after completing his Masters of Science in Management with Concentrations in Finance, MIS and System Dynamics from the Sloan School of Management, Massachusetts Institute of Technology. He earned a Bachelor of Science in Management Science from the Massachusetts Institute of Technology.

Marianthe S. Mewkill       Vice President, Secretary, Treasurer, and
                            Chief Accounting Officer

Marianthe S. Mewkill is a Principal, Vice President and Chief Financial Officer of Smith Breeden Associates. Ms. Mewkill handles financial reporting, budgeting, tax research and planning for the Smith Breeden Mutual Funds and for Smith Breeden Associates, Inc. She ensures compliance with agency regulations and administers the Adviser's internal trading and other policies. She was previously employed as a Controller for the Hunt Alternatives Fund, as an Associate at Goldman Sachs & Co., and as a Senior Auditor at Arthur Andersen & Co. She earned a Master of Business Administration with Concentrations in Finance and Accounting from New York University and graduated from Wellesley College, magna cum laude with a Bachelor of Arts degree in History and French and a Minor in Economics.

St. John M. Kelliher       Assistant Treasurer

St. John M. Kelliher assists in financial administration and portfolio analysis for Smith Breeden Associates and Smith Breeden Mutual Funds. He holds a Bachelor of Arts degree from Trinity College, Dublin, Ireland, and a Master of Arts degree in Philosophy from the University of Illinois at Chicago. He passed the Uniform C.P.A. examination in 1993, and currently is a candidate for the Chartered Financial Analyst (C.F.A.) designation.

Investment Adviser

Smith Breeden Associates, Inc., a registered investment adviser, acts as investment adviser to the Funds. Approximately 62% of the Adviser's voting stock on a fully diluted basis is owned by Douglas T. Breeden, its
Chairman. Under its Investment Advisory Agreement with each Fund, the Adviser, subject to the general supervision of the Board of Trustees, manages the Funds' portfolios and provides for the administration of all of the Funds' other affairs. For the fiscal year ended March 31, 1999, the Adviser was paid an advisory fee, computed daily and payable monthly, based on a percentage of average net assets as follows: 0.70% of each of the Short, Intermediate, High Yield Bond, U.S. Equity Market Plus, Asian/Pacific Equity Market, and European Equity Market Funds' and 1.50% for the Financial Services Fund.

The Adviser places all orders for purchases and sales of the Funds' securities. Subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers.

Distribution

First  Data  Distributors,  Inc.  (the  "Principal  Underwriter")  acts  as
28
distributor for the Funds. Shares may also be sold by authorized dealers who have entered into dealer agreements with the Principal Underwriter or the Adviser.

Expenses

Subject to any expense waivers or reimbursements, the Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of their assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

                          PRICING OF FUND SHARES

The price you pay when buying a Fund's shares, and the price you receive when selling (redeeming) a Fund's shares, is the net asset value of the shares next determined after receipt of a purchase or redemption request in proper form. No front-end sales charge or commission of any kind is added by the Fund upon a purchase, and no charge is deducted upon redemption. These charges may apply if you purchase or sell shares through certain broker-dealers. The Funds currently charge a $9 fee for each redemption made by wire, and a fee of $8 may be charged when an account is closed. See "How to Redeem Shares."

The per share net asset value of a Fund is determined by dividing the total value of its assets, less its liabilities, by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (usually at 4:00 p.m. Eastern time) each day that the Adviser and Transfer Agent are open for business and on which there is a sufficient degree of trading in a Fund's securities such that the net asset value of a Fund's shares might be affected. Accordingly, Purchase Applications accepted or redemption requests received in proper form by the Transfer Agent, or other agent designated by the Funds, prior to the close of regular trading each day that the Adviser and Transfer Agent are open for business, will be confirmed at that day's net asset value. Purchase Applications accepted or redemption requests received in proper form after the close of regular trading by the Transfer Agent, or other agent designated by the Funds, will be confirmed at the net asset value of the following business day.

Foreign securities, futures and options are valued at the last quoted sales price, according to the broadest and most representative market, available at the time a Fund is valued. If events which materially affect the value of an investment occur after the close of the securities and futures markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

Current holiday schedules indicate that the Funds' net asset values will not be calculated on New Year's Day, Martin Luther King Day, President's 29
Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day following Thanksgiving, Christmas Eve and Christmas Day. The Short, Intermediate, and High Yield Bond Funds will also not be priced on Columbus Day and Veterans' Day.

Under procedures approved by the Board of Trustees, a Fund's securities for which market quotations are readily available are valued at current market value provided by a pricing service, bank or broker-dealer experienced in such matters. Short-term investments that will mature in 60 days or less are generally valued at amortized cost, which approximates market value. All other securities and assets are valued at fair market value as determined by following procedures approved by the Board of Trustees.


                          HOW TO PURCHASE SHARES

All of the Funds are no-load, so you may purchase, redeem or exchange shares directly at net asset value without paying a sales charge. Because the Funds' net asset value changes daily, your purchase price will be the next net asset value determined after the Funds' Transfer Agent, or other agent designated by the Funds, receives and accepts your purchase order. See "Pricing of Fund Shares."

                               Initial Minimum     Additional
Type of Account                   Investment         Minimum
                                                   Investment
Regular                        $ 1,000          $ 50
Automatic Investment Plan      None             $ 50
Individual Retirement Account  $ 250            $ 50
Gift to Minors                 $ 250            $ 50

   The Funds reserve the right to deduct an annual maintenance fee of $16 from accounts with a value of less than $2,000. The fee applies to each account in each fund that is of a value of less than $2,000 and is funded by redeeming shares. It is expected that accounts will be valued on the second Friday in September of each year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts.

Each Fund reserves the right to reject any orders for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived in the case of qualified retirement plans.

How to Open Your Account by Mail. Please complete the Purchase Application. You can obtain additional copies of the Purchase Application and a copy of the IRA Purchase Application from the Funds by calling 1-800-221-3138.

Your completed Purchase Application should be mailed directly to:

                        Smith Breeden Mutual Funds
                            3200 Horizon Drive
                              P.O. Box 61503
                      King of Prussia, PA 19406-0903

All applications must be accompanied by payment in the form of a check or money order made payable to "Smith Breeden Mutual Funds." All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. When a purchase 30 is made by check and a redemption is made shortly thereafter, the Funds will delay the mailing of a redemption check until the purchase check has cleared your bank, which may take up to 15 calendar days from the purchase date. If you contemplate needing access to your investment shortly after purchase, you should purchase the shares by wire as discussed below.

How to Open Your Account by Wire. You may make purchases by direct wire transfers. To ensure proper credit to your account, please call the Funds at 1-800-221-3137 for instructions prior to wiring funds. Funds should be wired through the Federal Reserve System as follows:

                           United Missouri Bank
                         A.B.A. Number 10-10-00695
        For the account of First Data Investor Services Group, Inc.
                       Account Number 98-7037-071-9
              For credit to (identify which Fund to purchase)
             For further credit to: (investor account number)
                      (name or account registration)
              (Social Security or Tax Identification Number)

Following such wire transfer, you must promptly complete a Purchase Application and mail it to the Funds at the following address: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Shares will be redeemed with Federal tax withheld if the Funds do not receive a properly completed and executed Purchase Application.

Telephone Transactions. The privilege to initiate redemption or exchange transactions by telephone is made automatically available to shareholders when opening an account, unless they indicate otherwise by checking the appropriate boxes on the Purchase Application. Each Fund will employ reasonable procedures to ensure that instructions communicated by telephone are genuine. If reasonable procedures are not implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss due to unauthorized transactions. The Funds reserve the right to refuse a telephone transaction if they believe it is advisable to do so.

If you have any questions, please call the Funds at 1-800-221-3138.

How to Add to Your Account. You may make additional investments by mail or by wire in an amount equal to or greater than $50. When adding to an account by mail, you should send the Funds your check, together with the additional investment form from a recent statement. If this form is unavailable, you should send a signed note giving the full name of the account and the account number. For additional investments made by wire transfer, you should use the wiring instructions listed above. Be sure to include your account number.

Automatic Investment Plan. You may make purchases of shares of each Fund automatically on a regular basis ($50 minimum per transaction). You have two options under the Plan to make investments. One is by automatic payroll deduction. Under this method, you authorize your employer to direct a portion of each paycheck to be invested in the Fund of your choice. Your employer must be using direct deposit to process its payroll in order for you to elect this method. Under the other method, your bank debits a pre-authorized amount from your checking or savings account each month and applies the amount to your investment in Fund shares. In order to have your bank account debited automatically for investment into the Funds, your 31 financial institution must be a member of the Automated Clearing House. No service fee is currently charged by the Funds for participation in either method under the Plan. A $20 fee will be imposed by the Funds if sufficient funds are not available in your bank account, or if your bank account has been closed at the time of the automatic transaction. You may adopt either method under the Plan at the time an account is opened by completing the appropriate section of the Purchase Application. Enclosed with the application are the necessary forms to deliver to your employer to set up the payroll deduction. You may obtain an application to establish the Automatic Investment Plan after an account is opened by calling the Funds at 1-800-221-3138. In the event you discontinue participation in the Plan, the Funds reserve the right to redeem your Fund account involuntarily, upon sixty days' written notice, if the account's net asset value is $1,000 or less.

Purchasing Shares Through Other Institutions. The Funds have authorized dealers besides the Principal Underwriter to accept on its behalf purchase and redemption orders. If you purchase shares through a program of services offered or administered by one of these broker-dealers, financial institutions, or other service provider, you should read the program materials, including information relating to fees, in addition to this Prospectus. Certain services of a Fund may not be available or may be modified in connection with the program of services provided, and service providers may establish higher minimum investment amounts. The Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker- dealer.

Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Adviser or Principal Underwriter may enter purchase and redemption orders on behalf of their customers by phone, with payment to follow within several days as specified in the agreement. These broker-dealers and service providers may designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have effected such purchase or redemption orders at the net asset value next determined after acceptance of the telephone purchase order by the authorized broker or the authorized broker's designee. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Funds on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.

Miscellaneous. The Funds will charge a $20 service fee against your account for any check or electronic funds transfer that is returned unpaid. You will also be responsible for any losses suffered by the Funds as a result. In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Funds do not currently issue certificates.


                          HOW TO EXCHANGE SHARES

Shares of any Fund may be exchanged for shares of another Fund at any time. This exchange offer is available only in states where shares of such other Fund may be legally sold. You may open a new account, or purchase additional shares in an existing account, by making an exchange from an identically registered Smith Breeden Fund account. A new account will have the same registration as the existing account from which the exchange was made, and is subject to the same initial investment minimums.

32
Exchanges may be made either in writing or by telephone. Written instructions should be mailed to 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406 and must be signed by all account owners, and accompanied by any properly endorsed outstanding share certificates, if applicable. The telephone exchange is automatically accepted unless checked otherwise. The telephone exchange privilege is available only for uncertificated shares. During periods of drastic economic or market changes, it is possible that exchanges by telephone may be difficult to implement. In this event, shareholders should follow the written exchange procedures. The telephone exchange privilege may be modified or discontinued by the Funds at any time upon a 60-day notice to the shareholders. To exchange by telephone, you must follow the instructions below under "How to Redeem by Telephone."

The Funds will accept exchange orders by telephone or other means of electronic transmission from broker- dealers, financial institutions or other service providers who execute an agreement with the Adviser or Principal Underwriter. It is the responsibility of the broker-dealer, financial institution or other service provider to place the exchange order on a timely basis.

Exchanges are made on the basis of the Funds' relative net asset values. Because the exchange is considered a redemption and purchase of shares, the shareholder may recognize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Additional information regarding the possible tax consequences of such an exchange is included under the caption "Taxes" in the Funds' Statements of Additional Information.

There are differences among the Funds. When exchanging shares, shareholders should be aware that the Funds might have different dividend payment dates. The dividend payment schedules should be checked before exchanging shares. The amount of any accumulated, but unpaid, dividend is included in the net asset value per share.

If you buy shares by check, you may not exchange those shares for up to 15 calendar days to ensure your check has cleared. If you intend to exchange shares soon after their purchase, you should purchase the shares by wire or contact the Funds at 1-800-221-3137 for further information.

The Funds reserve the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g., more than four exchanges per calendar year).

Additional documentation may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Please contact the Funds for additional information concerning the exchange privilege.


                           HOW TO REDEEM SHARES

You may redeem shares of the Funds at any time. The price at which the shares will be redeemed is the net asset value per share next determined after proper redemption instructions are received by the Transfer Agent or other agent designated by the Funds. See "Pricing of Fund Shares." There are no charges for the redemption of shares, except that a fee of $9 is charged  for each wire redemption, and a fee of $8 may be charged  when  an
33
account is closed. Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.

How to Redeem by Mail to Receive Proceeds by Check. To redeem shares by mail, simply send an unconditional written request to the Funds specifying the number of shares or dollar amount to be redeemed, the name of the Fund, the name(s) on the account registration and the account number. A request for redemption must be signed exactly as the shares are registered. If the amount requested is greater than $25,000, or the proceeds are to be sent to a person other than the recordholder or to a location other than the address of record, each signature must be guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A notary public is not an acceptable guarantor. Guarantees must be signed by an authorized signatory of the bank, trust company, or member firm, and "Signature Guaranteed" must appear with the signature. Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. In case of any questions, please contact the Funds in advance.

A Fund will mail payment for redemption within seven days after receiving proper instructions for redemption. However, the Funds will delay payment for 15 calendar days on redemptions of recent purchases made by check. This allows the Funds to verify that the check used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

How to Redeem by Telephone. The redemption of shares by telephone is available automatically unless you elected to refuse this redemption privilege on your Purchase Application. Shares may be redeemed by calling the Funds at 1-800-221-3137. Proceeds redeemed by telephone will be mailed to your address, or wired or credited to your pre-authorized bank account. To establish wire redemption privileges, you must select the appropriate box on the Purchase Application and enclose a voided check.

In order to arrange for telephone redemptions after your account has been opened, or to change the bank account or address designated to receive redemption proceeds, you must send a written request to your Fund. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A notary public is not an acceptable guarantor. Further documentation as provided above may be requested from corporations, executors, administrators, trustees and guardians.

Payment of the redemption proceeds for Fund shares redeemed by telephone where you request wire payment will normally be made in federal funds on the next business day. The Funds reserve the right to delay payment for a period of up to seven days after receipt of the redemption request. There is currently a $9 fee for each wire redemption, which will be deducted from your account.

The Funds reserve the right to charge an $8 fee when an account is closed.

The Funds reserve the right to refuse a telephone redemption or exchange transaction if they believe it is advisable to do so. Procedures for redeeming or exchanging shares of the Funds by telephone may be modified or terminated by the Funds at any time. In an effort to prevent unauthorized 34 or fraudulent redemption or exchange requests by telephone, the Funds have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include: requesting verification of certain personal information; recording telephone transactions; confirming transactions in writing; and restricting transmittal of redemption proceeds only to pre-authorized designations. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss for unauthorized transactions.

You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact the Funds by telephone, you may also redeem shares by delivering or mailing the redemption request to: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

The Funds reserve the right to suspend or postpone redemptions during any period when trading on the New York Stock Exchange ("Exchange") is restricted as determined by the Securities and Exchange Commission ("SEC"), or the Exchange is closed for other than customary weekend and holiday closing; the SEC has by order permitted such suspension; or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

Due to the relatively high cost of maintaining small accounts, if your account balance falls below $1000 as a result of a redemption or exchange, or if you discontinue the Automatic Investment Plan before your account balance reaches $1000, you may be given a 60-day notice to bring your balance to $1000 or reactivate an Automatic Investment Plan. If this requirement is not met, your account may be closed and the proceeds sent to you.

Check Writing. In addition to telephone and written redemption requests, the Short Fund offers redemption through check writing. Shareholders electing this option will receive checks that may be used like personal or business checks. Checks are not ordered to be mailed to the shareholder until 15 days after the account is opened, if the account is opened by check by the shareholder. This allows the Fund to verify that the check used to open the account will not be returned due to insufficient funds. There is no limit on the number of checks you may write. Checks must be written for at least $100. There is a $30 fee for returned checks. Because dividends declared on shares held in a shareholder's account, prior redemptions, and possible changes in net asset value may cause the value of the account to change, shareholders should not write a check for the entire value of the account or close the account by writing a check.

In using the check writing privilege, shareholders bear the responsibility of ensuring that the check amount does not exceed the value of their account on the day the check is presented to the Transfer Agent for payment. The day the check is presented for payment is the day the redemption of Fund shares takes place. If insufficient shares are in the account, the check will be returned and no shares will be redeemed. The clearing agent for the check writing facility is United Missouri Bank. Shareholders utilizing check writing are subject to United Missouri Bank's rules governing checking accounts. However, this check writing facility is purely a means to redeem Fund shares. No facilities characteristic of bank accounts, such as deposit insurance, are provided along with the check writing option. Cancelled checks will not be returned to the shareholder. 35
If you need to request a copy of a cancelled check, please contact Shareholder Services for procedures and applicable fees.

If you would like to initiate check writing, please call Shareholder Services at 1-800-221-3137 or check the appropriate box on the Purchase Application.

Systematic Withdrawal Plan. A shareholder may establish a Systematic Withdrawal Plan to receive regular periodic payments from the account. An initial balance of $10,000 is required to establish a Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw periodically is $100. Capital gain distributions and income dividends to the shareholder's account are received in additional shares at net asset value. Payments are then made from the liquidation of shares at net asset value to meet the specified withdrawals. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. No payment pursuant to a Systematic Withdrawal Plan will be made if there are insufficient shares on deposit on the date of the scheduled distribution. A subsequent deposit of shares will not result in a payment under the plan retroactive to the distribution date. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. The entire Systematic Withdrawal Plan payment cannot be considered as actual yield or income since part of the Plan's payment may be a return of capital.

A Systematic Withdrawal Plan may be terminated upon written notice by the shareholder, or by a Fund on a 30 day written notice, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimums) and schedule of withdrawal payments, or suspend such payments, by giving written notice to the Transfer Agent at least five business days prior to the next scheduled payment.


                        DIVIDENDS AND DISTRIBUTIONS

The Short, Intermediate and High Yield Bond Funds intend to pay monthly distributions to their shareholders of net investment income. The U.S. Equity Market Plus, Asian/Pacific Equity Market, and European Equity Market Funds each intend to make quarterly distributions of net investment income. All Funds will distribute net realized gains at least annually. The Financial Services Fund will most likely make only this annual distribution of net realized gains, and at this time, will also distribute any net investment income. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains.

The monthly distributions for the Short Fund's shares are quoted ex-dividend on the business day after record date (the "ex-date"). Record date is usually the first or second business day of the month. If a shareholder elects to reinvest dividends, the date the dividends are reinvested is also the ex-date. Dividends are paid in cash by the Short Fund generally one week after the ex-date.

The Intermediate and High Yield Bond Funds will declare daily dividends for
36
shareholders of record. The Intermediate and High Yield Bond Funds' dividend payable date, and the day that dividends are reinvested for shareholders who have made this election, is the last business day of the month. Shares begin accruing dividends on the business day after federal funds (funds credited to a member bank's account at the Federal Reserve
Bank) are available from the purchase payment for such shares, and continue to accrue dividends through and including the day the redemption order for the shares is executed. If an investor closes his account, any accrued dividends through and including the day of redemption will be paid as part of the redemption proceeds.

Dividends and capital gains distributions may be declared more or less frequently at the direction of the Trustees. In order to be entitled to a dividend or a distribution, an investor must acquire a Fund's shares on or before the record date. Caution should be exercised, however, before purchasing shares immediately prior to a distribution record date. Since the value of a Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of its shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of the shareholder's investment, it may be taxable as dividend income or capital gain. You may separately elect to reinvest income dividends and capital gains distributions in shares of a Fund or receive cash as designated on the Purchase Application. You may change your election at any time by sending written notification to your Fund. The election is effective for distributions with a dividend record date on or after the date that the Funds receive notice of the election. If you do not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund from which they were paid. Shareholders may also elect to have dividends automatically reinvested in a fund different than the one from which the dividends were paid. A shareholder may write the transfer agent, or complete the appropriate section of the Purchase Application, to designate such an election, but must have already established an account in the other fund. The transfer agent's address is on the back of the Prospectus. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.


                    SHAREHOLDER REPORTS AND INFORMATION

The Funds will provide the following statements and reports:

Confirmation and Account Statements. Quarterly statements will be sent to each shareholder. Additional statements will only be sent if there is a direct purchase or sale or if there is a cash dividend payment. Direct purchases and sales do not include automatic investment plan purchases or systematic withdrawal plan redemptions.

Form 1099. By January 31 of each year, all shareholders will receive Form 1099, which will report the amount and tax status of distributions paid to you by the Funds for the preceding calendar year.

Financial Reports. Financial reports are provided to shareholders semiannually. Annual reports will include audited financial statements. To reduce the Funds' expenses, one copy of each report will be mailed to each Taxpayer Identification Number even though the investor may have more than one account in a Fund.
37
Reports   to  Depository  Institutions.  Shareholders  of  the   Short   or
Intermediate Funds who are financial institutions may request receipt of monthly or quarterly reports which provide information about the Short or Intermediate Fund's investments considering regulatory risk-based asset categories.

If you need additional copies of previous statements, you may order statements for the current and preceding year at no charge. Call 1-800-221-3137 to order past statements. If you need information on your account with the Funds or if you wish to submit any applications, redemption requests, inquiries or notifications, please contact: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 or call 1-800-221-3137.


                             RETIREMENT PLANS

The Funds have a program under which you may establish an Individual Retirement Account ("IRA") with the Funds and purchase shares through such account. Shareholders wishing to establish an IRA should consult their tax adviser regarding (1) their individual qualifying status and (2) the tax regulations governing these accounts. The minimum initial investment in each Fund for an IRA is $250. There is a $12 annual maintenance fee charged to process an account. This fee is waived for accounts greater than $10,000. You may obtain additional information regarding establishing such an account by calling the Funds at 1-800-221-3138.

The Funds may be used as investment vehicles for established defined contribution plans, including simplified employee, 401(k), 403(b), profit-sharing, money purchase, and simple pension plans ("Retirement Plans"). For details concerning Retirement Plans, please call 1-800-221-3138.


                      SERVICE AND DISTRIBUTION PLANS

Each Fund has adopted a Distribution and Services Plan (the "Plans"). The purpose of the Plans is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Funds, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plans provide for payments by the Adviser out of its advisory fee to dealers and other persons at an annual rate of up to 0.25% of a Fund's average net assets, subject to the authority of the Trustees to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Adviser shall determine the amount of such payments and the purposes for which they are made.

Any distribution and service related payments made by the Adviser to investment dealers or other persons are subject to the continuation of the Plans, the terms of any related service agreements, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


                                   TAXES

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code. In each taxable year that a Fund so qualifies, such 38
Fund (but not its shareholders) will be relieved of federal income tax on the part of its net investment income and net capital gain that is distributed to shareholders. Each Fund will distribute at least annually substantially all of the sum of its taxable net investment income, its net tax-exempt income and the excess, if any, of net short-term capital gains over the net long-term capital losses for such year.

All Fund distributions from net investment income (whether paid in cash or reinvested in additional shares) will be taxable to its shareholders as ordinary income, except that any distributions of a Fund's net long-term capital gain will be taxable to its shareholders as long-term capital gain (generally taxed at a 20% rate in the hands of non-corporate shareholders), regardless of how long they have held their Fund shares. Each fund provides federal tax information to its shareholders annually about distributions paid during the preceding year.

The use of certain synthetic instruments (including certain futures contracts, foreign currency contracts and options) by the U.S. Equity Market Plus, Asian/Pacific Equity Market, and European Equity Market Funds as a means of achieving equity exposure in each Fund's respective market will require such Funds to mark such instruments to the market annually, a practice which will accelerate the Funds' recognition of gain or loss. With respect to such instruments, 60% of any gain or loss recognized will be treated as long-term capital gain or loss and 40% will be treated as short-term capital gain or loss.

It is not anticipated that any of the Funds' distributions will qualify for either the corporate dividends-received deduction or tax-exempt interest income. Distributions will also probably be subject to state and local taxes, depending on each shareholder's tax situation. While many states grant tax-free status to mutual fund distributions paid from interest income earned from direct obligations of the U.S. Government, none of the Short or Intermediate Fund's distributions are expected to qualify for such tax-free treatment, and only an insignificant amount of the U.S. Equity Market Plus Fund's distributions are expected to so qualify.

The Funds will be required to withhold federal income tax at a rate of 31% ("backup withholding") from distribution payments and redemption and exchange proceeds if you fail to properly complete the Purchase Application, or in certain other situations.

The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders. See "Taxes" in the relevant Statement of Additional Information for further discussion. There may be other foreign, federal, state or local tax considerations applicable to you as an investor. You therefore are urged to consult your tax adviser regarding any tax-related issues.


                             CAPITAL STRUCTURE

The Smith Breeden Trust and the Smith Breeden Series Fund are both Massachusetts business trusts. The Trust was organized under an Agreement and Declaration of Trust, dated December 18, 1991. The Series Fund was organized under an Agreement and Declaration of Trust dated October 3, 1991. Copies of both Agreements, which are governed by Massachusetts law, are on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust and the Series Fund have the same Trustees.

39
The Trustees have the authority to issue shares in an unlimited number of funds of either the Series Fund or Trust. Each such fund's shares may be further divided into classes. The assets and liabilities of each such fund will be separate and distinct. All shares when issued are fully paid, non-assessable and redeemable, and have equal voting, dividend and liquidation rights.

Shareholders of the separate funds of each of the Series Fund or Trust, as the case may be, will vote together in electing the relevant trustees and in certain other matters. Shareholders should be aware that the outcome of the election of trustees and of certain other matters for their trust could be controlled by the shareholders of another fund. The shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of the trustees can elect 100% of the trustees if they choose to do so.

Neither the Series Fund nor the Trust is required to hold annual meetings of its shareholders. However, shareholders of the Series Fund have the right to call a meeting to take certain actions as provided in the Declaration of Trust. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider such actions, the Series Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both
(i) any liability was greater than a Fund's insurance coverage and (ii) a Fund itself was unable to meet its obligations.


     TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN AND INDEPENDENT
                                ACCOUNTANTS

First Data Investor Services Group, Inc. (the "Transfer Agent"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406, a wholly owned subsidiary of First Data Corporation, which has its principal place of business at 4400 Computer Drive, Westboro, MA, 01581, acts as each Fund's Transfer and Dividend Disbursing Agent. See "Management of the Funds." The Bank of New York acts as the custodian of each Fund's assets. The Bank of New York's address is 48 Wall Street, New York, New York 10286. Neither the Transfer and Dividend Disbursing Agent nor the Custodian has any part in deciding the Funds' investment policies or which securities are to be purchased or sold for the Funds' portfolios. Deloitte & Touche LLP has been selected to serve as independent auditors of the Company.


                             FUND PERFORMANCE

Each Fund may quote the Fund's average annual total and/or aggregate total return for various time periods in advertisements or communications to shareholders. An average annual total return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over that period, would result in the redeemable value of the investment at the end of the period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring 40 fees. An investor's principal in each Fund and the Fund's return are not guaranteed and will fluctuate according to market conditions. When considering "average" total return figures for periods longer than one year, you should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Each Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions).

The Short, Intermediate, and High Yield Bond Funds may also advertise current yield and distribution rate information. Current yield reflects the income per share earned by a Fund's portfolio investments, and is calculated by dividing a Fund's net investment income per share during a recent 30-day period by a Fund's net asset value on the last day of that period and annualizing the result. The current yield (or "SEC Yield"), which is calculated according to a formula prescribed by the SEC (see the relevant Statement of Additional Information), is not indicative of the dividends or distributions which were or will be paid to a Fund's shareholders. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed income securities. Dividends or distributions paid to shareholders are reflected in the current distribution rate which may be quoted to shareholders, and may not reflect amortization in the same manner.

A Fund may also compare its performance to that of other mutual funds and to stock and other relevant indices, or to rankings prepared by independent services or industry publications. For example, a Fund's total return may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and CDA Investment Technologies, Inc. Total return data as reported in such national financial publications as The Wall Street Journal, The New York Times, Investor's Business Daily, USA Today, Barron's, Money and Forbes, as well as in publications of a local or regional nature, may be used in comparing Fund performance. The Short Fund's total return may also be compared to that of taxable money funds as quoted in Donaghue's Money Fund Report and other suppliers, and to total returns for the six month U.S. Treasury as published by Merrill Lynch or others. The Intermediate Fund's return may be compared to the total return of the Salomon Brothers Mortgage Index, or the total return of intermediate U.S. Treasury Notes as published by various brokerage firms and others. The High Yield Bond Fund's return may be compared to the Merrill Lynch High Yield Master Index or some other high yield bond index as published by a brokerage firm or others. The High Yield Bond Fund's performance may also be compared to the competitive funds average as published by Lipper Analytical Services, Inc.
The U.S. Equity Market Plus Fund's total return may also be compared to the return of the Standard & Poor's 500 Composite Stock Price Index. For purposes of showing the returns of large company stocks versus small company stocks, or to compare returns versus inflation, the U.S. Equity Market Plus Fund's total return may also be compared to the total return of the Nasdaq Composite OTC Index, Nasdaq Industrials Index, Russell 2000 Index, or the Consumer Price Index. The Asian/Pacific Equity Market Fund's total return may be compared to the return of the Morgan Stanley Capital International (MSCI) - Pacific (Free) Index, which consists of common stocks of companies located in Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore. The European Equity Market Fund's total return may be compared to the return of the Morgan Stanley Capital International
(MSCI)  -  Europe Index, which is comprised of common stocks  of  companies
42
located in 15 European countries (Austria, Belgium, Denmark, Finland,, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom). The Financial Services Fund's return may be compared to the S&P 500 Index return, an investment of 80% in the S&P Financial Composite Index and 20% in money market funds, the Keefe, Bruyette & Woods Index, or the average of the mutual funds in the Morningstar Specialty Financial Category. Further information on performance measurement may be found in the relevant Statement of Additional Information.

Performance quotations of a Fund represent the Fund's past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The methods used to compute a Fund's total return and yield are described in more detail in the relevant Statement of Additional Information.

                           FINANCIAL HIGHLIGHTS

   The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, since the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with each Fund's financial statements, are included in the annual report to shareholders, which is available upon request.
42
                              SHORT DURATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

   The following selected per share data and ratios cover the fiscal periods from April 1, 1994 through March 31, 1999, and are part of the Short Fund's financial statements which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Short Fund's most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon, which appear in the Statement of Additional Information for the Smith Breeden Series Fund.

                       Year Ended     Year Ended    Year Ended     Year Ended     Year Ended
                           March 31,     March 31,      March 31,      March 31,      March 31,
                             1999           1998          1997           1996           1995
Net Asset Value,            $9.92          $9.83          $9.74          $9.90          $9.90
Beginning of Period....
Income From Investment
Operations
Net investment income..      0.442          0.484          0.476          0.621          0.628
Net realized and
unrealized gain (loss)       0.020          0.114          0.146         (0.148)          --
on investments.........
Total from investment        0.462          0.598          0.622          0.473          0.628
operations.............
Less Distributions
Dividends from net          (0.447)        (0.508)        (0.476)        (0.621)        (0.628)
investment income......
Dividends in excess of
net investment income..       --             --           (0.056)        (0.012)          --
Total Distributions....     (0.447)        (0.508)        (0.532)        (0.633)        (0.628)
Net Asset Value, End of     $9.94          $9.92          $9.83          $9.74          $9.90
Period.................
Total Return...........      4.83%          6.24%          6.57%          4.95%          6.58%

Ratios/Supplemental Data

Net assets, end of       $60,807,449    $78,427,855   $118,988,609   $221,825,136   $218,431,665
period.................
Ratio of expenses to
average net assets
  Before expense             1.00%         1.00%          0.93%           0.93%          0.92%
limitation.............
  After expense              0.78%         0.78%          0.78%           0.78%          0.78%
limitation.............
Ratio of net income to
average net assets
  Before expense             4.56%         5.06%          4.90%           6.13%          6.18%
limitation.............
  After expense              4.78%         5.28%          5.04%           6.29%          6.33%
limitation.............
Portfolio turnover         298%          626%           556%            225%            47%
rate...................

Additional performance information is presented in the Short Fund's Annual Report, which is available without charge upon request.
43
                           INTERMEDIATE DURATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
   The following selected per share data and ratios cover the fiscal periods from April 1, 1994 through March 31, 1999, and are part of the Intermediate Fund's financial statements which have been audited by Deloitte & Touche LLP,
independent  auditors.   This  data should be read  in  conjunction  with  the
Intermediate Fund's most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon, which appear in the Statement of Additional Information for the Smith Breeden Series Fund.

                      Year Ended    Year Ended    Year Ended     Year Ended      Year Ended
                          March 31,     March 31,      March 31,      March 31,      March 31,
                            1999         1998          1997           1996           1995
Net Asset Value,         $10.00         $9.73          $10.01          $9.83          $10.01
Beginning of Period....
Income From Investment
Operations
Net investment income..    0.525         0.590           0.599          0.660           0.664
Net realized and
unrealized gain (loss)     0.030         0.419          (0.024)         0.277          (0.049)
on investments.........
Total from investment      0.555         1.009           0.575          0.937           0.615
operations..........
Less Distributions
Dividends from net        (0.515)       (0.561)         (0.604)        (0.656)         (0.664)
investment income.....
Dividends in excess of
net investment income..    ----          ----            ----           ----           (0.108)
Distributions from net
realized gains on         (0.130)       (0.178)         (0.251)        (0.101)           --
investments............
Distributions in excess
of net realized gains       --            --              --             --            (0.022)
on investments.........
Total Distributions....   (0.645)       (0.739)         (0.855)        (0.757)         (0.794)
Net Asset Value, End of   $9.91        $10.00           $9.73         $10.01           $9.83
Period...............
Total                      5.73%        10.65%           5.92%          9.69%           6.10%
Return.................
Ratios/Supplemental
Data
Net assets, end of      $55,125,797   $38,641,879    $37,735,525    $36,446,940    $34,797,496
period.................
Ratio of expenses to
average net assets
  Before expense           1.06%         1.13%           1.16%          1.14%           2.33%
limitation.............
  After expense            0.88%         0.88%           0.88%          0.90%           0.90%
limitation.............
Ratio of net income to
average net assets
  Before expense           5.08%         5.36%           5.92%          6.26%           4.77%
limitation.............
  After expense            5.25%         5.61%           6.19%          6.49%           6.20%
limitation.............
44
Portfolio turnover rate  423%          583%            409%           193%            557%
rate...................

Additional performance information is presented in the Intermediate Fund's Annual Report, which is available without charge upon request.

                          U.S. EQUITY MARKET PLUS FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

   The following selected per share data and ratios cover the fiscal periods from April 1, 1994 through March 31, 1999, and are part of the Fund's financial statements, which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Fund's most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon, which appear in the Statement of Additional Information for the Smith Breeden Trust.



                          Year Ended    Year Ended      Year Ended     Year Ended     Year Ended
                           March 31,     March 31,       March 31,      March 31,      March 31,
                             1999           1998           1997           1996           1995
Net Asset Value,          $16.86         $12.56          $12.27         $10.84         $9.88
Beginning of Period....
Income From Investment
Operations
Net investment              0.686          0.591           0.592          0.615         0.568
income.................
Net realized and
unrealized gain (loss)     (1.765)         4.940           1.813          2.768         1.081
on
investments............
Total from investment       2.451          5.531           2.405          3.383         1.649
operations..........
Less Distributions
Dividends from net         (0.624)        (0.586)         (0.590)        (0.583)       (0.568)
investment income.....
Dividends in excess of
net investment               --              --             --             --          (0.001)
income.................
Distributions from net
realized gains on          (1.905)        (0.645)         (1.525)        (1.370)       (0.047)
investments............
Distributions in excess
of net realized gains          --            --             --             --          (0.073)
on
investments............
Total                      (2.529)        (1.231)          (2.115)       (1.953)       (0.689)
Distributions..........
Net Asset Value, End of   $16.78         $16.86          $12.56         $12.27        $10.84
Period...............
Total                      17.17%         45.71%          21.41%         32.30%        17.18%
Return.................
Ratios/Supplemental
Data
Net assets, end of       $185,584,121   $136,667,439    $13,507,377    $4,766,534     $2,107,346
period..................
45
Ratio of expenses to
average net assets
  Before expense            1.04%          1.23%           2.60%          4.58%         7.75%
limitation............
  After expense             0.88%          0.88%           0.88%          0.90%         0.90%
limitation.............
Ratio of net income to
average net assets
  Before expense            4.45%          4.44%           3.58%          1.85%         0.59%
limitation.............
  After expense             4.62%          4.79%           5.30%          5.53%         7.44%
limitation.............
Portfolio turnover        527%           424%            182%           107%           120%
rate...................

Additional performance information is presented in the Fund's Annual Report, which is available without charge upon request.

                             FINANCIAL SERVICES FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

   The following selected per share data and ratios cover the period from December 22, 1997, the date the Fund commenced operations, through March 31, 1999, and are part of the Fund's financial statements, which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Fund's most recent audited financial statements and the report of Deloitte & Touche LLP thereon, which appear in the Statement of Additional Information for the Smith Breeden Trust.

                                                                Year Ended        Period Ended
                                                              March 31, 1999     March 31, 1998
Net Asset Value, Beginning of                                     $10.06             $9.00
Period.....................................................
Income From Investment Operations
Net investment                                                      0.006             0.017
income.....................................................
Net realized and unrealized gain (loss) on                         (1.082)            1.043
investments................................................
Total from investment                                              (1.076)            1.060
operations.................................................
Less Distributions
Dividends from net investment                                      (0.020)             --
income.....................................................
Dividends in excess of net investment                                --                --
income.....................................................
Distributions from net realized gains on                           (0.063)             --
investments................................................
Distributions in excess of net realized gains on                     --                --
investments................................................
Total                                                                --                --
Distributions..............................................
Net Asset Value, End of                                            $8.90            $10.06
Period......................................................
46
Total                                                             (10.79%)           11.78%
Return.....................................................
Ratios/Supplemental Data
Net assets, end of                                                                 $7,316,716
period.....................................................     $6,842,414
Ratio of expenses to average net assets
  Before expense                                                    3.12%             3.20%*
limitation.................................................
  After expense                                                     1.48%             1.48%*
limitation.................................................
Ratio of net income to average net assets
  Before expense                                                   (1.56%)           (0.92%)*
limitation.................................................
  After expense                                                     0.08%             0.79%*
limitation.................................................
Portfolio turnover                                                105%               85%
rate.......................................................
* Annualized

Additional performance information is presented in the Fund's Annual Report, which is available without charge upon request.


                                HIGH YIELD BOND FUND
                              FINANCIAL HIGHLIGHTS
                FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

   The following selected per share data and ratios cover the period from October 15, 1998, the date the Fund commenced operations, through March 31, 1999, and are part of the Fund's financial statements, which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Fund's most recent audited financial statements and the report of Deloitte & Touche LLP thereon, which appear in the Statement of Additional Information for the Smith Breeden Trust.

                                                                              Period Ended
                                                                             March 31, 1999
Net Asset Value, Beginning of Period.................................           $9.00
Income From Investment Operations
Net investment income................................................            0.318
Net realized and unrealized gain (loss) on investments...............           (0.280)
Total from investment operations.....................................            0.038
Less Distributions
Dividends from net investment income.................................           (0.318)
Dividends in excess of net investment income.........................             --
Distributions from net realized gains on investments.................             --
Distributions in excess of net realized gains on                                  --
investments..........................................................
Total Distributions..................................................           (0.318)
Net Asset Value, End of                                                         $8.72
Period...............................................................
Total                                                                            0.39%
Return...............................................................
Ratios/Supplemental Data
Net assets, end of
period...............................................................        $2,121,386
47
Ratio of expenses to average net assets
  Before expense                                                                 6.86%*
limitation...........................................................
  After expense                                                                  0.98%*
limitation...........................................................
Ratio of net income to average net assets
  Before expense                                                                 2.43%*
limitation...........................................................
  After expense                                                                  8.30%*
limitation...........................................................
Portfolio turnover                                                              12%
rate.................................................................
* Annualized

Additional performance information is presented in the Fund's Annual Report, which is available without charge upon request.

			  [Back Cover]

                   SMITH BREEDEN MUTUAL FUNDS


The Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders for each of the Smith Breeden Series Fund and the Smith Breeden Trust include additional information about the Funds. The SAIs and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into (legally a part
of) this Prospectus. You may get free copies of any of these materials, request other information about the Funds and make shareholder inquires by calling 1-800-221-3138 of by visiting the Funds' website (www.smithbreeden.com).

You   can   review,  for  a  fee,  the  reports  of  the  Funds  and  the   SAIs
by writing to the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20459-60091, or by calling the SEC at 1-800-SEC-0330. You can get copies of thus information for free on the SEC's Internet site (www.sec.gov).
48

              Part B:  Information Required in
             Statement of Additional Information

   N-1A
Item No.  Item                   Location in the
				  Registration
                                  Statement

10.    Cover Page and            Cover Page and
	 Table of Contents         Table of Contents

11.    Fund History              See Part A, Item 6

12.    Description of the Fund   Miscellaneous
	 and Its Investments	   Investment Practices
	 and Risks		   and Risk Considerations

13.    Management of the Fund    Trustees and Officers

14.    Control Persons and 	 Principal Holders of
         Principal Holders of      Securities and
         Securities                Controlling Persons

15.    Investment Advisory       Investment Advisory
         and Other Services        and Other Services

16.    Brokerage Allocation      Investment Advisory
         and Other Practices       and Other Services

17.    Capital Stock and         Additional Information
         Other Securities          Regarding Purchases and
                                   Redemptions of Fund
				   Shares

18.    Purchase, Redemption      Additional Information
         and Pricing of            Regarding Purchases and
         Securities Being          Redemptions of Fund
         Offered                   Shares

19.    Taxation of the Fund      Taxes

20.    Underwriters              Additional Information
                                   Regarding Purchases and
                                   Redemptions of Fund
                                   Shares

21.    Calculation of 		 Standard Performance
         Performance Data          Measures

22.    Financial Statements      Experts; Financial
				   Statements





                       SMITH BREEDEN TRUST
               SMITH BREEDEN HIGH YIELD BOND FUND
           SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
         SMITH BREEDEN ASIAN/PACIFIC EQUITY MARKET FUND
            SMITH BREEDEN EUROPEAN EQUITY MARKET FUND
              SMITH BREEDEN FINANCIAL SERVICES FUND
                          (the "Funds")
               STATEMENT OF ADDITIONAL INFORMATION

                         JULY 31, 1999

                   100 Europa Drive, Suite 200
             Chapel Hill, North Carolina 27514-2310
                         (919) 967-7221

    This Statement of Additional Information contains information pertaining to the Funds, which may be useful to investors and is not included in the Prospectus of the Smith Breeden Mutual Funds. This Statement is not a Prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Smith Breeden Mutual Funds dated July 31, 1999 as may be amended from time to time. The Statement should be read together with the Prospectus.


Contents                                                  Page

DEFINITIONS                                                  2
INVESTMENT RESTRICTIONS OF THE FUNDS                         2
MISCELLANEOUS INVESTMENT PRACTICES AND RISK CONSIDERATIONS   4
HEDGING AND OTHER STRATEGIES USING DERIVATIVE CONTRACTS     11
TAXES                                                       17
FUND CHARGES AND EXPENSES                                   20
MANAGEMENT OF THE FUNDS                                     22
THE INVESTMENT ADVISORY AGREEMENT AND OTHER SERVICES        23
PRINCIPAL HOLDERS OF SECURITIES AND CONTROLLING PERSONS     27
DETERMINATION OF NET ASSET VALUE                            28
ADDITIONAL INFORMATION REGARDING PURCHASES
   AND REDEMPTIONS OF FUND SHARES                           29
SHAREHOLDER INFORMATION                                     30
SUSPENSION OF REDEMPTIONS                                   31
SHAREHOLDER LIABILITY                                       31
STANDARD PERFORMANCE MEASURES                               31
EXPERTS                                                     34
FINANCIAL STATEMENTS                                        35
1
                      SMITH BREEDEN TRUST

               SMITH BREEDEN HIGH YIELD BOND FUND
           SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
         SMITH BREEDEN ASIAN/PACIFIC EQUITY MARKET FUND
            SMITH BREEDEN EUROPEAN EQUITY MARKET FUND
              SMITH BREEDEN FINANCIAL SERVICES FUND
                          (the "Funds")

               Statement of Additional Information


                           DEFINITIONS

The "Trust":             Smith Breeden Trust
The "Adviser":                Smith Breeden Associates, Inc., the
Funds' investment adviser.
The "Custodian":                        The Bank of New York, the
Funds' custodian.
"First Data Investor Services":    First Data Investor Services,
Inc., the Funds' investor servicing agent
    The "Principal Underwriter":   First Data Distributors, Inc.



              INVESTMENT RESTRICTIONS OF THE FUNDS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, a Fund may not and will not engage in the following activities, except that only the U.S. Equity Market Plus Fund has adopted item 7 as a fundamental policy. The Investment Company Act of 1940 (the "Investment Company Act") provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.)

1. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its respective total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, the purchase and sale of futures contracts, the entry into forward contracts, reverse repurchase agreements and dollar roll transactions, short sales, interest rate caps, floors and swaps, mortgage swaps, and collateral arrangements with respect thereto and such other practices as may be determined by counsel to the Fund (consistent with pronouncements of the Securities and Exchange Commission (the "SEC")) are not deemed to be a pledge of assets and none of such transactions or arrangements nor obligations of the Fund to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

2. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

3. Acquire, sell, lease or hold real estate or real estate limited partnerships, except that it may invest in
2
     securities of companies which deal in real estate and in securities collateralized by real estate or interests therein and it may acquire, sell, lease or hold real estate in connection with protecting its rights as a creditor.

4. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, "commodity contracts" do not include caps, floors, collars or swaps.)

5.    Invest in interests in oil, gas, mineral leases   or  other
mineral exploration or development program.

6. Invest in companies for the purpose of exercising control or management.

7.   Purchase securities of other investment companies.

8. Make loans of money or property to any person, except through loans of portfolio securities to qualified institutions, the purchase of debt obligations in which the Fund may invest consistently with its investment objectives and policies and investment limitations or the investment in repurchase agreements with qualified institutions. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets (including such loans).

9. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

10. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

In  addition  to the items listed above, the U.S.  Equity  Market
Plus Fund will not, as a matter of fundamental policy:

1. Purchase any security, other than mortgage-backed securities, obligations of the U.S. Government, its agencies or instrumentalities, collateralized mortgage obligations, and shares of other investment companies as permitted pursuant to exemptive relief granted by the SEC, if as a result the Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation.

In  addition  to the items listed above, the U.S.  Equity  Market
Plus  Fund, the European Equity Market Fund and the Asian/Pacific
3
Equity Market Fund will not, as a matter of fundamental policy:

1. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities and shares of other investment companies as permitted pursuant to exemptive relief granted by the SEC) if as a result 25% or more of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

The Financial Services Fund and High Yield Bond Fund may purchase securities such that 25% or more of their total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

It is contrary to each Fund's present policy, which may be changed without shareholder approval, to:

     (a)  sell over-the-counter options which it does not own; or
     (b) sell options on futures contracts which options it does not own.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency exist immediately after and as a result of such investment.


   MISCELLANEOUS INVESTMENT PRACTICES AND RISK CONSIDERATIONS

Unless so indicated, each Fund may engage in each of the following investment practices or make the following investments.
However, the fact that a Fund may engage in a particular practice does not necessarily mean that it will actually do so.

Repurchase Agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Funds' present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required  to  return the underlying collateral  to  the  seller's estate.
4
Forward Commitments. A forward commitment represents a contract to purchase securities for a fixed price at a future date beyond customary settlement time (referred to as "forward commitments" or "when issued" or "delayed delivery" securities) if, when entering into a forward commitment, a Fund will hold until the settlement date, in a segregated account, liquid securities in an amount sufficient to meet the purchase price, or the Fund will enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous return or price. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

Securities Loans. The Fund may make secured loans of securities amounting to not more than 33 1/3% of the Fund's total assets thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of the Funds' policy, securities loans are made to broker-dealers pursuant to an agreement requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call such loans in order to sell the securities involved.

Borrowing. The Funds may borrow from banks and enter into reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of the Fund's total assets (computed at the time the loan is made) to take advantage of investment opportunities and for extraordinary or emergency purposes, or for the clearance of transactions. The Funds may pledge up to 33 1/3% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur borrowing costs when it leverages, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the income and appreciation on assets acquired with borrowed funds exceed their 5 borrowing cost, the Fund's investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This speculative characteristic is known as "leverage."

Reverse Repurchase Agreements and Dollar Roll Agreements. The Funds may enter into reverse repurchase agreements and dollar roll agreements with commercial banks and registered broker-dealers to seek to enhance returns. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon)
securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities.
The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are considered borrowings by the Fund and result in leverage.

Foreign Securities. All of the Funds, with the exception of the U.S. Equity Market Plus Fund, may hold securities of foreign issuers that are not registered with the SEC, and foreign issuers may not be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning 6 foreign issuers of securities held by these Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies.

A fund may invest in foreign securities by purchasing American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries or a fund may also purchase the securities directly in the foreign markets. ADRs are generally in registered form and are denominated in U.S. dollars and are designed for use in U.S. securities markets. EDRs are similar to ADRs but generally are in bearer form, may be denominated in other currencies, and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international markets. ADRs are typically receipts issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. The European Equity, Asian/Pacific Equity Market and High Yield Bond Funds may also invest in fixed income securities of foreign issuers.

The Funds investing in foreign securities anticipate that brokerage transactions involving foreign securities of companies headquartered outside of the United States will be conducted primarily on the principal exchanges of such countries. Transactions on foreign exchanges are subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States and as a result trade and settlement procedures in foreign securities may involve certain risks or expenses not present in the settlement of domestic transactions (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad).

Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and domestic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.
7
Foreign Currency Transactions. All of the Funds, with the exception of the U.S. Equity Market Plus Fund, may conduct foreign currency transactions on a spot (i.e. cash) or forward basis (i.e. by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specified amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts to hedge against a decline in the value of its investments denominated in foreign currency. For example, if a Fund owned securities, or a futures contract, denominated in British pound sterling, it could enter into a forward contract to sell pound sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, called a "position hedge" would tend to offset both positive and negative currency fluctuations, but would not offset changes in the value of its investment caused by other factors.

Under certain conditions, SEC guidelines require mutual funds to set aside liquid assets in a segregated custodial account to cover currency forward contracts, if done for speculative purposes. Currently, the Funds do not expect to use currency forward contracts for speculative purposes. A Fund will not segregate assets to cover its forward contracts entered into for hedging, such as the position hedge described above.

Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock of the same issuer. Convertible securities have general characteristics similar to both fixed income and equity securities. The market value of convertible securities declines as interest rates increase, and increases as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore will also react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and consequently may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of convertible securities tend to rise as a reflection of the value of the underlying common stock. Issuers of convertible securities may default on their obligations.
8
Collateralized Mortgage Obligations ("CMOs"). Each of the Funds may invest in CMOs. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series, which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. Payments of interest or principal on some classes or series of CMOs may be subject to contingencies, or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pools are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Another type of CMO is a real estate mortgage investment conduit ("REMIC") which qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

CMOs also include securities representing the interest in any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-backed securities to the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer ("Residuals"). Residuals have value only to the extent that income from such underlying mortgages or mortgage-backed securities exceeds the amounts necessary to satisfy the issuer's debt obligations represented by all other outstanding classes or series of the CMOs. In addition, if a CMO bears interest at an adjustable-rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

In reliance on an interpretation by the SEC, the Funds' investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitations on acquiring interests in other investment companies. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government securities for the purposes of this Prospectus.

Stripped Securities ("STRIPS").   Each of the Funds may invest in
STRIPS. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets ("interest-only" or "IO" class), while the other class will receive all of the principal ("principal-only" or "PO" class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class 9
of   STRIPS  is  extremely  sensitive  not  only  to  changes  in prevailing  interest  rates but also to  the  rate  of  principal
payments  (including  prepayments) on the underlying  assets.   A
rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are
slower   than  anticipated.   Thus,  if  the  underlying   assets
experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by S&P or Moody's, respectively. The Adviser will seek to manage these risks (and potential benefits) by investing in a
variety   of  such  securities  and  by  using  certain   hedging
techniques, as described in "Other Investment Practices and Risk Considerations" in the Prospectus. In addition, the secondary market for STRIPS may be less liquid than that for other mortgage-backed or asset-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

The Adviser expects that interest-only STRIPS will be purchased for their hedging characteristics. Because of their structure, interest-only STRIPS will most likely move differently than typical fixed income securities in relation to changes in interest rates. For example, with increases in interest rates, these securities will typically increase rather than decrease in value. As a result, since they move differently to changes in interest rates than the typical investments held by a Fund, interest-only STRIPS can be used as hedging instruments to reduce the variance of a Fund's net asset value from its targeted option-adjusted duration. There can be no assurance that the use of interest-only STRIPS will be effective as a hedging technique, in which event, a Fund's overall performance may be less than if the Fund had not purchased the STRIPS. It is not anticipated that STRIPS will constitute more than 5% of a Fund's net assets.

The determination of whether certain IO and PO STRIPS issued by the U.S. Government and backed by fixed-rate mortgages are liquid shall be made by the Trustees in accordance with applicable pronouncements of the SEC. At present all other IO and PO STRIPS are treated as illiquid securities for the purposes of the 15% limitation on illiquid securities as a percentage of a Fund's net assets.

Pay-in-kind, Delayed and Zero Coupon Securities. Each of the Funds may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The market prices of pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. A Fund's investment in pay-in-10 kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements, which may reduce the Fund's assets and may thereby decrease its rate of return.

Indexed Securities. Each of the Funds, with the exception of the Short and Intermediate, may invest in "index-linked" notes, which are debt securities of companies that call for interest payments and/or payment at maturity in different terms than they typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index. A Fund may also invest in "equity-linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index. The U.S. Equity Market Plus Fund will not invest in currency-linked debt securities.

Index and currency-linked securities are derivative instruments which may entail substantial risks. The company may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected. Indexed securities are also subject to the credit risk of the issuer.

Variable and Floating Rate Obligations. These obligations bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

An active secondary market may not exist with respect to a particular variable or floating rate instrument purchased by the Fund. The absence of such an active secondary market could make it difficult for a Fund to sell a variable or floating rate instrument when desired.


     HEDGING AND OTHER STRATEGIES USING DERIVATIVE CONTRACTS

Futures Contracts. When a Fund purchases a futures contract it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale take place is
fixed   when  the  fund  enters  the  contract.   Some  currently
11
available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard and Poor's 500 Composite Stock Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The Funds will not use futures contracts for leverage.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until delivery date, and it is not cash settled. However, when the contract is entered into, a purchaser or seller is required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of the margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to a Fund.

Asset Coverage and Limitations on Futures and Options Transactions. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures and options strategy is outstanding, unless they are replaced with other suitable assets. As a result there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests.

In accordance with regulations established by the Commodity Futures Trading Commission, each Fund's aggregate initial margin and premiums on all futures and options contract positions not held for bona fide hedging purposes, will not exceed 5% of a Fund's net assets, after taking into account unrealized profits and losses on such contracts.
12
Risks Associated with Correlation of Price Changes. Because there are a limited number of types of exchange-traded option and future contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated market exposure directly. The Funds may invest in options and futures contracts based on securities with different maturities or other characteristics from the securities or market in which they typically invest, which involves a risk that the options or futures position will not track the performance of the Funds' targeted market, index or investments. The potential losses from investment in futures contracts is unlimited.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.
Imperfect correlation may also result from differing levels of demand in the options and futures markets versus the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options or futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its option or futures positions could also be impaired.

OTC   Options.   Unlike  exchange  traded  options,   which   are
standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other 13 party to the option contract. While this type of arrangement allows the Funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

The staff of the SEC currently considers OTC options to be illiquid for purposes of the 15% limitation on illiquid securities as a percentage of a Fund's net assets unless certain arrangements have been made with the other party to the option contract that permit the prompt liquidation of the option position.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specified securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, a Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, 14 regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because of the premium received for writing the option.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up its ability to participate in security price increases and will suffer a loss in the event of an increase.

Combined  Positions.  A Fund may purchase and  write  options  in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Options and Futures Relating to Foreign Currencies. All of the Funds, with the exception of the U.S. Equity Market Plus Fund, may utilize currency futures contracts. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell they underlying currency.

A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies in order to hedge against the currency risk implicit in the investments which it owns that are 15 denominated in other than U.S. dollars. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the Fund's investments, such as a decline in an issuer's creditworthiness. Because the value of a Fund's foreign denominated investments changes in response to many factors other than exchange rates, it may not be possible to march the amount of currency options and futures to the value of the Fund's investments exactly over time.

Swaps, Caps, Floors and Collars. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their nature, swap agreements may increase or decrease exposure to interest rates (in the United States or abroad), foreign currency values, mortgage securities, or other factors such as stock or bond indices.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount, but gives up the benefits of an interest rate decline below the minimum amount.

There can be no assurance that the Funds will be able to enter into swaps, caps, floors or collars on favorable terms. Furthermore, there can be no assurance that any of the Funds will be able to terminate a swap or sell or offset caps, floors or collars notwithstanding any terms in the agreements providing for such termination. The Funds will enter into swap contracts only on a net basis, i.e., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under a swap contract may be made at the conclusion of the contract or periodically during its term.

Inasmuch as these transactions are entered into for hedging purposes, the Adviser and the Funds believe swaps, caps, floors and collars do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act.
16
The Funds will not enter into any swap, cap, collar or floor contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P").

If there is default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreements related to the transaction. There is no assurance that swap, cap, floor or collar counterparties will be able to meet their obligations pursuant to their contracts, or that, in the event of default, a Fund will succeed in pursuing contractual remedies. The Funds thus assume the risk that one of them may be delayed in or prevented from obtaining payments owed to it pursuant to swaps, caps, floors or collars.

The swap, cap, floor and collar market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, this market has become relatively liquid, although the Funds will still treat these instruments as illiquid investments subject to the limitation on such investments described under "Illiquid Securities" in the Prospectus.


                              TAXES

Taxation of the Funds. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

          (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

          (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

          (c)            diversify its holdings so that,  at  the
          end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25%
 17
          of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

Qualification as a regulated investment company exempts a Fund from federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends). A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gain for the year ending October 31, plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax. In calculating its income, each Fund must include dividends in income not when received but on the date when the stock in question is acquired or becomes ex-dividend, whichever is later. Also, a portion of the yield on certain high yield securities (including certain payment-in-kind bonds) issued after July 10, 1989 may be treated as dividends.

Sale or redemption of shares. The sale, exchange, or redemption of Fund Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than a year. Otherwise the gain or loss on the sale, exchange, or redemption of Fund shares generally will be treated as short-term capital gain or loss. In addition, any loss (not already disallowed as provided in the next sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Return of capital distributions. If a Fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in 18 your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares.

Hedging Transactions. If a Fund engages in hedging transactions, including hedging transactions in option, futures contracts, and straddles, or similar transactions, it will be subject to special tax rules (including constructive sale, market-to-market, straddle, wash sales, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Tax Implications of Certain Investments. Certain of a Fund's investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

"Constructive sale" provisions apply to activities by a Fund which lock-in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when the Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

In addition, a Fund's use of derivative instruments (such as futures and options) may cause the Fund to realize greater amounts of short-term capital gains (generally taxed at ordinary income tax rates) than it would realize if it did not use such instruments.

THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX
CONSEQUENCES TO IT OF AN INVESTMENT IN A FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

19
                    FUND CHARGES AND EXPENSES

    Management Fees. Each Fund pays a monthly fee to the Adviser based on the average net assets of the Fund, as determined at the close of each business day during the month. The fee is computed at an annual rate of 0.70% for each of the High Yield Bond, U.S. Equity Market Plus, Asian/Pacific Equity Market, and European Equity Market Funds, and 1.50% for the Financial Services Fund. Advisory fees paid by the Funds for the past three fiscal years are as follows.


                    Advisory Fees Paid by Funds

                        U.S.     Asian/Pac  European
 Fiscal      High      Equity      ific      Equity    Financial
  Year       Yield     Market     Equity     Market    Services
  Ended    Bond Fund  Plus Fund   Market      Fund       Fund
                                   Fund

March 31,  $          $1,090,37  N/A*       N/A*       $ 107,863
  1999     6,058      2
March 31,  N/A*       $ 423,706  N/A*       N/A*       $  23,152
  1998
March 31,  N/A*       $          N/A*       N/A*       N/A*
  1997                53,341

The  following chart details the reimbursements the Adviser  made to  the  Funds  for  each of the last three fiscal  years,  under
20
voluntary expense limitation provisions:

             Amounts Reimbursed by Adviser to the Funds

                        U.S.     Asian/Pac  European
 Fiscal      High      Equity      ific      Equity    Financial
  Year       Yield     Market     Equity     Market    Services
  Ended    Bond Fund  Plus Fund   Market      Fund       Fund
                                   Fund

March 31,  $          $ 251,051  N/A*       N/A*       $ 117,431
  1999     50,547
March 31,  N/A*       $ 215,049  N/A*       N/A*       $  26,865
  1998
March 31,  N/A*       $ 131,965  N/A*       N/A*       N/A*
  1997

     *The Financial Services Fund commenced operations December 22, 1997 and the amounts both paid and reimbursed for the fiscal year ended March 31, 1998 are for the period beginning December 22, 1997 and ending March 31, 1998. The High Yield Bond, Asian/Pacific Equity Market, and European Equity Market Funds each commenced operations October 15, 1998 and to date, only the High Yield Bond Fund has either paid advisory fees or been reimbursed by the Adviser. Both the amounts paid by and reimbursed to the High Yield Bond Fund for the fiscal year ended March 31, 1999 are for the period beginning October 15, 1998 and ending March 31, 1999.
21
     Other Expenses. Subject to any voluntary expense limitation provisions, each Fund pays its own expenses, including, but not limited to auditing, legal, tax preparation and consulting, insurance, custodial, accounting, shareholder servicing and shareholder report expenses. Fees paid to First Data Investor Services which serves as the Funds' shareholder servicing and accounting agent are determined by contract as approved by the Board of Trustees.


                     MANAGEMENT OF THE FUNDS

The Board of Trustees has the responsibility for the overall management of the Funds, including general supervision and review of its investment activities. The Trustees, in turn, elect the officers of the Funds who are responsible for administering the day-to-day operations of the Funds. Trustees and officers of the Funds are identified in the Prospectus.

     All of the Trustees are Trustees of all the other funds managed by the Adviser and each independent Trustee receives fees for his or her services. The Trustees do not receive pension or retirement benefits from the Funds. The table below shows the fees paid by the each of the Funds separately to each independent Trustee for the fiscal year ended March 31, 1999 and total fees paid by the entire Fund complex for the fiscal year ended March 31, 1999. There are two other funds in the complex besides the Funds of the Smith Breeden Trust.

    Total Compensation Paid to Independent Trustees by the Funds

                       U.S.   Asian/   Europea Financi   Entire
  Trustee     High    Equity  Pacific     n      al      Smith
              Yield   Market  Market   Equity  Service  Breeden
              Bond     Plus    Fund    Market  s Fund     Fund
              Fund     Fund             Fund            Complex

Stephen M.   $ 0.00* $        $ 0.00*  $ 0.00* $ 0.00*  $
Schaefer             35,000.                            70,000.0
                     00                                 0
Myron S.     $ 0.00* $        $ 0.00*  $ 0.00* $ 0.00*  $
Scholes              0.00                               70,000.0
                                                        0
William F.   $ 0.00* $        $ 0.00*  $ 0.00* $ 0.00*  $
Sharpe               70,000.                            70,000.0
                     00                                 0

     *The Asian/Pacific Equity Market and European Equity Market Funds each commenced operations October 15, 1998 and, as such, have not yet made any compensation to the Independent Trustees. Both of these Funds expects to pay approximately $300 to each Trustee listed above prior to March 31, 2000. The High Yield Bond Fund commenced operations October 15, 1998, and has not yet made any compensation to the Independent Trustees. This Fund expects to pay $400 to each Trustee listed above prior to March 31, 2000. The Financial Services Fund commenced operations December 22, 1997 and has not yet paid any fees to the Trustees. This Fund expects to pay approximately $1000 to each Trustee listed above prior to March 31, 2000.
22
The Agreement and Declaration of Trust provides that the Funds will indemnify the Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that such indemnification would relieve any officer or Trustee of any liability to the Funds or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Trustees and officers of the Funds who are also officers or shareholders of the Adviser will benefit from the advisory fees paid by the Fund.

Potential Conflicts of Interest. Principals of the Adviser as individuals own approximately 70% of the common stock of Harrington Financial Group ("HFGI"), the holding company for Harrington Bank, FSB of Richmond, Indiana (the "Bank"). HFGI and the Bank may invest in assets of the same types as those to be held by the Funds.

Douglas T. Breeden, in combination with immediate family members, controls over 75% of the common stock of Community First Financial Group, Inc. ("CFFG"), the holding company for certain banks and thrifts, to which the Adviser renders Investment Advisory services. CFFG and its subsidiaries invest in assets of the same types as those to be held by the Funds.

The Adviser may also manage advisory accounts with investment objectives similar to or the same as those of the Funds, or different from the Funds but trading in the same type of securities and instruments as the Funds. Portfolio decisions and results of the Funds' investments may differ from those of such accounts managed by the Adviser. When two or more accounts managed by the Adviser seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among the accounts on a basis determined by the Adviser in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the position obtainable for the Funds.


      THE INVESTMENT ADVISORY AGREEMENT AND OTHER SERVICES

The  investment manager of the Funds is Smith Breeden Associates,
Inc.  (the  "Adviser").   The table in the  Prospectus  indicates
which officers and trustees are affiliated persons of the Adviser.

Under the Investment Advisory Agreements between the Funds and the Adviser, subject to such policies as the Trustees may determine, the Adviser, at its expense, furnishes continuously an investment program for the Funds and makes investment decisions on behalf of the Funds. Subject to the control of the Trustees, the Adviser also manages, supervises and conducts the other affairs and business of the Funds, furnishes office space and equipment, provides bookkeeping and clerical services and places all orders for the purchase and sale of the Funds' portfolio securities.
23
For details of the Adviser's compensation under the Investment Advisory Agreements, see "Fund Charges and Expenses" in this Statement. Under the Investment Advisory Agreements, the Adviser may reduce its compensation to the extent that the Funds' expenses exceed such lower expense limitation as the Adviser may, by notice to the Funds, voluntarily declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, other investment related expenses such as securities lending fees, interest, taxes, and extraordinary expenses. The terms of the expense limitations currently in effect are described in the Prospectus and on the following page. The Funds pay all expenses not assumed by the Adviser including, without limitation, auditing, legal, tax preparation and consulting, custodial, investor servicing and shareholder reporting expenses.

The Investment Advisory Agreements provide that the Adviser shall not be subject to any liability to the Funds or to any shareholder of the Funds for any act or omission in the course of or connected with rendering services to the Funds in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

The Investment Advisory Agreements may be terminated without penalty by vote of the Trustees or the shareholders of the relevant Fund, or by the Adviser, on 60 days written notice. They may be amended only by a vote of the shareholders of the relevant Fund. The Investment Advisory Agreements also terminate without payment of any penalty in the event of its assignment as defined in the Investment Company Act. The Investment Advisory Agreements provide that they will continue in effect after their initial term of two years only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of the Adviser or the Funds. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities".

Under the terms of the Investment Advisory Agreements, the Adviser performs certain administrative services as follows: (1) coordinates with the Funds' custodian and transfer agent and monitors the services they provide to the Funds; (2) coordinates with and monitors other third parties furnishing services to the Funds; (3) provides the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Funds; (4) supervises the preparation by third parties of all Federal, state and local tax returns and reports of the Funds required by applicable law; (5) prepares and, after approval by the Funds, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (6) prepares and, after approval by the Funds, arranges for the filing of such registration statements and other documents with the Securities and Exchange Commission and other Federal and state regulatory authorities as may be required by applicable law; (7) reviews and submits to the officers of the Funds for their approval invoices or other requests for payment of Fund expenses; and (8) takes such other actions with respect to the Funds as may be necessary in the 24
opinion   of  the  Adviser  to  perform  its  duties  under   the
agreements.

The Adviser has voluntarily undertaken to bear normal operating expenses (excluding litigation, indemnification and other extraordinary expenses) of the Funds, and, if necessary, to waive its advisory fee, for the period ending August 1, 2000 such that total operating expenses would not exceed 0.88% of the average net assets of the U.S. Equity Market Plus Fund, 0.98% of the average net assets of each of the High Yield Bond, Asian/Pacific Equity Market and European Equity Market Funds, and 1.48% of the average net assets of the Financial Services Fund. Such expense limitations, if any, are calculated daily based on average net assets and may be continued or modified by the Adviser at any time in its sole discretion.

Portfolio Transactions

Investment decisions. Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. In addition, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or 25 dealer. The following table details the approximate brokerage commissions paid by the Funds for the last three fiscal years:

              Brokerage Commissions Paid by the Funds

                        U.S.     Asian/Pac  European
 Fiscal      High      Equity      ific      Equity    Financial
  Year       Yield     Market     Equity     Market    Services
  Ended    Bond Fund  Plus Fund   Market      Fund       Fund
                                   Fund

March 31,             $ 48,899   $           $          $ 33,780
  1999     $ 0.00                 0.00       0.00
March 31,  N/A*       $ 26,251    N/A*       N/A*       $ 25,946
  1998
March 31,  N/A*       $  3,000    N/A*       N/A*         N/A*


  1997



     *The Financial Services Fund commenced operations December 22, 1997. The High Yield Bond, Asian/Pacific Equity Market and European Equity Market Funds each commenced operations October 15, 1998, and, to date, only the High Yield Bond Fund has paid brokerage commissions.

For a discussion of brokerage issues relating to investments in foreign securities, see "Miscellaneous Investment Practices and Risk Considerations-Foreign Securities".

The Adviser places all orders for the purchase and sale of portfolio investments for the Funds and may buy and sell investments for the Funds through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Funds the most favorable price and execution available. In seeking the most favorable price and execution, the Adviser, having in mind the Funds' best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

When it is determined that several brokers or dealers are equally able to provide the best net price and execution, the Adviser may execute transactions through brokers or dealers who provide quotations and other services to its advisory clients, including the quotations necessary to determine these clients' net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers and dealers who supply statistical and other data to the Adviser and its clients in such amount of total brokerage as may reasonably be required.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds (and, if permitted by law, of the other funds managed by the Adviser) as a factor in the selection 26 of broker-dealers to execute portfolio transactions for the Funds.

The Adviser conducts extensive proprietary research. The Adviser is not dependent on any broker for such research and analysis and, thus is able to transact business with brokers regardless of the brokers' research capabilities or provision of such research to brokerage customers. The Adviser uses multiple electronic quotation services for trading and pricing purposes. The Adviser pays for these services directly out of its advisory fees. The Adviser is not involved in any soft dollar arrangements. The Adviser does utilize broker pricing guidance for certain assets not consistently available through electronic quotation services.

Investor Servicing Agent

First Data Investor Services is each Fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by each Fund as an expense of all its shareholders. See "Fund Charges and Expenses" in this Statement for information on fees and reimbursements received by First Data Investor Services. First Data Investor
Services is also investor-servicing agent for the other funds managed by the Adviser and receives fees from each of those funds for its services.

Custodian

The Bank of New York ("Custodian") acts as custodian of each of the Fund's assets. In carrying out its duties under its custodian contract, the Custodian may employ one or more subcustodians whose responsibilities will include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund's investments. Each Fund pays the Custodian an annual fee based on the assets of the Fund and the Fund's securities transactions. Each Fund also pays the Custodian an annual fee based on the Fund's securities holdings for the year and reimburses the Custodian for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services. The Custodian pays the fees and other charges of any subcustodian employed by it.


     PRINCIPAL HOLDERS OF SECURITIES AND CONTROLLING PERSONS

      Listed  below  are  the  names  and  addresses   of   those
shareholders who, to the U.S. Equity Market Plus Fund's best knowledge, as of April 30, 1999, owned 5% or more of the shares of the Fund.

Charles Schwab & Co.
For the Beneficial Ownership of Its Accountholders
101 Montgomery Street
San Francisco, CA  94104             55.38%

National Investor Services Company
55 Water Street, 32nd Floor
New York, NY 10041-3299               5.33%
27
Each  Fund  Trustee owns less than 1% of the shares of  the  U.S.
Equity Market Plus Fund as of April 30, 1999.

Listed below are the names and addresses of those shareholders who, to the Financial Services Fund's best knowledge, as of April
30, 1999 owned 5% or more of the shares of the Fund.

Charles Schwab & Co.
For the Beneficial Ownership of Its Accountholders
101 Montgomery Street
San Francisco, CA  94104              9.60%

Smith Breeden Associates, Inc.
100 Europa Drive
Chapel Hill, NC  27514               59.50%

Each Fund Trustee owns less than 1% of the shares of the Financial Services Fund as of April 30, 1999.

Listed below are the names and addresses of those shareholders who, to the High Yield Bond Fund's best knowledge, as of April
30, 1999 owned 5% or more of the shares of the Fund.

Smith Breeden Associates, Inc.
100 Europa Drive
Chapel Hill, NC  27514               94.82%

Each Fund Trustee owns less than 1% of the shares of the High
Yield bond Fund as of April 30, 1999.

The Asian/Pacific Equity Market and European Equity Market Funds commenced operations October 15, 1998, and, as of April 30, 1999, do not have any shareholders.


                DETERMINATION OF NET ASSET VALUE

Each Fund determines net asset value as of the close of regular trading on the New York Stock Exchange usually at 4 p.m. If any securities held by a Fund are restricted as to resale, the Adviser determines their fair value following procedures approved by the Trustees. The Trustees periodically review such valuation procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.
28
Trading in certain securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the net asset value of those Funds which may invest in such securities. However, in the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Funds' Board of Trustees has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all of the Fund's assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service. Because of the amount of time required to collect and process trading information of large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value following procedures approved by the Trustees.


           ADDITIONAL INFORMATION REGARDING PURCHASES
                 AND REDEMPTIONS OF FUND SHARES

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of a Fund must be denominated in U.S. Dollars. A Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) to honor the transaction or make adjustments to shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Dividend checks which are returned to a Fund marked "unable to forward" by the postal service will be deemed to be a request to change the dividend option and the proceeds will be reinvested in additional shares at the current net asset value until new instructions are received.

Redemptions in Kind. The Funds are committed to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in 29 part in securities or other assets of a Fund in case of any emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of a Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should a Fund do so, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

     Principal Underwriter. First Data Distributors, Inc. (the "Principal Underwriter"), 4400 Computer Drive, Westborough, MA 01581, is the principal underwriter for the Funds and is acting on a best efforts basis. First Data Distributors, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Funds' shares is continuous.


The Funds' underwriting agreement with the Principal Underwriter provides that the Funds will pay all fees and expenses in connection with: registering and qualifying their shares under the various state "blue sky" laws; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing their shares, including expenses of confirming purchase orders. The Principal Underwriter acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are qualified and in which the Principal Underwriter is qualified as a broker-dealer. Under the underwriting agreement, the Principal Underwriter may accept orders for Funds' shares at their offering prices. For these services for the Funds, the Adviser pays the Principal Underwriter approximately $15,000. The Principal Underwriter may enter into agreements with other broker-dealers for the sale of the Funds' shares by them.

Reinvestment Date. The dividend reinvestment date is the date on which the additional shares are purchased for the investor who has its dividends reinvested. This date will vary and is not necessarily the same date as the record date or the payable date for cash dividends.

Special Services. The Funds may pay certain financial institutions that maintain accounts with the Funds on behalf of numerous beneficial owners for record keeping operations performed with respect to such beneficial owners. Such financial institutions may also charge a fee for their services directly to their clients.


                     SHAREHOLDER INFORMATION

Quarterly statements will be sent to each shareholder. In addition, each time shareholders directly purchase or redeem shares or receive a cash distribution, they will receive a statement confirming the transaction and listing their current share balance. Direct purchases and redemptions do not include automatic investment plan purchases or systematic withdrawal plan redemptions. The Funds also send annual and semiannual reports that keep shareholders informed about each Fund's portfolio and performance, and year-end tax information to simplify their 30 recordkeeping. Shareholders may call First Data Investor Services toll-free at 1-800 221-3137 for more information, including account balances.


                    SUSPENSION OF REDEMPTIONS

The Funds may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the New York Stock Exchange (the "Exchange") is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by order of the Commission for protection of investors.


                      SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Funds. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.


                  STANDARD PERFORMANCE MEASURES

     Total return data for the Funds may from time to time be presented in this Statement and in advertisements. Total return for the one-year period and for the life of a Fund is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Fund made at the net asset value at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. The following table shows the average annual total return for the periods stated, as of the fiscal year end of March 31, 1999.
31
                               Average Annual Total Return
                       One Year      Five Years      Inception

U.S. Equity Market   17.17%            26.30%          21.99%
    Plus Fund
Financial Services  (10.79%)            N/A*           (0.22%)
       Fund
 High Yield Bond       N/A*             N/A*            0.39%
       Fund

*The  Financial Services Fund commenced operations  December  22,
1997.  The U.S. Equity Market Plus Fund commenced operations June
30, 1992.

    The High Yield Bond, Asian/Pacific Equity Market and European
Equity Market Funds commenced operations October 15, 1998, and, to date, only the High Yield Bond Fund has total return data available.

At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce a Fund's expenses. The per share amount of any such fee reduction or assumption of expenses for the life of a Fund, will be reflected in the Prospectus as updated. Any such fee reduction or assumption of expenses would increase a Fund's total return during the period of the fee reduction or assumption of expenses.

Independent statistical agencies measure a Fund's investment performance and publish comparative information showing how the Fund, and similar investment companies, performed in specified time periods. The agencies whose reports are commonly used are Morningstar, Inc, Lipper Analytical Services and Wiesenberger Investment Companies Service. From time to time, a Fund may distribute these comparisons to its shareholders or to potential investors.

The Funds' performance may also from time to time be compared to Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). Standard & Poor's performance figures reflect changes of market prices and reinvestment of all regular cash dividends and are not adjusted for commissions or other costs. Because each Fund is a managed portfolio investing in a variety of securities and derivative instruments, the securities it owns will not match those in the Index. Other publications, indices, and averages that may be used are as follows:

a) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

b) Mutual Fund Source book, published by Morningstar, Inc.-- analyzes price, yield, risk and total return for equity and fixed income funds.

c) Financial publications: Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines
     - rate fund performance over specified time periods.
32
d) Consumer Price Index (or Cost of Living Index) published by the U.S. Bureau of Labor Statistics a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

e)   Stocks,  Bonds, Bills, and Inflation, published by  Ibbotson
     Associates  - historical measure of yield, price  and  total
     return   for  common  and  small  company  stock,  long-term
     government bonds, treasury bills, and inflation.

f) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

g)   Salomon Brothers Broad Bond Index or its component indices -
     The Broad Index measures yield, price and total return for Treasury, Agency, Corporate, and Mortgage bonds.

h) Salomon Brothers Composite High Yield Index or its component indices - The High Yield Index measures yield, price and total return for Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.

i) Lehman Brothers Aggregate Bond Index or its component indices - The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

j)   Lehman Brothers Government/Corporate Bond Index.

k)   Other  taxable investments including certificates of deposit
     (CD's), money market deposit accounts (MMDA's), checking accounts, savings accounts, money market mutual funds, repurchase agreements, and government securities.

l) Historical data supplied by the research departments of Lehman Brothers, First Boston Corporation, Morgan Stanley,
     Salomon  Brothers, Merrill Lynch, Goldman Sachs,  Prudential
     Securities and Donaldson Lufkin and Jenrette.

m) Donoghues's Money Fund Report--industry averages for seven-day annualized and compounded yields taxable, tax-free and government money funds.

n) Total returns and yields for Treasury Securities and fixed income indices as published by Ryan Laboratories or other suppliers.

o) Merrill Lynch High Yield Master Index or other high yield bond indices as published by a brokerage firm or others.

p)   Average   of  competitive  funds  as  published  by   Lipper
     Analytical Services, Inc.

q)   Morgan Stanley Capital International (MSCI) - Pacific (Free)
     Index, which consists of common stocks of companies located in Australia, Hong Kong, Japan, Malaysia, New Zealand, and
     Singapore.

33
r) Morgan Stanley Capital International (MSCI) - Europe Index, which is comprised of common stocks of companies located in 15 European countries (Austria, Belgium, Denmark, Finland,, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom).

s)   Standard & Poor's Financial Composite.

t) An investment of 80% in the S&P Financial Composite Index and 20% in Money Market funds.

u)   The Keefe Bruyette & Woods Index.

v)   The  average of the mutual funds in Morningstar's  Specialty
     Financial category.

Volatility. Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare fund net asset value or performance relative to a market index. One measure of volatility is beta. The ratio of the expected excess return on the portfolio to the expected excess return on the market index is called beta. Equity funds commonly use the S&P 500 as their market index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance. A statistic often used by sophisticated institutional investors when comparing the relative performance of portfolios is the Sharpe Ratio. This statistic is the portfolio's excess return (relative to T-Bills) divided by the standard deviation of its returns.

All data are based on past performance and do not predict future results.


                             EXPERTS

Deloitte  &  Touche LLP, 117 Campus Drive, Princeton, New  Jersey
08540,  are  the  Funds'  independent auditors,  providing  audit
services,   tax  return  review  and  preparation  services   and
assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The annual financial statements of the U.S. Equity Market Plus, Financial Services Fund, and High Yield Bond Fund and related notes thereto attached to this Statement of Additional Information have been so attached in reliance upon the report of Deloitte & Touche LLP, given on the authority of said firm as experts in auditing and accounting. No statements are provided for the European Equity Market Fund and Asian/Pacific Equity Market Fund since they have not yet commenced operations.



                      FINANCIAL STATEMENTS
                Fiscal Year Ended March 31, 1999

   Audited Financial Statements for fiscal year ended March 31,
1999 are attached.

34





                       SMITH BREEDEN TRUST


           Smith Breeden U.S. Equity Market Plus Fund
              Smith Breeden Financial Services Fund
              Smith Breeden High Yield Bond Fund









SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
PERFORMANCE REVIEW

     The Smith Breeden U.S. Equity Market Plus Fund returned 17.17% in the year ending March 31, 1999. The S&P 500 Index return was 18.49%, and the average Growth and Income Fund, as tracked by Morningstar, returned 7.42%, over the same period.

[GRAPHIC APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

CHANGE IN VALUE OF A $10,000 INVESTMENT

                                        12/22/97  12/31/97  03/31/98  06/30/98  09/30/98  12/31/98  03/31/99
                                        --------  --------  --------  --------  --------  --------  --------
Smith Breeden Financial Services Fund(1)  10,000   10,100    11,178    11,149     8,135     9,614     9,972
Morningstar Avg. Financial Services Fund  10,000   10,201    11,247    11,421     9,207    10,783    11,067
S&P 500                                   10,000   10,181    11,601    11,984    10,794    13,093    13,746

------------
(1) Fund Returns are net fees and sales charges. Index returns are market returns without deduction of fees or rebalancing transaction costs.

                             Past performance is no guarantee of future results.

                                            AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS
                                                      ENDING MARCH 31, 1999
                                            -----------------------------------------
                                                                     SINCE INCEPTION     FINAL VALUE OF
                                               1 YEAR     5 YEARS       (6/30/92)      $10,000 INVESTMENT
                                            ----------- ----------- ----------------- -------------------
Smith Breeden U.S. Equity Market Plus Fund      17.17%      26.30%         21.99%           $38,263
S&P 500 ...................................     18.49%      26.26%         21.30%            36,808
Morningstar Avg. Growth and Income Fund ...      7.42%      20.31%         17.34%            29,432

     The U.S. Equity Fund is comprised of two segments. The equity segment purchases S&P 500 futures contracts with a total value approximately equal to Fund net assets. S&P 500 futures contracts have a price at expiration equal to the value of the S&P Index at that time. Prior to expiration, S&P 500 index futures are usually priced at the value of the S&P Index at such time, plus a spread representing the funding cost paid by buyers of futures to sellers of futures. The income segment invests in mortgage securities, and then reduces the interest-rate and prepayment risk to a low level using interest-rate futures and options. The income segment of the fund aims to exceed the funding cost of the S&P 500 futures plus the Fund's operating expenses.

     In the year ending March 31, 1999 the fixed income segment underperformed the implied funding cost of the S&P 500 futures contracts by about 1.3% after expenses. This was primarily due to the period from August to October 1998, when the international financial crisis caused much turmoil in bond and equity markets. The Fund benefited in the first quarter of 1999 from lower interest rate volatility and reduced prepayment expectations, which caused mortgage securities to outperform comparable Treasury securities, and in this period, despite slowly rising interest rates, the fund outperformed the S&P 500 by 0.5%.

SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         MARCH 31, 1999



                                                                                                      MARKET
  FACE AMOUNT  SECURITY                                                                                VALUE
-------------- ---------------------------------------------------------------------------------- --------------
               U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 124.0%
               FREDDIE MAC -- 56.5% (1)
               Fixed-Rate
 $ 19,965,620  Gold 6.00%, due 1/1/29 ...........................................................  $ 19,419,931
   19,000,000  Gold 6.00% 15 Year, due date to be announced .....................................    18,873,086
   63,900,000  Gold 6.50% 30 Year, due date to be announced .....................................    63,533,074
       38,386  9.50%, due 7/1/02 ................................................................        39,331
               Discount Notes
      100,000  4.79%, due 5/7/99 (2),(3) ........................................................        99,526
      600,000  4.79%, due 5/20/99 (2),(3) .......................................................       596,129
    1,700,000  4.80%, due 5/26/99 (2),(3) .......................................................     1,687,663
      600,000  4.98%, due 4/19/99 (2),(3) .......................................................       598,536
                                                                                                   ------------
                                                                                                    104,847,276
                                                                                                   ------------
               FANNIE MAE -- 43.2% (1)
               Fixed-Rate
   55,000,000  6.00%, due 5/1/28 to 3/1/29 ......................................................    53,454,635
    9,700,000  6.50% 30 Year, due date to be announced ..........................................     9,651,500
   14,876,563  7.00%, due 8/1/11 to 11/1/28 .....................................................    15,154,877
    1,250,000  7.00% 30 Year, due date to be announced ..........................................     1,267,383
       64,994  12.50%, due 9/1/12 ...............................................................        73,588
               Adjustable-Rate
      325,363  7.277%, due 9/1/18 ...............................................................       334,330
               Discount Notes
      200,000  4.81%, due 7/2/99 (2),(3) ........................................................       197,507
      100,000  5.00%, due 10/29/99 (2),(3) ......................................................        97,193
                                                                                                   ------------
                                                                                                     80,231,013
                                                                                                   ------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 20.0% (1)
               Fixed-Rate
    4,820,668  7.00%, due 3/15/28 ...............................................................     4,897,596
               Adjustable-Rate
   24,504,314  5.00%, due 1/20/28 to 3/20/28 ....................................................    24,818,325
    4,471,040  5.50%, due 3/20/28 ...............................................................     4,532,999
      137,378  6.625%, due 9/20/21 to 9/20/22 ...................................................       140,230
    2,621,396  6.875%, due 2/20/16 to 5/20/22 ...................................................     2,670,393
                                                                                                   ------------
                                                                                                     37,059,543
                                                                                                   ------------
               U.S. TREASURY OBLIGATIONS -- 4.3%
    1,700,000  5.875% Note, due 7/31/99(3) ......................................................     1,706,906
    6,250,000  6.375% Note, due 5/15/99(3) ......................................................     6,262,695
                                                                                                   ------------
                                                                                                      7,969,601
                                                                                                   ------------
               TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
               (COST $230,560,698)...............................................................   230,107,433
                                                                                                   ------------
 CONTRACTS     OPTIONS CONTRACTS -- 0.2%
------------
          142  Call on Ten-Year US Treasury Note Futures, expires 8/99, strike price $118........        51,031
           40  Call on Thirty-Year US Treasury Bond Futures, expires 5/99, strike price $136.....           625
          150  Call on Thirty-Year US Treasury Bond Futures, expires 5/99, strike price $142.....         2,344
          415  Put on Thirty-Year US Treasury Bond Futures, expires 8/99, strike price $114......       272,344
                                                                                                   ------------
               TOTAL OPTIONS CONTRACTS (COST $1,356,144).........................................       326,344
                                                                                                   ------------

SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                             MARCH 31, 1999





                                                                                                      MARKET
   FACE AMOUNT   SECURITY                                                                              VALUE
---------------- ------------------------------------------------------------------------------- ----------------
                 OPTION CONTRACTS ON THREE-MONTH LIBOR INTEREST-RATE SWAP
                 AGREEMENTS -- 0.6%
 $  30,000,000   Option to enter a pay-fixed 6.5% interest-rate swap with Deutsche Bank AG
                 beginning 9/29/03 and expiring 9/29/08 ........................................  $     762,697
    30,000,000   Option to enter a receive-fixed 5.25% interest-rate swap with Deutsche Bank
                 AG beginning 9/29/03 and expiring 9/29/08 .....................................        361,239
                                                                                                  -------------
                 TOTAL OPTION CONTRACTS ON THREE-MONTH LIBOR INTEREST-RATE
                 SWAP AGREEMENTS (COST $1,356,144)..............................................      1,123,936
                 COMMERCIAL MORTGAGE-BACKED SECURITIES -- 7.8% (1)
     5,000,000   First Union-Lehman Brothers-Bank of America Commercial Mortage Trust
                 6.56%, due 11/18/08 ...........................................................      5,063,332
     5,500,000   GMAC Commercial Mortgage Securities 6.42%, due 8/15/08 ........................      5,518,850
     4,000,000   Nomura Asset Securities Corporation Commercial Mortgage Trust 6.59%,
                 due 3/17/28 ...................................................................      4,014,298
                                                                                                  -------------
                 TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                 (COST $14,714,492).............................................................     14,596,480
                                                                                                  -------------
                 TOTAL INVESTMENTS (COST $246,631,334)--132.6%..................................    246,154,193
                                                                                                  -------------
                 REPURCHASE AGREEMENTS -- 17.0%
    27,500,000   Morgan Stanley Dean Witter, 4.83%, due 04/01/99 dated 03/25/99 ................     27,500,000
     4,000,000   Morgan Stanley Dean Witter, 4.88%, due 04/05/99 dated 03/29/99 ................      4,000,000
                                                                                                  -------------
                                                                                                     31,500,000
                                                                                                  -------------
                 FORWARD SALES -- (28.8%)
   (55,000,000)  Fannie Mae 6.00%, due date to be announced (4) ................................    (53,440,234)
                                                                                                  -------------
                                                                                                    (53,440,234)
                                                                                                  -------------
                 LIABILITIES LESS CASH AND OTHER ASSETS -- (20.8%) .............................    (38,629,838)
                                                                                                  -------------
                 NET ASSETS -- 100.00% .........................................................  $ 185,584,121
                                                                                                  =============

---------
(1) Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. Adjustable-rate mortgages have coupon rates that adjust periodically. The interest rate shown is the rate in effect at March 31, 1999. The adjusted rate is determined by adding a spread to a specified index.

(2) The interest rate shown for discount notes is the discount rate paid at the time of purchase by the fund.

(3) Security is held as collateral by Carr Futures, Inc.

(4) The forward sale position represents the unsettled sale of securities held by the Fund.

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             MARCH 31, 1999


ASSETS
 Investments at market value (identified cost $246,631,334) (Note 1)......................   $ 246,154,193
 Cash ....................................................................................       2,687,349
 Repurchase agreements (Cost $31,500,000) (Note 1)........................................      31,500,000
 Receivables:
   Subscriptions .........................................................................         434,172
   Interest and maturities ...............................................................       1,166,636
   Securities sold .......................................................................     117,419,101
                                                                                             -------------
   TOTAL ASSETS ..........................................................................     399,361,451
                                                                                             -------------
LIABILITIES
 Short sales at market value (proceeds $53,401,563).......................................      53,440,234
 Payables:
   Variation margin on futures contracts (Note 2) ........................................       2,905,661
   Redemptions ...........................................................................         267,137
   Securities purchased ..................................................................     156,924,382
 Due to Advisor (Note 3) .................................................................         112,703
 Accrued expenses ........................................................................         127,213
                                                                                             -------------
   TOTAL LIABILITIES .....................................................................     213,777,330
                                                                                             -------------
NET ASSETS
 (Applicable to outstanding shares of 11,058,974; unlimited number of shares of beneficial
   interest authorized; no stated par) ...................................................   $ 185,584,121
                                                                                             =============
 Net asset value, offering price and redemption price per share ($185,584,121 /
  11,058,974).............................................................................   $       16.78
SOURCE OF NET ASSETS
 Paid in capital .........................................................................   $ 168,177,438
 Undistributed net investment income .....................................................       1,113,690
 Accumulated net realized gain on investments and futures contracts ......................      15,225,816
 Net unrealized depreciation of investments ..............................................        (515,812)
 Net unrealized appreciation of futures contracts ........................................       1,582,989
                                                                                             -------------
   NET ASSETS ............................................................................   $ 185,584,121
                                                                                             =============


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999


INVESTMENT INCOME
 Interest and discount earned, net of premium amortization and interest expense ($10,148)
   (Note 1) ..............................................................................  $  8,548,332
EXPENSES
 Advisory fees (Note 3) ..................................................................     1,090,372
 Accounting and pricing services fees ....................................................        61,513
 Custodian fees...........................................................................        46,928
 Audit and tax preparation fees ..........................................................        49,057
 Legal fees ..............................................................................        49,383
 Transfer agent fees .....................................................................       156,367
 Registration fees .......................................................................        47,991
 Trustees fees and expenses ..............................................................        99,339
 Insurance expense .......................................................................        11,698
 Other ...................................................................................         9,157
                                                                                            ------------
   TOTAL EXPENSES BEFORE REIMBURSEMENT ...................................................     1,621,805
   Expenses reimbursed by Advisor (Note 3) ...............................................      (251,051)
                                                                                            ------------
   NET EXPENSES ..........................................................................     1,370,754
                                                                                            ------------
   NET INVESTMENT INCOME .................................................................     7,177,578
                                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain on investments ........................................................    24,541,887
 Change in unrealized depreciation of investments and futures contracts ..................    (8,018,115)
                                                                                            ------------
 Net realized and unrealized gain on investments and futures contracts ...................    16,523,772
                                                                                            ------------
 Net increase in net assets resulting from operations ....................................  $ 23,701,350
                                                                                            ============


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS




                                                                               YEAR ENDED       YEAR ENDED
                                                                             MARCH 31, 1999   MARCH 31, 1998
                                                                            ---------------- ---------------
OPERATIONS
 Net investment income ....................................................  $   7,177,578    $   2,908,437
 Net realized gain on investments .........................................     24,541,887        9,514,596
 Change in unrealized appreciation (depreciation) of investments ..........     (8,018,115)       9,573,592
                                                                             -------------    -------------
 Net increase in net assets resulting from operations .....................     23,701,350       21,996,625
                                                                             -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income .....................................     (6,376,285)      (2,632,273)
 Distributions from net realized gains on investments .....................    (17,138,874)      (2,556,880)
                                                                             -------------    -------------
 Total distributions ......................................................    (23,515,159)      (5,189,153)
                                                                             -------------    -------------
CAPITAL SHARE TRANSACTIONS
 Shares sold ..............................................................    114,008,937      123,373,056
 Shares issued on reinvestment of distributions ...........................     22,832,882        4,918,950
 Shares redeemed ..........................................................    (88,111,328)     (21,939,416)
                                                                             -------------    -------------
 Increase in net assets resulting from capital share transactions (a) .....     48,730,491      106,352,590
                                                                             -------------    -------------
   TOTAL INCREASE IN NET ASSETS ...........................................     48,916,682      123,160,062
NET ASSETS
 Beginning of period ......................................................    136,667,439       13,507,377
                                                                             -------------    -------------
 End of period ............................................................  $ 185,584,121    $ 136,667,439
                                                                             =============    =============
(a) Transactions in capital shares were as follows:
 Shares sold ..............................................................      7,288,068        8,130,007
 Shares issued on reinvestment of distributions ...........................      1,546,502          330,714
 Shares redeemed ..........................................................     (5,883,230)      (1,428,596)
                                                                             -------------    -------------
 Net increase .............................................................      2,951,340        7,032,125
 Beginning balance ........................................................      8,107,634        1,075,509
                                                                             -------------    -------------
 Ending balance ...........................................................     11,058,974        8,107,634
                                                                             =============    =============


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


     The following average per share data, ratios and supplemental information has been derived from information provided in the financial statements.



                                           YEAR             YEAR             YEAR             YEAR             YEAR
                                           ENDED            ENDED            ENDED            ENDED           ENDED
                                      MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997   MARCH 31, 1996   MARCH 31, 1995
                                     ---------------- ---------------- ---------------- ---------------- ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD ............................   $     16.86      $     12.56      $    12.27        $   10.84       $    9.88
                                       -----------      -----------      ----------        ---------       ---------
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income .............          0.686            0.591           0.592            0.615           0.568
 Net realized and unrealized
   gain (loss) on investments ......          1.765            4.940           1.813            2.768           1.081
                                       ------------     ------------     -----------       ----------      ----------
 Total from investment
   operations ......................          2.451            5.531           2.405            3.383           1.649
                                       ------------     ------------     -----------       ----------      ----------
 LESS DISTRIBUTIONS
 Dividends from net investment
   income ..........................        ( 0.624)         ( 0.586)        ( 0.590)         ( 0.583)        ( 0.568)
 Dividends in excess of net
   investment income ...............             --               --              --               --         ( 0.001)
 Distributions from net realized
   gains on investments ............        ( 1.905)         ( 0.645)        ( 1.525)         ( 1.370)        ( 0.047)
 Distributions in excess of net
   realized gains on
   investments .....................             --               --              --               --         ( 0.073)
                                       ------------     ------------     -----------       ----------      ----------
 Total distributions ...............        ( 2.529)         ( 1.231)        ( 2.115)         ( 1.953)        ( 0.689)
                                       ------------     ------------     -----------       ----------      ----------
NET ASSET VALUE, END OF
 PERIOD ............................   $     16.78      $     16.86      $    12.56        $   12.27       $   10.84
                                       ------------     ------------     -----------       ----------      ----------
TOTAL RETURN .......................          17.17%           45.71%          21.41%           32.30%          17.18%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period .........   $185,584,121     $136,667,439     $13,507,377       $4,766,534      $2,107,346
 Ratio of net expenses to
   average net assets ..............           0.88%            0.88%           0.88%            0.90%           0.90%
 Ratio of net investment
   income to average net
   assets ..........................           4.62%            4.79%           5.30%            5.53%           7.44%
 Portfolio turnover rate ...........            527%             424%            182%             107%            120%
 Ratio of expenses to average
   net assets before
   reimbursement of expenses
   by the Advisor ..................           1.04%            1.23%           2.60%            4.58%           7.75%
 Ratio of net investment
   income to average net
   assets before
   reimbursement of expenses
   by the Advisor ..................           4.45%            4.44%           3.58%            1.85%           0.59%

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders,
Smith Breeden U.S. Equity Market Plus Fund of the Smith Breeden Trust:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden U.S. Equity Market Plus Fund (formerly "Smith Breeden Equity Market Plus" Fund) of the Smith Breeden Trust (the "Fund") as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Smith Breeden U.S. Equity Market Plus Fund of the Smith Breeden Trust as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 14, 1999

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
PERFORMANCE REVIEW

     Financial services funds significantly lagged the Standard and Poor's 500 stock index in performance in the year ended March 31, 1999, as Morningstar's average financial services fund index returned -1.6%, while the S&P 500 returned +18.5%. The Smith Breeden Financial Services Fund lagged both of these averages with a return of -10.8%. The graph below shows these results for the year.

[GRAPHIC APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

CHANGE IN VALUE OF A $10,000 INVESTMENT

                                        10/15/98  10/31/98  11/30/98  12/31/98  01/31/99  02/26/99  03/31/99
                                        --------  --------  --------  --------  --------  --------  --------
Smith Breeden High Yield Bond Fund        10,000   10,057    10,218    10,133    10,143    10,029    10,039
Merrill Lynch High Yield 175 Index        10,000   10,319    10,855    10,802    11,014    10,903    11,012
Morningstar Avg. High Yield Bond Fund     10,000   10,234    10,785    10,746    10,903    10,875    11,036

------------
(1) Fund Returns are net fees and sales charges. Index returns are market returns without deduction of fees or rebalancing transaction costs.

                             Past performance is no guarantee of future results.

                                                    AVERAGE ANNUAL TOTAL
                                                 RETURNS FOR PERIODS ENDING
                                                       MARCH 31, 1999
                                               ------------------------------
                                                             SINCE INCEPTION     FINAL VALUE OF
                                                  1 YEAR        (12/22/97)     $10,000 INVESTMENT
                                               ------------ ----------------- -------------------
Smith Breeden Financial Services Fund ........     -10.79%         -0.22%           $ 9,972
S&P 500 ......................................      18.49%         28.44%            13,746
Morningstar Avg. Financial Services Fund .....      -1.60%          8.30%            11,067

     Our fund lagged the average financial services fund for two reasons: (1) leverage and (2) overweighting of small capitalization (less than $200 million) banks and thrifts, as well as some mid-sized takeover candidates. We will discuss each of these factors in turn and then comment on the global environment that caused the entire financial sector to lag the S&P 500 in performance.

     First, our fund employs some leverage, which averaged $1.19 of assets purchased per $1.00 invested in the fund. As noted, the average financial services fund lagged the S&P 500 by -20.1%, which means that 19% leverage in a typical financial services portfolio resulted in incremental negative performance of 0.19 times -20.1% = -3.8%. Leverage is a two-edged sword: when financial services stocks underperform the S&P, leverage will hurt performance, whereas it helps performance when financial services stocks outperform the S&P. As we believe that financial services stocks are quite reasonably valued relative to the S&P 500, we expect to continue to use leverage for some time. The maximum leverage permitted in the fund is $1.50 assets per $1.00 NAV; however, the maximum leverage used to date has been approximately $1.33 per $1.00.

     The second major reason the fund underperformed last year was its overweighting of very small bank and thrift stocks, as well as some mid-sized takeover candidates. We estimate that our overweighting in these stocks caused the other 5.4% of our underperformance relative to financial sector funds. In general, takeover premiums declined during the year. As many small bank and thrift stocks are viewed as takeover candidates, this hurt their

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
PERFORMANCE REVIEW (CONT.)



stock performance, as well as the performance of mid-sized bank takeover candidates. One reason given by some analysts for this decline in potential takeover stocks' prices is the lower likelihood of takeovers as the end of the millenium nears, i.e., the "Year 2000" (Y2K) issue. As takeover premiums have been reduced during this past year, the fund has increased its weighting in stocks that are believed to have a greater than normal chance of takeovers. Our view is that the takeover premiums are now small enough that these institutions offer excellent values even if they are not taken over.

     The financial sector lagged the entire stock market in the past year due to increasing global economic turmoil. This began in Asia and quickly moved to other global markets, including Eastern Europe and South America. Global problems generally affect the quality of loans, as well as earnings growth at financial companies. Additionally, there are concerns of "systemic risk" in financial stocks, as the problems of a major international financial institution could affect its dealings with other banks and thrifts, which may not have any direct global exposure.

     Market volatility and uncertainty reached a peak in late summer and early fall of 1998 following the Russian bond default and currency devaluation. In response to increased market volatility, the U.S. Federal Reserve reduced short-term interest rates three times. The financial markets reacted positively to these Fed moves, as financial stocks recovered much of their September 1998 quarter losses in the December 1998 quarter, but still ended the year well behind the S&P 500.

     In early 1999, the global financial markets have stabilized and the environment appears to be better for financial sector stocks. Some markets in Asia appear to have stabilized and have begun to grow again. However, Y2K concerns periodically worry investors in financial sector equities, and these concerns probably will not be totally allayed until the year 2000 is entered and the problems are known and resolved. Aside from those concerns, profitability of financial services firms is nearly the highest it has ever been in the 20th century.

     In summary, we are dismayed by the poor performance of our fund in the past year. However, we continue to believe that our fund holds a portfolio of excellent investments, which will provide a fine risk/reward combination in coming years.

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         MARCH 31, 1999



                                                                               MARKET
 SHARES    SECURITY                                                            VALUE
--------   ------------------------------------------------------------   ---------------
           EQUITY HOLDINGS -- 127.9%
           COMMERCIAL BANKING -- 54.7%
 12,000    Bank One Corp. .............................................    $    660,750
  9,000    First Union Corp. ..........................................         480,938
 13,000    KeyCorp ....................................................         394,062
  9,000    Mercantile Bancorporation Inc. .............................         427,500
 18,000    Pacific Century Financial Corp. ............................         375,750
 11,000    PNC Bank Corp. .............................................         611,188
 12,000    U.S. Bancorp ...............................................         408,750
 11,000    Wells Fargo Company ........................................         385,687
                                                                           ------------
                                                                              3,744,625
                                                                           ------------
           INVESTMENT BANKING AND BROKERAGE -- 4.4%
  5,000    Lehman Brothers, Inc. ......................................         298,750
                                                                           ------------
                                                                                298,750
                                                                           ------------
           MONEY CENTER BANKING -- 19.3%
  6,000    BankAmerica Corp. ..........................................         423,750
  7,000    BankBoston Corporation .....................................         303,188
  5,000    Chase Manhattan Corp. ......................................         406,562
  1,000    Citigroup ..................................................          63,875
  1,000    J.P. Morgan & Co. ..........................................         123,375
                                                                           ------------
                                                                              1,320,750
                                                                           ------------
           INVESTMENT MANAGEMENT AND ADVISORY -- 11.7%
 10,000    Franklin Resources, Inc. ...................................         281,250
 11,000    PIMCO Advisors Holdings LP (1) .............................         345,813
  5,000    Price (T. Rowe) Assoc., Inc. ...............................         171,875
                                                                           ------------
                                                                                798,938
                                                                           ------------
           CONSUMER FINANCE -- 5.3%
  8,000    Household International, Inc. ..............................         365,000
                                                                           ------------
                                                                                365,000
                                                                           ------------
           SAVINGS & LOANS -- 32.5%
  2,000    Community Bank Shares of Indiana, Inc. .....................          32,750
  1,000    First Oak Brook Bancshares, Inc. -- Class A ................          17,438
 22,000    First Security Corporation .................................         424,874
 14,500    Home Federal Bancorp .......................................         319,906
 18,500    Indiana United Bancorp .....................................         388,500
 11,000    Marion Capital Holdings, Inc. ..............................         242,000
 26,700    Piedmont Bancorp, Inc. .....................................         226,950
 14,000    Washington Mutual, Inc. ....................................         572,250
                                                                           ------------
                                                                              2,224,668
                                                                           ------------
           TOTAL EQUITY HOLDINGS (COST $8,654,885).....................       8,752,731
                                                                           ------------
           LIABILITIES LESS CASH AND OTHER ASSETS -- (27.9%) ..........      (1,910,317)
                                                                           ------------
           NET ASSETS -- 100.0% .......................................    $  6,842,414
                                                                           ============

---------
(1) Limited partnership units

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             MARCH 31, 1999



ASSETS
 Investments at market value (identified cost $8,654,885) (Note 1).....................   $ 8,752,731
 Cash .................................................................................        59,057
 Receivables:
   Variation margin on futures contracts (Note 2) .....................................       152,600
   Dividends ..........................................................................        22,949
   Due from Advisor (Note 3) ..........................................................        16,871
 Other assets .........................................................................         4,611
                                                                                          -----------
   TOTAL ASSETS .......................................................................     9,008,819
                                                                                          -----------
LIABILITIES
 Bank loan (Note 5) ...................................................................     2,125,000
 Payables:
   Redemption .........................................................................            12
   Interest and loan fees .............................................................        29,036
 Accrued expenses .....................................................................        12,357
                                                                                          -----------
   TOTAL LIABILITIES ..................................................................     2,166,405
                                                                                          -----------
NET ASSETS
 (Applicable to outstanding shares of 768,736; unlimited number of shares of beneficial
   interest authorized; no stated par) ................................................   $ 6,842,414
                                                                                          ===========
 Net asset value, offering price and redemption price per share ($6,842,414 / 768,736).   $      8.90
                                                                                          ===========
SOURCE OF NET ASSETS
 Paid in capital ......................................................................   $ 7,048,508
 Undistributed net investment income ..................................................         2,066
 Accumulated net realized loss on investments and futures contracts ...................      (248,379)
 Net unrealized appreciation of investments ...........................................        97,846
 Net unrealized depreciation of futures contracts .....................................       (57,627)
                                                                                          -----------
   NET ASSETS .........................................................................   $ 6,842,414
                                                                                          ===========


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999


INVESTMENT INCOME
 Dividends and interest earned net of interest expense ($87,491) (Note 1)....  $  112,276
EXPENSES
 Advisory fees (Note 3) .....................................................     107,863
 Accounting and pricing services fees .......................................      25,878
 Custodian fees..............................................................       8,440
 Audit and tax preparation fees .............................................       2,136
 Legal fees .................................................................      11,336
 Transfer agent fees ........................................................      25,270
 Registration fees ..........................................................      31,236
 Trustees fees and expenses .................................................       4,701
 Insurance expense ..........................................................       3,228
 Other ......................................................................       4,085
                                                                               ----------
   TOTAL EXPENSES BEFORE REIMBURSEMENT ......................................     224,173
   Expenses reimbursed by Advisor (Note 3) ..................................    (117,431)
                                                                               ----------
   NET EXPENSES .............................................................     106,742
                                                                               ----------
   NET INVESTMENT INCOME ....................................................       5,534
                                                                               ----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS .................................
 Net realized loss on investments and futures contracts .....................    (248,893)
 Change in unrealized depreciation of investments and futures contracts .....    (638,575)
                                                                               ----------
 Net realized and unrealized loss on investments and futures contracts ......    (887,468)
                                                                               ----------
 Net decrease in net assets resulting from operations .......................  $ (881,934)
                                                                               ==========



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS




                                                                                 YEAR ENDED        PERIOD ENDED
                                                                               MARCH 31, 1999   MARCH 31, 1998 (1)
                                                                              ---------------- -------------------
  OPERATIONS
   Net investment income ....................................................   $      5,534       $   12,415
   Net realized gain (loss) on investments ..................................       (248,893)          50,408
   Net unrealized appreciation (depreciation) of investments ................       (638,575)         678,794
                                                                                ------------       ----------
   Net increase (decrease) in net assets resulting from operations ..........       (881,934)         741,617
                                                                                ------------       ----------
  DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income .....................................        (15,881)              --
   Distributions from net realized gains on investments .....................        (49,896)              --
                                                                                ------------       ----------
   Total distributions ......................................................        (65,777)              --
                                                                                ------------       ----------
  CAPITAL SHARE TRANSACTIONS
   Shares sold ..............................................................      1,911,182        6,588,508
   Shares issued on reinvestment of distributions ...........................         54,326               --
   Shares redeemed ..........................................................     (1,492,099)         (13,409)
                                                                                ------------       ----------
   Increase in net assets resulting from capital share transactions (a) .....        473,409        6,575,099
                                                                                ------------       ----------
    TOTAL INCREASE (DECREASE) IN NET ASSETS .................................       (474,302)       7,316,716
  NET ASSETS
   Beginning of period ......................................................      7,316,716               --
                                                                                ------------       ----------
   End of period ............................................................   $  6,842,414       $7,316,716
                                                                                ============       ==========
  (a) Transactions in capital shares were as follows:
   Shares sold ..............................................................        206,371          729,112
   Shares issued on reinvestment of distributions ...........................          5,482               --
   Shares redeemed ..........................................................       (170,725)          (1,504)
                                                                                ------------       ----------
   Net increase .............................................................         41,128          727,608
   Beginning balance ........................................................        727,608               --
                                                                                ------------       ----------
   Ending balance ...........................................................        768,736          727,608
                                                                                ============       ==========

---------
(1) Commenced operations on December 22, 1997

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED MARCH 31, 1999


CASH FLOWS FROM OPERATING ACTIVITIES
 Net decrease in net assets resulting from operations ................................  $    (881,934)
 Change in net realized and unrealized loss on investments ...........................        887,468
                                                                                        -------------
   Net investment income .............................................................          5,534
ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH PROVIDED BY
 OPERATING ACTIVITIES
 Increase in interest and dividends receivable .......................................         (9,796)
 Limited partnership income accrual ..................................................        (11,126)
 Limited partnership distributions ...................................................         23,675
 Decrease in other assets ............................................................         11,813
 Increase in other liabilities .......................................................         25,351
                                                                                        -------------
   Net cash provided by operating activities .........................................         45,451
                                                                                        -------------
CASH FLOWS FROM INVESTING ACTIVITIES
 Payments for futures variation ......................................................       (392,418)
 Proceeds from sales of long-term investments ........................................      8,965,506
 Purchases of long-term investments ..................................................    (11,055,264)
                                                                                        -------------
   Net cash used in investing activities .............................................     (2,482,176)
                                                                                        -------------
CASH FLOWS FROM FINANCING ACTIVITIES
 Increase in bank borrowings .........................................................      2,125,000
 Proceeds from shares tendered .......................................................      1,856,856
 Payments for shares redeemed ........................................................     (1,492,111)
 Cash paid for distributions of net investment income and realized capital gains .....        (11,451)
                                                                                        -------------
   Net cash provided by financing activities .........................................      2,478,294
                                                                                        -------------
   Net increase in cash ..............................................................         41,569
CASH AT BEGINNING OF YEAR ............................................................         17,488
                                                                                        -------------
CASH AT END OF YEAR ..................................................................  $      59,057
                                                                                        -------------
NONCASH FINANCING ACTIVITIES
 Market value of shares issued to stockholders through reinvestment of dividends .....  $      54,326
                                                                                        -------------
SUPPLEMENTAL DISCLOSURE
 Interest and loan fees paid .........................................................  $      87,491
                                                                                        -------------


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


     The following average per share data, ratios and supplemental information has been derived from information provided in the financial statements.



                                                                                  YEAR ENDED        PERIOD ENDED
                                                                                MARCH 31, 1999   MARCH 31, 1998 (1)
                                                                               ---------------- -------------------
NET ASSET VALUE, BEGINNING OF PERIOD .........................................    $   10.06         $   9.00
                                                                                  ---------         --------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income .......................................................         0.006            0.017
 Net realized and unrealized gain (loss) on investments ......................      ( 1.082)            1.043
                                                                                  ----------        ---------
 Total from investment operations ............................................      ( 1.076)            1.060
                                                                                  ----------        ---------
 LESS DISTRIBUTIONS
 Dividends from net investment income ........................................      ( 0.020)               --
 Dividends in excess of net investment income ................................           --                --
 Distributions from net realized gains on investments ........................      ( 0.063)               --
 Distributions in excess of net realized gains on investments ................           --                --
                                                                                  ----------        ---------
   Total distributions .......................................................      ( 0.083)               --
                                                                                  ----------        ---------
NET ASSET VALUE, END OF PERIOD ...............................................    $    8.90         $  10.06
                                                                                  ----------        ---------
TOTAL RETURN .................................................................       (10.79%)          11.78  %
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ...................................................    $6,842,414        $7,316,716
 Ratio of net expenses to average net assets .................................         1.48%             1.48%*
 Ratio of net investment income to average net assets ........................         0.08%             0.79%*
 Portfolio turnover rate .....................................................          105%               85%
 Ratio of expenses to average net assets before reimbursement of expenses
   by the Advisor ............................................................         3.12%             3.20%*
 Ratio of net investment income to average net assets before reimbursement
   of expenses by the Advisor ................................................       ( 1.56%)         ( 0.92  %)*

---------
(1) Commenced operations on December 22, 1997.

     * Annualized

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders,
Smith Breeden Financial Services Fund of the Smith Breeden Trust:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden Financial Services Fund of the Smith Breeden Trust (the "Fund") as of March 31, 1999, and the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the years in the two-year periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Smith Breeden Financial Services Fund of the Smith Breeden Trust as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 14, 1999

SMITH BREEDEN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE REVIEW

     The Smith Breeden High Yield Bond Fund commenced operations on October 15, 1998. Through March 31, 1999, the Fund generated a total return of 0.39%. The return of the Merrill Lynch High Yield 175 Index was 10.12% for the same period. The graph below shows the return on the Fund compared to the Merrill Lynch High Yield 175 Index, as well as the average High Yield Fund as measured by Morningstar.

[GRAPHIC]

                                                 TOTAL RETURN FROM 10/15/98 TO
                                                            3/31/99
                                                --------------------------------
                                                    SINCE
                                                  INCEPTION     FINAL VALUE OF
                                                 (10/15/98)   $10,000 INVESTMENT
                                                ------------ -------------------
Smith Breeden High Yield Bond Fund ............      0.39%         $10,039
Merrill Lynch High Yield 175 Index ............     10.12%          11,012
Morningstar Avg. High Yield Bond Fund .........     10.36%          11,036

     The Fund opened on October 15, 1998 with a 100% cash weighting and with the surprise announcement by the Federal Reserve that rates were being lowered by 0.25%. The rate cut by the Fed sparked equities and high yield bonds to record returns for the remainder of the year. The high yield market, where it was difficult to sell a bond in August and September 1998 due to investor's avoidance of risk, sprang to life quickly, reversing the trend and making it difficult to find quality bonds for sale. The High Yield Fund, which continued to selectively purchase securities, was fully invested in the high yield market by the end of 1998, but missed most of the fourth quarter returns.

     Returns in the first quarter of 1999 were negatively influenced by the price movement of two of the Fund's investments: ForceEnergy and Iridium. The remainder of the portfolio (without Iridium and ForceEnergy) performed strongly.

SMITH BREEDEN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE REVIEW (CONT.)

     ForceEnergy, an oil and gas exploration and production company, had a planned equity cash infusion fall through in January and filed for Chapter 11 Bankruptcy reorganization in March. ForceEnergy was hurt by the prolonged period of low oil prices. With the rise in energy prices, ForceEnergy's assets are regaining their value and we are hopeful the company will emerge quickly from bankruptcy protection.

     Iridium, a satellite communications company, missed its revenue and subscriber estimates in March 1999 which led to management changes at the top of the organization. Iridium is a company in transition, changing its focus from building and launching satellites to marketing the telecommunications services it kicked off late last year.

     Overall, we feel the high yield bond sector remains attractive. The sector has regained a large portion of the losses associated with the August-September 1998 period, but junk bond yields continue to be offered at spreads to comparable US Treasuries that are wide in relationship to their 1998 levels. Spreads to US Treasuries peaked in October 1998 near 750 basis points* and as of March 1999 were at 575 bps, still above their long term average of 500 bps and well above their March 1998 level of 350 bps. We believe that the risk of bond defaults is more than compensated by these higher yields. The last time this risk was priced with yields of 750 bps above US Treasuries was in 1991, when high yield bond defaults were over 10% annually. In 1998, high yield defaults were 3.31%, according to Moody's. Although defaults have been increasing, the increase has not been dramatic. Moody's trailing-twelve-month default rate (percentage of issuers) reached 3.68% in March, the highest level since April 1993, but well below 1990-1991 levels. We believe long term investors are being well rewarded by the added yield spreads for taking on these levels of default risk.
---------
* 100 basis points (bps) = 1%

SMITH BREEDEN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                MARCH 31, 1999



   FACE                                                                            MARKET
  AMOUNT    SECURITY                                                               VALUE
---------   ----------------------------------------------------------------   -------------
            CORPORATE BOND HOLDINGS -- 99.9%
            MEDIA AND COMMUNICATIONS -- 37.4%
100,000     Chancellor Media 12/15/07 8.125% ...............................    $  102,250
100,000     Echostar DBS Corp. 2/1/09 9.375% (1) ...........................       104,375
100,000     Intermedia Communications 7/15/07 Step-up, 11.07% (3) ..........        76,250
100,000     Iridium LLC/CAP 7/15/05 10.875% ................................        38,000
100,000     Level 3 Communications 5/1/08 9.125% ...........................       101,250
100,000     Pegasus Communication 12/1/06 9.75% (1) ........................       104,000
100,000     PSINet Inc. 2/15/05 10.00% .....................................       106,250
200,000     Qwest Communications Int. 10/15/07 Step-up, 8.02% (3) ..........       160,000
                                                                                ----------
                                                                                   792,375
                                                                                ----------
            HOUSING -- 9.6%
100,000     American Standard Companies 2/15/10 7.625% .....................        98,500
100,000     Kaufman & Broad 11/15/06 9.625% ................................       105,250
                                                                                ----------
                                                                                   203,750
                                                                                ----------
            INFORMATION TECHNOLOGY -- 9.5%
100,000     Apple Computer Inc. 2/15/04 6.50% ..............................        91,625
100,000     Unisys Corp. 4/15/03 12.00% ....................................       110,500
                                                                                ----------
                                                                                   202,125
                                                                                ----------
            GAMING AND LEISURE -- 9.5%
100,000     HMH Properties 8/1/05 7.875% ...................................        98,250
100,000     Hollywood Park 8/1/07 9.50% ....................................       103,000
                                                                                ----------
                                                                                   201,250
                                                                                ----------
            HEALTHCARE -- 9.4%
200,000     Tenet Healthcare Corp. 1/15/07 8.625% ..........................       201,000
                                                                                ----------
                                                                                   201,000
                                                                                ----------
            ENERGY -- 6.6%
100,000     ForceEnergy, Inc. 11/1/06 9.50% (2) ............................        47,500
100,000     Pogo Producing Co. 5/15/07 8.75% ...............................        92,500
                                                                                ----------
                                                                                   140,000
                                                                                ----------
            AEROSPACE -- 4.7%
100,000     Atlas Air, Inc. 11/15/06 9.375% ................................       100,500
                                                                                ----------
                                                                                   100,500
                                                                                ----------
            FOOD AND DRUG -- 4.7%
100,000     Great Atlantic & Pacific 4/15/07 7.75% .........................        99,107
                                                                                ----------
                                                                                    99,107
                                                                                ----------
            FINANCIAL -- 4.4%
100,000     Conseco Financing 11/15/26 8.70% ...............................        92,738
                                                                                ----------
                                                                                    92,738
                                                                                ----------
            INTERNATIONAL -- 4.1%
100,000     Asia Pulp & Paper Intl. 10/1/00 10.25% .........................        88,250
                                                                                ----------
                                                                                    88,250
                                                                                ----------
            TOTAL CORPORATE BOND HOLDINGS (COST $2,195,739).................     2,121,095
                                                                                ----------
            CASH AND OTHER ASSETS LESS LIABILITIES -- 0.1% .................           291
                                                                                ----------
            NET ASSETS -- 100.0% ...........................................    $2,121,386
                                                                                ==========

---------
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold in transactions exempt from registration, normally to qualified insitutional buyers. In total, 144A securities represent 9.8% of net assets.

(2) Security is in default on interest payments due to Chapter 11 bankruptcy reorganization by the issuing company. The security in default represents 2.2% of net assets.

(3) Yield shown is the purchased yield to maturity for step-up bonds.

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             MARCH 31, 1999


ASSETS
 Investments at market value (identified cost $2,195,739) (Note 1)........................   $ 2,121,095
 Cash ....................................................................................        11,780
 Interest receivable .....................................................................        49,964
 Due from Advisor (Note 3) ...............................................................        12,068
 Other assets ............................................................................            91
                                                                                             -----------
   TOTAL ASSETS ..........................................................................     2,194,998
                                                                                             -----------
LIABILITIES
 Bank loan (Note 5) ......................................................................        60,000
 Interest and loan fees payable ..........................................................           637
 Accrued expenses ........................................................................        12,975
                                                                                             -----------
   TOTAL LIABILITIES .....................................................................        73,612
                                                                                             -----------
NET ASSETS:
 (Applicable to outstanding shares of 243,392; unlimited number of shares of beneficial
 interest authorized; no stated par) .....................................................   $ 2,121,386
                                                                                             ===========
 Net asset value, offering price and redemption price per share ($2,121,386 / 243,392)....   $      8.72
                                                                                             ===========
SOURCE OF NET ASSETS
 Paid in capital .........................................................................   $ 2,195,571
 Accumulated net realized gain on investments ............................................           459
 Net unrealized depreciation of investments ..............................................       (74,644)
                                                                                             -----------
   NET ASSETS ............................................................................   $ 2,121,386
                                                                                             ===========


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED MARCH 31, 1999 (1)

INVESTMENT INCOME
 Interest and discount earned, net of premium amortization and interest expense ($637)      $  79,890
  (Note 1)                                                                                  ---------
EXPENSES
 Advisory fees (Note 3) ..................................................................      6,058
 Accounting and pricing services fees ....................................................     13,750
 Custodian fees...........................................................................      1,962
 Audit and tax preparation fees ..........................................................      5,220
 Legal fees ..............................................................................      1,644
 Transfer agent fees .....................................................................      9,144
 Registration fees .......................................................................     17,875
 Trustees fees and expenses ..............................................................        337
 Insurance expense .......................................................................      2,400
 Other ...................................................................................        639
                                                                                            ---------
   TOTAL EXPENSES BEFORE REIMBURSEMENT ...................................................     59,029
   Expenses reimbursed by Advisor (Note 3) ...............................................    (50,547)
                                                                                            ---------
   NET EXPENSES ..........................................................................      8,482
                                                                                            ---------
   NET INVESTMENT INCOME .................................................................     71,408
                                                                                            ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain on investments ........................................................        459
 Change in unrealized depreciation of investments ........................................    (74,644)
                                                                                            ---------
 Net realized and unrealized loss on investments .........................................    (74,185)
                                                                                            ---------
 Net decrease in net assets resulting from operations ....................................  $  (2,777)
                                                                                            =========

---------
(1) Commenced operations on October 15, 1998

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS



                                                                                PERIOD ENDED
                                                                             MARCH 31, 1999 (1)
                                                                            -------------------
OPERATIONS
 Net investment income ....................................................     $   71,408
 Net realized gain on investments .........................................            459
 Net unrealized depreciation of investments ...............................        (74,644)
                                                                                ----------
 Net decrease in net assets resulting from operations .....................         (2,777)
                                                                                ----------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income .....................................        (71,405)
                                                                                ----------
 Total distributions ......................................................        (71,405)
                                                                                ----------
CAPITAL SHARE TRANSACTIONS
 Shares sold ..............................................................      2,126,127
 Shares issued on reinvestment of distributions ...........................         71,423
 Shares redeemed ..........................................................         (1,982)
                                                                                ----------
 Increase in net assets resulting from capital share transactions (a) .....      2,195,568
                                                                                ----------
   TOTAL INCREASE IN NET ASSETS ...........................................      2,121,386
NET ASSETS
 Beginning of period ......................................................             --
                                                                                ----------
 End of period ............................................................     $2,121,386
                                                                                ==========
(a) Transactions in capital shares were as follows:
 Shares sold ..............................................................        235,588
 Shares issued on reinvestment of distributions ...........................          8,031
 Shares redeemed ..........................................................           (227)
                                                                                ----------
 Net increase .............................................................        243,392
 Beginning balance ........................................................             --
                                                                                ----------
 Ending balance ...........................................................        243,392
                                                                                ==========

---------
(1) Commenced operations on October 15, 1998

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


     The following average per share data, ratios and supplemental information has been derived from information provided in the financial statements.



                                                                                               PERIOD ENDED
                                                                                            MARCH 31, 1999 (1)
                                                                                           -------------------
NET ASSET VALUE, BEGINNING OF PERIOD .....................................................      $   9.00
                                                                                                --------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income ...................................................................          0.318
 Net realized and unrealized loss on investments .........................................         (0.280)
                                                                                                ---------
 Total from investment operations ........................................................          0.038
                                                                                                ---------
 LESS DISTRIBUTIONS
 Dividends from net investment income ....................................................         (0.318)
 Dividends in excess of net investment income ............................................             --
 Distributions from net realized gains on investments ....................................             --
 Distributions in excess of net realized gains on investments ............................             --
                                                                                                ---------
   Total distributions ...................................................................         (0.318)
                                                                                                ---------
NET ASSET VALUE, END OF PERIOD ...........................................................      $   8.72
                                                                                                ---------
TOTAL RETURN .............................................................................          0.39  %
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ...............................................................      $2,121,386
 Ratio of net expenses to average net assets .............................................           0.98%*
 Ratio of net investment income to average net assets ....................................           8.30%*
 Portfolio turnover rate .................................................................             12%
 Ratio of expenses to average net assets before reimbursement of expenses by the
   Advisor ...............................................................................           6.86%*
 Ratio of net investment income to average net assets before reimbursement of expenses
   by the Advisor ........................................................................           2.43%*

---------
(1) Commenced operations on October 15, 1998.

     * Annualized

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders,
Smith Breeden High Yield Bond Fund of the Smith Breeden Trust:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden High Yield Bond Fund of the Smith Breeden Trust (the "Fund") as of March 31, 1999, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period October 15, 1998 (commencement of operations) to March 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Breeden High Yield Bond Fund of the Smith Breeden Trust as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated period in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 14, 1999

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Breeden Series Fund and the Smith Breeden Trust (the "Trusts") are open-end, diversified management investment companies registered under the Investment Company Act of 1940, as amended. The Smith Breeden Series Fund offers shares in two series: the Smith Breeden Short Duration U.S. Government Fund (the "Short Fund") and the Smith Breeden Intermediate Duration U.S. Government Fund (the "Intermediate Fund"). The Smith Breeden Trust offers shares in three series: the Smith Breeden U.S. Equity Market Plus Fund (the "U.S. Equity Fund", formerly the Smith Breeden Equity Market Plus Fund), the Smith Breeden High Yield Bond Fund (the "High Yield Fund"), and the Smith Breeden Financial Services Fund (the "Financial Services Fund"). The following is a summary of accounting policies consistently followed by the Short Fund, the Intermediate Fund, the High Yield Fund, the U.S. Equity Fund and the Financial Services Fund (collectively, the "Funds").

A. SECURITY VALUATION: Portfolio securities are valued at the current market value provided by a pricing service, or by a bank or broker/dealer experienced in such matters when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System with total assets in excess of $500 million, and securities dealers, provided that such banks or dealers meet the credit guidelines of the Funds' Board of Trustees. In a repurchase agreement, a Fund acquires securities from a third party, with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Funds' custodian maintains control or custody of the securities collateralizing the repurchase agreement until maturity. The value of the collateral is monitored daily, and, if necessary, additional collateral is received to ensure that the market value of the collateral remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

C. REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid high-grade debt obligations at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

D. DOLLAR ROLL AND REVERSE DOLLAR ROLL AGREEMENTS: A dollar roll is an agreement to sell securities for delivery in the current month and to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, principal and interest paid on these securities are not received. When a Fund invests in a dollar roll, it is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by earnings on the cash proceeds of the initial sale.

A reverse dollar roll is agreement to buy securities for delivery in the current month and to sell substantially similar (same type and coupon) securities on a specified future date, typically at a lower price. During the roll period, the fund receives the principal and interest on the securities purchased in compensation for the cash invested in the transaction.

E. DISTRIBUTIONS AND TAXES: Dividends to shareholders are recorded on the ex-dividend date. Each Fund intends to continue to qualify for and elect the special tax treatment afforded to regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Funds of Federal income taxes. To so qualify, the Funds intend to distribute substantially all net investment income and net realized capital gains, if any, less any available capital loss carryforward. The following table summarized the available capital loss carryforwards for each Fund.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


1. SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

                                       CAPITAL LOSS        CAPITAL LOSS       CAPITAL LOSS
                                       CARRYFORWARD        CARRYFORWARD       CARRYFORWARD
FUND                                EXPIRES 3/31/2004   EXPIRES 3/31/2005   EXPIRES 3/31/2007
---------------------------------- ------------------- ------------------- ------------------
      Short Duration Fund ........       $658,505            $829,556           $      0
      Intermediate Duration Fund .              0                   0            126,641
      U.S. Equity Fund ...........              0                   0                  0
      Financial Services Fund ....              0                   0            196,832
      High Yield Bond Fund .......              0                   0                  0

F. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND OPERATING EXPENSES:
Securities transactions are recorded on the trade date. Interest income is accrued daily, and includes net amortization from the purchase of fixed-income securities. Discounts and premiums on fixed-income securities purchased are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

Expenses are accrued daily. Common expenses incurred by the Trusts are generally allocated among the funds comprising the Trusts based on the ratio of net assets of each Fund to the combined net assets of each Trust. Other expenses are charged to each Fund on a specific identification basis.

G. ACCOUNTING ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. FINANCIAL INSTRUMENTS

A. FUTURES CONTRACTS HELD OR ISSUED FOR PURPOSES OTHER THAN TRADING: The Short Fund, Intermediate Fund, and U.S. Equity Fund use interest-rate futures contracts for risk management purposes in order to reduce fluctuations in the Funds' net asset values relative to the Funds' targeted option-adjusted durations. The Financial Services Fund uses S&P 500 futures contracts for risk management purposes in order to manage the Fund's equity market risk relative to its benchmark. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED
The Short Fund had the following open futures contracts as of March 31, 1999:



                              NUMBER OF                 EXPIRATION      UNREALIZED
TYPE                          CONTRACTS   POSITION        MONTH         GAIN/(LOSS)
---------------------------- ----------- ---------- ----------------- --------------
5 Year Treasury ............      43       Short    June, 1999           $   7,791
10 Year Treasury ...........     113       Short    June, 1999              53,226
3 Month Eurodollar .........      31       Short    June, 1999              (1,140)
3 Month Eurodollar .........      55       Short    September, 1999         (9,898)
3 Month Eurodollar .........      12       Long     December, 1999          (6,054)
3 Month Eurodollar .........      12       Long     March, 2000            (10,004)
3 Month Eurodollar .........      12       Long     June, 2000             (10,891)
3 Month Eurodollar .........      12       Long     September, 2000        (11,429)
3 Month Eurodollar .........      12       Long     December, 2000         (10,541)
3 Month Eurodollar .........      12       Long     March, 2001            (11,429)
3 Month Eurodollar .........      12       Long     June, 2001             (11,729)
3 Month Eurodollar .........      62       Long     September, 2001         94,284
3 Month Eurodollar .........      12       Long     December, 2001         (10,529)
3 Month Eurodollar .........      12       Long     March, 2002            (11,980)
3 Month Eurodollar .........      12       Long     June, 2002             (12,305)
3 Month Eurodollar .........      12       Long     September, 2002        (12,342)
3 Month Eurodollar .........      12       Long     December, 2002         (10,804)
3 Month Eurodollar .........      12       Long     March, 2003            (12,241)
3 Month Eurodollar .........      12       Long     June, 2003             (12,316)
3 Month Eurodollar .........      12       Long     September, 2003        (12,316)
3 Month Eurodollar .........      12       Long     December, 2003         (10,841)
3 Month Eurodollar .........      12       Long     March, 2004            (11,804)
3 Month Eurodollar .........      12       Long     June, 2004             (11,879)
3 Month Eurodollar .........      12       Long     September, 2004        (12,079)
3 Month Eurodollar .........      12       Long     December, 2004         (10,854)
3 Month Eurodollar .........      12       Long     March, 2005            (11,579)
3 Month Eurodollar .........      12       Long     June, 2005             (11,654)
3 Month Eurodollar .........      12       Long     September, 2005        (11,479)
3 Month Eurodollar .........       4       Long     December, 2005          (1,168)
3 Month Eurodollar .........       2       Long     March, 2006               (559)
                                                                         ---------
                                                    Total               ($ 116,543)
                                                                         =========

The Intermediate Fund had the following open futures contracts as of March 31, 1999:



                            NUMBER OF                EXPIRATION    UNREALIZED
TYPE                        CONTRACTS   POSITION       MONTH       GAIN/(LOSS)
-------------------------- ----------- ---------- --------------- ------------
5 Year Treasury ..........     32        Long     June, 1999       ($ 10,246)
10 Year Treasury .........     82        Short    June, 1999          87,600
                                                                    --------
                                                  Total             $ 77,354
                                                                    ========

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED
The U.S. Equity Fund had the following open interest-rate futures contracts as of March 31, 1999:



                              NUMBER OF                 EXPIRATION      UNREALIZED
TYPE                          CONTRACTS   POSITION        MONTH         GAIN/(LOSS)
---------------------------- ----------- ---------- ----------------- --------------
5 Year Treasury ............     126       Short    June, 1999           $  18,527
10 Year Treasury ...........      81       Short    June, 1999              60,409
3 Month Eurodollar .........     185       Long     June, 1999              31,543
3 Month Eurodollar .........     166       Short    September, 1999       (214,510)
3 Month Eurodollar .........      18       Short    December, 1999           7,819
3 Month Eurodollar .........      55       Short    March, 2000            (31,048)
3 Month Eurodollar .........      18       Short    June, 2000              15,032
3 Month Eurodollar .........     127       Short    September, 2000       (164,284)
3 Month Eurodollar .........      18       Short    December, 2000          14,007
3 Month Eurodollar .........      49       Short    March, 2001             (3,208)
3 Month Eurodollar .........      18       Short    June, 2001              15,132
3 Month Eurodollar .........     123       Short    September, 2001       (148,704)
3 Month Eurodollar .........      18       Short    December, 2001          12,769
3 Month Eurodollar .........      48       Short    March, 2002              3,059
3 Month Eurodollar .........      18       Short    June, 2002              15,494
3 Month Eurodollar .........     117       Short    September, 2002        (35,589)
3 Month Eurodollar .........      18       Short    December, 2002          13,369
3 Month Eurodollar .........      62       Short    March, 2003             (3,129)
3 Month Eurodollar .........      18       Short    June, 2003              15,544
3 Month Eurodollar .........     102       Short    September, 2003         35,204
3 Month Eurodollar .........      16       Short    December, 2003          10,803
3 Month Eurodollar .........      65       Short    March, 2004              9,645
3 Month Eurodollar .........      16       Short    June, 2004              12,803
3 Month Eurodollar .........      16       Short    September, 2004         13,103
3 Month Eurodollar .........      16       Short    December, 2004          11,678
3 Month Eurodollar .........     135       Short    March, 2005             26,768
3 Month Eurodollar .........      16       Short    June, 2005              13,003
3 Month Eurodollar .........      13       Short    September, 2005         11,167
3 Month Eurodollar .........       4       Short    December, 2005           2,007
3 Month Eurodollar .........      78       Short    March, 2006             18,424
3 Month Eurodollar .........      24       Short    March, 2007              8,292
                                                                         ---------
                                                    Total               ($ 204,874)
                                                                         =========

The Financial Services Fund had the following open futures contracts on the S&P 500 Index as of March 31, 1999:



                   NUMBER OF                                 UNREALIZED
TYPE               CONTRACTS   POSITION   EXPIRATION MONTH   GAIN/(LOSS)
----------------- ----------- ---------- ------------------ ------------
S&P 500 .........     7         Short      June, 1999        ($ 57,627)
                                                              --------
                                               Total         ($ 57,627)
                                                              ========

Futures transactions involve costs and may result in losses. The effective use of futures depends on the Funds' ability to close futures positions at times when the Funds' Advisor deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Funds, of the futures contract themselves, and of the securities that are the subject of a hedge.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED
B. DERIVATIVE FINANCIAL INSTRUMENTS HELD OR ISSUED FOR TRADING PURPOSES: The U.S. Equity Fund invests in futures contracts on the S&P 500 Index whose returns are expected to track movements in the S&P 500 Index.

The U.S. Equity Fund had the following open futures contracts on the S&P 500 Index as of March 31, 1999:



                     NUMBER OF              EXPIRATION   UNREALIZED
TYPE                 CONTRACTS   POSITION      MONTH     GAIN/(LOSS)
------------------- ----------- ---------- ------------ ------------
  S&P 500 .........    580        Long     June, 1999    $1,787,863
                                                         ----------
                                              Total      $1,787,863
                                                         ==========

C. ASSETS PLEDGED TO COVER MARGIN REQUIREMENTS FOR OPEN FUTURES POSITIONS: The aggregate market value of assets pledged to cover margin requirements for the open futures positions at March 31, 1999 was:



FUND                             ASSETS PLEDGED
------------------------------- ---------------
  Short Fund ..................   $   353,496
  Intermediate Fund ...........       215,792
  U.S. Equity Fund ............    11,246,155
  Financial Services Fund .....       115,500

E. INTEREST-RATE SWAP CONTRACTS: The Funds may use interest-rate swap contracts to help manage interest-rate risk. Interest-rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The most common type of interest-rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Interest-rate swaps do not involve the exchange of principal between the parties. The Funds will not enter into interest-rate swap contracts unless the unsecured commercial paper, unsecured senior debt or the claims-paying ability of the counterparty is rated either AA or A or better by Standard & Poor's Corporation, or Aa or P-1 or better by Moody's Investors Service, Inc. (or is otherwise acceptable to either agency) at the time of entering into such a transaction. If the counterparty to the swap transaction defaults, the Funds will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that interest-rate swap contract counterparties will be able to meet their obligations under the swap contracts or that, in the event of default, the Funds will succeed in pursuing contractual remedies. The Funds may thus assume the risk that payments owed the Funds under a swap contract will be delayed, or not received at all. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the interest-rate swaps, and may realize a loss. The Funds recognize gains and losses under interest-rate swap contracts as realized gains or losses on investments upon sale of the swap contracts.

As of March 31, 1999, the Short Fund had two open interest-rate swap contracts. In each of the contracts, the Short Fund has agreed to pay a fixed rate and receive a floating rate. The Short Fund's interest-rate swap contracts have been entered into on a net basis, i.e., the two payment streams are netted out, with the Short Fund receiving or paying, as the case may be, only the net amount of the two payments. The floating rate on the contracts resets quarterly and is the three-month London Inter-Bank Offered Rate ("LIBOR"). The Short Fund's interest payable on the interest-rate swap contracts as of March 31, 1999 was $57,776. No collateral is required under these contracts.

F. INTEREST-RATE CAP CONTRACTS: The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate caps. The Short Fund had one interest-rate cap contract open at March 31, 1999.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED
G. OPTIONS ON INTEREST-RATE SWAP CONTRACTS: The Funds may enter into over-the-counter transactions swapping interest rates, or purchase options to enter into such contracts. Purchased options on interest-rate swap contracts ("swaptions") give the right, but not the obligation, to enter into a swap contract with the counterparty which has written the option on a date, at an interest rate, and with a notional amount as specified in the swaption agreement.

As of March 31, 1999, the U.S. Equity Fund had two open swaptions. In each of the contracts, the Fund has paid a sum of money, called a premium, to the counterparty, in return for the swaptions. These swaptions may be exercised by entering into a swap contract with the counterparty only on the date specified in each contract. If the swaptions are exercised, the Fund will enter into a swap either to pay a specified fixed interest rate in return for receiving a floating rate, or receive a fixed rate in return for paying a floating rate, based on the respective contracts, or both. The floating rate on the swap contracts as specified in the swaption agreements resets quarterly and is the three-month London Inter-Bank Offered Rate ("LIBOR"). If the counterparty to the swaption transaction defaults, the Fund will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that the interest rate swap or swaption contract counterparty will be able to meet its obligation under the contracts, or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in, or prevented from, receiving payments owed to it under the swaption, or swap contracts should the swaptions be exercised. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the swaptions, and may realize a loss. The Fund recognizes gains and losses under swaptions as realized gains or losses on investments upon sale or expiration of the contracts.


3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Smith Breeden Associates, Inc. (the "Advisor"), a registered Investment Advisor, provides the Funds with investment management services. As compensation for these services, the Funds pay the Advisor a fee computed daily and payable monthly at a fixed annual rate based on the Funds' average daily net assets.

The Advisor has voluntarily agreed to reimburse normal business expenses of the Funds through August 1, 1999 so that total direct and indirect operating expenses do not exceed the percentages listed below of each fund's average net assets. This voluntary agreement may be terminated or modified at any time by the Advisor in its sole discretion except that the Advisor has agreed to limit expenses to these levels until August 1, 1999. The table below lists the fees received by the Advisor and the expenses reimbursed by the Advisor to each Fund during the year ending March 31, 1999.

                                 NET EXPENSE   FEES RECEIVED   EXPENSES REIMBURSED
FUND                                RATIO        BY ADVISOR        BY ADVISOR
------------------------------- ------------- --------------- --------------------
      Short Fund ..............      0.78%       $  508,343         $ 155,616
      Intermediate Fund .......      0.88%          355,620            83,434
      U.S. Equity Fund ........      0.88%        1,090,372           251,051
      Financial Services Fund .      1.48%          107,863           117,431
      High Yield Bond Fund ....      0.98%            6,058            50,547

The Funds have adopted a Distribution and Services Plan (the "Plan") under Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Advisor to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Funds, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the Advisor, which may come out of the advisory fee, to dealers and other persons at the annual rate of up to 0.25% of each Fund's average net assets, subject to the authority of the Trustees of the Fund, to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Advisor shall determine the amount of such payments and the purposes for which they are made.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- CONTINUED Certain officers and trustees of the Fund are also officers and directors of the Advisor.


4. INVESTMENT TRANSACTIONS

During the year ended March 31, 1999 purchases and proceeds from sales of securities, other than short-term investments, aggregated:



                                  PURCHASES OF       PROCEEDS FROM
FUND                               SECURITIES     SALES OF SECURITIES
------------------------------- ---------------- --------------------
  Short Fund ..................  $ 257,690,659       $ 254,290,486
  Intermediate Fund ...........    259,809,711         229,277,078
  U.S. Equity Fund ............    875,819,709         790,168,109
  Financial Services Fund .....     11,055,264           8,877,443
  High Yield Bond Fund ........      2,398,197             213,563

The cost of securities held for Federal tax purposes, and the net unrealized appreciation (depreciation) of investments, short sales and futures contracts is as follows:



                                COST OF SECURITIES                                          NET UNREALIZED
                                  FOR FEDERAL TAX    GROSS UNREALIZED   GROSS UNREALIZED     APPRECIATION
FUND                                 PURPOSES          APPRECIATION       DEPRECIATION      (DEPRECIATION)
------------------------------ -------------------- ------------------ ------------------ -----------------
 Short Fund ..................     $ 93,524,013         $ 1,102,601      ($  3,534,330)     ($  2,431,729)
 Intermediate Fund ...........       66,373,425             213,025           (360,020)          (146,995)
 U.S. Equity Fund ............      246,631,334           2,443,797         (1,376,620)         1,067,177
 Financial Services Fund .....        8,654,885             503,012           (462,793)            40,219
 High Yield Bond Fund ........        2,195,739              46,929           (121,573)           (74,644)

5. CREDIT FACILITY

The High Yield Bond Fund and the Financial Services Funds have available unsecured lines of credit from Bank of New York, the Funds' custodian. Total borrowing allowed under the lines of credit is limited to the lesser of:

a) The amount of the line of credit;

b) 33 1/3% of the amount by which each Fund's total assets exceed each Fund's total liabilities at the time a borrowing request is made;

c) The maximum amount the Funds are permitted to borrow under the Investment Company Act of 1940, as amended; or

d) The maximum amount the Bank of New York is permitted to loan to the Funds under regulations promulgated by the Board of Governors of the Federal Reserve System.

The Financial Services Fund pays a fee of 0.15% per annum, and the High Yield Fund pays a fee of 0.25% per annum on the total line of credit, whether used or unused. In addition, the Financial Services Fund pays interest at a rate per annum equal to the overnight Federal Funds Rate plus 1%, and the High Yield Fund pays interest at a rate per annum equal to the overnight Federal Funds Rate plus 1 1/4%, on amounts borrowed under the lines of credit. The total amount of the line of credit is $2,500,000 for the Financial Services Fund and $1,000,000 for the High Yield Bond Fund. As of March 31, 1999, the Financial Services Fund had borrowed $2,125,000 and the High Yield Bond Fund had borrowed $60,000 under the Funds' respective lines of credit.












                   SMITH BREEDEN TRUST
		        FORM N-1A
		PART C.  OTHER INFORMATION


   Item 23.  Exhibits.

(a)     Declaration of Trust: Incorporated by Reference
(b) 	By-Laws: Incorporated by Reference
(c) 	Instruments Defining Rights of Security Holders:
	   Incorporated by Reference
(d) 	Form of Investment Advisory Agreement for Smith
	   Breeden Trust: Incorporated by Reference
(e)     Form of Underwriting or Distribution Agreement
(f)     Bonus, Profit Sharing, Pension and Other
	   Similar Arrangements:  Not Applicable
(g)     Custodian Agreement:  Incorporated by Reference
(h)	Other Material Contracts:
	   Accounting and Shareholder Services Agreement:
	      Incorporated by Reference for the
	      Smith Breeden U.S. Equity Market Plus
	      Fund and the Smith Breeden Financial
	      Services Fund; to be filed by an amendment
	      hereto for each of the Smith Breeden High
	      Yield Bond Fund, the Smith Breeden
	      Asian/Pacific Equity Market Fund, and the
	      Smith Breeden European Equity Market Fund
(i)     Legal Opinion:  Incorporated by Reference to
	   Pre-Effective Amendment Number 2 filed April
	   14, 1992
(j)     Other Opinions:
	   Independent Auditors' Consent
(k)     Financial Statements Omitted from Item 22: Not
	   Applicable
(l)     Initial Capital Agreements: Incorporated by
	   Reference
(m)     Form of Rule 12b-1 Plan for Smith Breeden
	   Trust: Incorporated by Reference
(n)     Financial Data Schedule: Not Applicable
(o)	Rule 18f-3 Multiclass Plan: Not Applicable

Item 24. Persons Controlled by or under Common Control with Registrant.

   As of 4/30/99, there were no persons controlled by or under common control with any of the Smith Breeden
U.S. Equity Market Plus Fund, the Smith Breeden
Asian/Pacific Equity Market Fund, or the Smith
Breeden European Equity Market Fund.  Smith Breeden
Associates, Inc. of Chapel Hill, North Carolina may be deemed to control the Smith Breeden Financial
Services Fund and the Smith Breeden High Yield Bond
Fund by virtue of owning 59.50% and 94.82% of the outstanding shares of those Funds, respectively, as of 4/30/99.

Item 25.  Indemnification.

Reference is made to Article IV,Sections 4.2 and 4.3 of Registrant's Declaration of Trust with respect to indemnification of the Trustees and officers of Registrant against liabilities which may be incurred by them in such capacities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission ("SEC"), such indemnification is against public policy as expressed in the Act, and is therefore, unenforceable. In the event that a claim for indeminfication against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the Fund.

Item 26.  Business and Other Connections of Adviser.

Smith Breeden Associates, Inc. (the "Adviser") acts as investment adviser to financial institution, insurance, pension, charitable foundation clients and other registered investment companies. For a description of the officers and directors of the Adviser and their business affiliations, see "Management of the Funds" in the Prospectus contained within this Registration
Statement.

Item 27.    Principal Underwriters

    (a) First Data Distributors, Inc. ("FDDI"), the principal underwriter for the Registrant's securities, currently acts as principal underwriter for the following entities:

	BT Insurance Funds Trust
	CT&T Funds
	First Choice Funds Trust
	Forward Funds, Inc.
	The Galaxy Fund
	Galaxy Fund II
	The Galaxy VIP Fund
	The Govett Funds, Inc.
	IAA Trust Asset Allocation Fund, Inc.
	IAA Trust Growth Fund, Inc.
	IAA Trust Taxable Fixed Income Series Fund, Inc.
	IAA Trust Tax Exempt Bond Fund, Inc.
	IBJ Funds Trust
	ICM Series Trust
	Light Index Funds, Inc.
	LKCM Funds
	Matthews International Funds
	McM Funds
	Metropolitan West Funds
	Panorama Trust
	The Potomac Funds
	Rembrandt Funds
	RWB/WPG U.S. Large Stock Fund
	Smith Breeden Series Fund
	Smith Breeden Trust
	The Sports Funds Trust
	The Stratton Funds, Inc.
	Stratton Growth Fund, Inc.
	Stratton Monthly Dividend REIT Shares, Inc.
	Tomorrow Funds Retirement Trust
	Trainer, Wortham First Mutual Funds
	Undiscovered Managers Funds
	Weiss, Peck & Greer Funds Trust
	Weiss, Peck & Greer International Fund
	Wilshire Target Funds, Inc.
	WorldWide Index Funds
	WPG Growth Fund
	WPG Growth and Income Fund
	WPG Tudor Fund

    (b) The table below sets forth certain information as to the Underwriter's Directors, Officers and Control Persons:

NAME AND PRINCIPAL     POSITION AND OFFICES   POSITION AND
BUSINESS ADDRESS        WITH UNDERWRITER      OFFICES WITH
                                               REGISTRANT

Robert Guillocheau        Director		 None
4400 Computer Drive
Westborough, MA  01581

Francis Koudelka	President & Chief	 None
4400 Computer Drive	Executive Officer
Westborough, MA  01581

Jack Kutner		  Director		 None
4400 Computer Drive
Westborough, MA  01581

Scott Hacker		Vice President,		 None
4400 Computer Drive	Treasurer & Chief
Westborough, MA  01581	Compliance Officer

Bruno DiStefano		Vice President		 None
4400 Computer Drive
Westborough, MA  01581

Sue Moscaritolo		Vice President		 None
4400 Computer Drive
Westborough, MA  01581

Bernard Rothman		Vice President		 None
4400 Computer Drive
Westborough, MA  01581

Christine Ritch		Chief Legal Officer	 None
4400 Computer Drive	and Clerk
Westborough, MA  01581

Bradley Stearns		Assistant Clerk		 None
4400 Computer Drive
Westborough, MA  01581

  (c) Not Applicable.


Item 28.  Locations of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company
Act of 1940 and the Rules thereunder will be kept by the Registrant at the following offices:

     (1) First Data Investor Services, Inc., 3200
	Horizon Drive, P. O. Box 61503, King of
	Prussia, Pennsylvania  19406-0903
     (2) Smith Breeden Associates, Inc., 100 Europa
	Drive, Suite 200, Chapel Hill, NC 27514

Item 29.  Management Services.

    There are no management-related service contracts not discussed in Part A or Part B.

Item 30.  Undertakings.

(a) The Registrant previously has undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in accordance with the requirements of
Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b) The Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

      SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration
Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chapel Hill, the State of North Carolina, on the 28th day of May, 1999.


              SMITH BREEDEN TRUST



                             By
                                   Michael J. Giarla
                                       President



    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


  SIGNATURE              TITLE                DATE



Michael J. Giarla  President, Principal    May 28, 1999
                    Executive Officer,
		       and Trustee

Douglas T. Breeden*    Trustee       	   May 28, 1999

Stephen M. Schaefer*   Trustee             May 28, 1999

Myron S. Scholes*      Trustee             May 28, 1999

William F. Sharpe*     Trustee             May 28, 1999

Marianthe S. Mewkill  Principal Financial  May 28, 1999
		     and Accounting Officer

* By Marianthe S. Mewkill, Attorney-in-Fact pursuant to power-of-attorney filed previously.